    As filed with the Securities and Exchange Commission on January 26, 2001


                                        Securities Act registration no. 33-38953
                                       Investment Company Act file no. 811-06279
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
--------------------------------------------------------------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Post-Effective Amendment No. 25                       [X]

                                        and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                               Amendment No. 27                              [X]
--------------------------------------------------------------------------------

                       HARRIS ASSOCIATES INVESTMENT TRUST
                                  (Registrant)

                      Two North La Salle Street, Suite 500
                          Chicago, Illinois 60602-3790

                          Telephone number 312/621-0600
--------------------------------------------------------------------------------

     Robert M. Levy                                Cameron S. Avery
     Harris Associates L.P.                        Bell, Boyd & Lloyd LLC
     Two North La Salle Street, #500               70 West Madison Street, #3300
     Chicago, Illinois  60602                      Chicago, Illinois  60602

                              (Agents for service)
--------------------------------------------------------------------------------

                  Amending Parts A, B and C and filing Exhibits

--------------------------------------------------------------------------------

          It is proposed that this filing will become effective:
                 X   immediately upon filing pursuant to rule 485(b)
                ---
                ---  on  _____________ pursuant to rule 485(b)
                --- 60 days after filing pursuant to rule 485(a)(1) --- on _____________ pursuant to rule 485(a)(1)
                --- 75 days after filing pursuant to rule 485(a)(2) --- on _____________ pursuant to rule 485(a)(2)

--------------------------------------------------------------------------------

                              [GRAPHIC OF TREE]

                                                             THE OAKMARK FUND

                                                             THE OAKMARK
                                                             SELECT FUND

                                                             THE OAKMARK SMALL
                                                             CAP FUND

                                                             THE OAKMARK EQUITY
                                                             AND INCOME FUND

                                                             THE OAKMARK
                                                             GLOBAL FUND

                                                             THE OAKMARK
                                                             INTERNATIONAL FUND

                                                             THE OAKMARK
                                                             INTERNATIONAL SMALL
                                                             CAP FUND

                                   PROSPECTUS
                                JANUARY 26, 2001




The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ADVISED BY HARRIS ASSOCIATES L.P.

                                TABLE OF CONTENTS

---------------------------------------------------------------------------------
OVERVIEW OF THE OAKMARK FAMILY OF FUNDS                                         1
Investment Objectives                                                           1
Principal Investment Strategies                                                 1
---------------------------------------------------------------------------------
THE OAKMARK FUND (OAKMX)                                                        3
Investment Objective                                                            3
Principal Investment Strategy                                                   3
Principal Investment Risks                                                      3
Is The Fund Right For Me?                                                       3
Performance Information                                                         4
Fees and Expenses                                                               5
---------------------------------------------------------------------------------
THE OAKMARK SELECT FUND (OAKLX)                                                 6
Investment Objective                                                            6
Principal Investment Strategy                                                   6
Principal Investment Risks                                                      6
Is The Fund Right For Me?                                                       7
Performance Information                                                         7
Fees and Expenses                                                               8
---------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND (OAKSX)                                              9
Investment Objective                                                            9
Principal Investment Strategy                                                   9
Principal Investment Risks                                                      9
Is The Fund Right For Me?                                                      10
Performance Information                                                        10
Fees and Expenses                                                              11

---------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND (OAKBX)                                     13
Investment Objective                                                           13
Principal Investment Strategy                                                  13
Principal Investment Risks                                                     13
Is The Fund Right For Me?                                                      14
Performance Information                                                        14
Fees and Expenses                                                              16
---------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND (OAKGX)                                                17
Investment Objective                                                           17
Principal Investment Strategy                                                  17
Principal Investment Risks                                                     17
Is The Fund Right For Me?                                                      18
Performance Information                                                        18
Fees and Expenses                                                              19
---------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND (OAKIX)                                         21
Investment Objective                                                           21
Principal Investment Strategy                                                  21
Principal Investment Risks                                                     21
Is The Fund Right For Me?                                                      22
Performance Information                                                        22
Fees and Expenses                                                              23
---------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND (OAKEX)                               24
Investment Objective                                                           24
Principal Investment Strategy                                                  24
Principal Investment Risks                                                     24
Is The Fund Right For Me?                                                      25
Performance Information                                                        25
Fees and Expenses                                                              26

---------------------------------------------------------------------------------
HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES                               28
Investment Techniques                                                          28
Risk Factors                                                                   29
Change in Objective                                                            32
---------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS                                                        33
---------------------------------------------------------------------------------
INVESTING WITH THE OAKMARK FAMILY OF FUNDS                                     35
Eligibility To Buy Shares                                                      35
Share Classes                                                                  35
Investment Minimums                                                            35
Share Price                                                                    36
General Purchasing Policies                                                    37
General Redemption Policies                                                    37
90-Day Redemption Fee - Class I Shares                                         38
---------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES                                                        39
Distributions                                                                  39
Taxes                                                                          39
---------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                           41
Oakmark Fund                                                                   42
Select Fund                                                                    43
Small Cap Fund                                                                 44
Equity and Income Fund                                                         45
Global Fund                                                                    46
International Fund                                                             47
International Small Cap Fund                                                   48
---------------------------------------------------------------------------------
HOW TO BUY CLASS I SHARES                                                      49
By Check                                                                       49
By Wire Transfer                                                               49
By Electronic Transfer                                                         50
By Automatic Investment                                                        50
By Payroll Deduction                                                           51
By Exchange                                                                    52
By Internet                                                                    53
Purchase Price and Effective Date                                              53
---------------------------------------------------------------------------------
HOW TO SELL CLASS I SHARES                                                     54
In Writing                                                                     54
By Telephone                                                                   54
By Electronic Transfer                                                         55
By Exchange                                                                    55
By Wire Transfer                                                               56
By Automatic Redemption                                                        56
By Internet                                                                    56
Signature Guarantee                                                            57
Small Account Redemption                                                       57
---------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                           58
Class I Shareholders                                                           58
Class II Shareholders                                                          59

                             OVERVIEW OF THE OAKMARK
                                 FAMILY OF FUNDS

INVESTMENT OBJECTIVES

THE OAKMARK FUND ("Oakmark Fund"), THE OAKMARK SELECT FUND ("Select Fund"), THE OAKMARK SMALL CAP FUND ("Small Cap Fund"), THE OAKMARK GLOBAL FUND ("Global Fund"), THE OAKMARK INTERNATIONAL FUND ("International Fund") and THE OAKMARK INTERNATIONAL SMALL CAP FUND ("International Small Cap Fund") seek long-term capital appreciation. THE OAKMARK EQUITY AND INCOME FUND ("Equity and Income Fund") seeks high current income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

PHILOSOPHY

The Oakmark Family of Funds uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value" the Funds mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Funds believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

PROCESS

The Fund's adviser, Harris Associates L.P. (called the "Adviser" in this prospectus), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

     In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have these attributes:

-    free cash flows and intelligent investment of excess cash;

-    earnings that are growing and are reasonably predictable; and

-    high level of manager ownership.


                                                                    PROSPECTUS 1

The Adviser focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

     The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's true business value. Once the Adviser determines that a stock is selling at a significant discount (typically 60% of its estimated worth) and the company has the additional qualities mentioned above, the Adviser generally will consider buying that stock for a Fund. The Adviser usually sells a Fund's stock when the price approaches 90% of its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

MANAGING RISK

Each Fund tries to manage some of the risks of investing in common stock by purchasing stocks whose prices the Adviser considers low relative to the stocks' true value. Each Fund seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

     Equity and Income Fund attempts to manage the risks of investing in bonds by conducting independent evaluations of the creditworthiness of the bonds and the companies and by actively managing the average duration of the bonds in anticipation of interest rate changes.

     Furthermore, Global Fund, International Fund, and International Small Cap Fund attempt to manage some of the risks of investing in foreign securities by considering the relative political and economical stability of a company's home country, the ownership structure of the company, and the company's accounting practices.

PORTFOLIO STRUCTURE

The Adviser believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the portfolio of each Fund, except Select Fund, typically holds 30 to 60 stocks rather than hundreds. Select Fund generally holds 15 to 20 stocks in its portfolio.

     The Funds' value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so, it gives them the time such recognition requires. The Adviser has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term horizon.


2  THE OAKMARK FAMILY OF FUNDS

                                       THE OAKMARK FUND

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Oakmark Fund invests primarily in common stocks of U.S. companies.

PRINCIPAL INVESTMENT RISKS

Although Oakmark Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Oakmark Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

     The Fund is not designed for investors whose primary objective is income.

                                                                    PROSPECTUS 3

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

CLASS I SHARES
Total Returns for Years Ended December 31 (%)

[BAR CHART APPEARS HERE:]
1992     48.90
1993     30.50
1994      3.31
1995     34.42
1996     16.21
1997     32.59
1998      3.74
1999    -10.47
2000     11.78

Since 1992, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-    Highest quarterly return: 15.4%, during the quarter ended December 31, 1992

-    Lowest quarterly return: -13.8%, during the quarter ended September 30,
     1998

The table below shows how the Fund's average annual total returns for one and five years and since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000 (%)
--------------------------------------------------------------------------------
                                     1              5           Since Inception
                                    Year           Year         August 5, 1991
--------------------------------------------------------------------------------
Oakmark Fund - Class I             11.78%          9.84%            20.13%
S&P 500                            -9.10%         18.31%            16.41%

Information is not available for Class II Shares, since Class II Shares have not been sold to investors for a full calendar year.


4  THE OAKMARK FAMILY OF FUNDS

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Expense                                              Class I           Class II
--------------------------------------------------------------------------------
Maximum sales charge (load)                           None               None
   imposed on purchases
Maximum deferred sales charge (load)                  None               None
Redemption fee (as a percentage                       None               None
   of amount redeemed)
Exchange fee                                          None               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                     Class I           Class II
--------------------------------------------------------------------------------
Management fees                                       1.01%              1.01%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .20                .45
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.21%              1.46%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

--------------------------------------------------------------------------------
                                                    Class I           Class II
--------------------------------------------------------------------------------
1 Year                                              $  120             $  150
3 Years                                                380                460
5 Years                                                660                790
10 Years                                             1,460              1,740


                                                                    PROSPECTUS 5

                            THE OAKMARK SELECT FUND

INVESTMENT OBJECTIVE

Select Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Select Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio.

PRINCIPAL INVESTMENT RISKS

Although Select Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

NON-DIVERSIFICATION. Although the Fund's strategy of investing in a limited number of stocks has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."


6  THE OAKMARK FAMILY OF FUNDS

IS THE FUND RIGHT FOR ME?

You should consider an investment in Select Fund if you are looking for long-term capital appreciation by investing in a non-diversified fund and are willing to accept the associated risks.

     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

CLASS I SHARES
Total Returns for Years Ended December 31 (%)

[BAR CHART APPEARS HERE:]
1997     55.02
1998     16.22
1999     14.49
2000     25.81

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-    Highest quarterly return: 21.5%, during the quarter ended December 31, 1998

-    Lowest quarterly return: -17.2%, during the quarter ended September 30,
     1998


                                                                    PROSPECTUS 7

The table below shows how the Fund's average annual total returns for one year and since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000 (%)
--------------------------------------------------------------------------------
                                                    1                Since
                                                   Year           Inception*
--------------------------------------------------------------------------------
Select Fund - Class I                             25.81%            29.76%
Select Fund - Class II                            25.42%            25.42%
S&P 500                                           -9.10%            17.93%

* Inception dates for Class I Shares and Class II Shares of the Fund are November 1, 1996 and December 31, 1999, respectively.


FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
-----------------------------------------------------------------------------------
Expense                                Class I                            Class II
-----------------------------------------------------------------------------------
Maximum sales charge (load)            None                               None
   imposed on purchases
Maximum deferred sales charge (load)   None                               None
Redemption fee (as a percentage        2% of redemption proceeds on       None
   of amount redeemed)                 shares held for less than 90 days
Exchange fee                           None                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                     Class I            Class II
--------------------------------------------------------------------------------
Management fees                                        .97%               .96%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .20                .45
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.17%              1.41%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

--------------------------------------------------------------------------------
                                                    Class I           Class II
--------------------------------------------------------------------------------
1 Year                                              $  120             $  140
3 Years                                                370                440
5 Years                                                640                770
10 Years                                             1,420              1,690


8  THE OAKMARK FAMILY OF FUNDS

                           THE OAKMARK SMALL CAP FUND

INVESTMENT OBJECTIVE

Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Small Cap Fund invests primarily in common stocks of U.S. companies. The Fund invests primarily in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($3.337 billion as of December 31, 2000). The mean of the S&P Small Cap 600 Index was $583 million as of December 31, 2000. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.

PRINCIPAL INVESTMENT RISKS

Although Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."


                                                                    PROSPECTUS 9

IS THE FUND RIGHT FOR ME?

You should consider an investment in Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

CLASS I SHARES
Total Returns for Years Ended December 31 (%)

[BAR CHART APPEARS HERE:]
1996     39.79
1997     40.51
1998    -13.16
1999     -7.92
2000      4.39

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-    Highest quarterly return: 17.7%, during the quarter ended December 31, 1998

-    Lowest quarterly return: -26.8%, during the quarter ended September 30,
     1998


10  THE OAKMARK FAMILY OF FUNDS

The table below shows how the Fund's average annual total returns for one and five years and since inception compare with the Russell 2000 Index, an unmanaged, market-weighted index of small companies that represents approximately 10% of the total value of publicly traded companies in the U.S. All returns reflect reinvested dividends.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000 (%)
--------------------------------------------------------------------------------
                                     1              5           Since Inception
                                    Year           Year        November 1, 1995
--------------------------------------------------------------------------------
Small Cap Fund - Class I            4.39%*        10.38%            10.72%
Russell 2000 Index                 -3.02%         10.30%            11.39%

*During the year ended December 31, 2000, initial public offerings ("IPOs") contributed 0.59% to the performance of the Fund. As the IPO environment changes and the total assets of the Fund grow, the impact of IPOs on the Fund's performance is expected to diminish.

Information is not available for Class II Shares, since Class II Shares have not been sold to investors for a full calendar year.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Expense                               Class I                           Class II
--------------------------------------------------------------------------------
Maximum sales charge (load)            None                               None
   imposed on purchases
Maximum deferred sales charge (load)   None                               None
Redemption fee (as a percentage        None                               None
   of amount redeemed)                 2% of redemption proceeds on
                                       shares held for less than 90 days
Exchange fee                           None                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                     Class I           Class II
--------------------------------------------------------------------------------
Management fees                                       1.37%              1.37%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .22                .47
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.59%              1.84%
Expense reimbursement*                                 .09                .09
--------------------------------------------------------------------------------
Net expenses                                          1.50%              1.75%

*The Adviser has contractually agreed to reimburse Class I and Class II Shares of the Fund, respectively, to the extent that the annual ordinary operating expenses exceed 1.50% of the average net assets of Class I Shares, or 1.75% of the average net assets of Class II Shares. The agreement is effective through January 31, 2002. A reimbursement lowers the expense ratio and increases overall return to investors.


                                                                   PROSPECTUS 11

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

--------------------------------------------------------------------------------
                                                    Class I            Class II
--------------------------------------------------------------------------------
1 Year                                              $  150             $  180
3 Years                                                470                550
5 Years                                                820                950
10 Years                                             1,790              2,070


12  THE OAKMARK FAMILY OF FUNDS

                       THE OAKMARK EQUITY AND
                            INCOME FUND


INVESTMENT OBJECTIVE
Equity and Income Fund seeks high current income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGY
Equity and Income Fund invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Fund may invest up to 10% of its total assets in securities of non-U.S. companies). The Fund is intended to present a balanced investment program between growth and income by investing approximately 50-75% of its total assets in common stock, including securities convertible into common stock, and 25-50% of its assets in U.S. government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P"). The Fund may also invest up to 20% of its assets in unrated or lower rated debt securities, sometimes called junk bonds.

PRINCIPAL INVESTMENT RISKS
Although Equity and Income Fund makes every effort to achieve its objectives of high current income and preservation and growth of capital, it cannot guarantee it will attain those objectives. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

DEBT SECURITIES. The debt securities in which the Fund invests are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the company that issued a debt security or bond may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk that the Fund's investments in debt securities will decline in value as a result of changes in interest rates. Generally, the value of fixed income securities rises when prevailing interest rates fall and falls when interest rates rise. Liquidity risk is the risk that the Fund may not be able to sell the medium- and lower-grade debt securities because there are too few buyers for them.


                                                                  PROSPECTUS  13

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities also are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium- and lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in meeting principal and interest payment obligations.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."


IS THE FUND RIGHT FOR ME?
You should consider an investment in Equity and Income Fund if you are seeking current income and preservation and growth of capital and are willing to accept the associated risks. The Fund is intended to present a balanced investment program between growth and income.
   If you invest in the Fund, you should be willing to accept short-term price fluctuations which will occur from time to time. You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by funds that invest primarily in stocks.



14  THE OAKMARK FAMILY OF FUNDS

PERFORMANCE INFORMATION
The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

CLASS I SHARES
Total Returns for Years Ended December 31 (%)
[BAR CHART APPEARS HERE:]
1996     15.29%
1997     26.56%
1998     12.39%
1999      7.90%
2000     19.89%

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 10.5%, during the quarter ended December 31, 1998

-  Lowest quarterly return: -6.9%, during the quarter ended September 30, 1998


The table below shows how the Fund's average annual total returns for one and five years and since inception compare with the Lipper Balanced Fund Index, an index of 30 balanced funds. All returns reflect reinvested dividends.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000 (%)
--------------------------------------------------------------------------------
                                    1               5         Since Inception
                                  Year             Year       November 1, 1995
--------------------------------------------------------------------------------
Equity and Income Fund -
   Class I                       19.89%*          16.21%        16.18%
Lipper Balanced Fund
   Index Composite                2.39%           11.78%        12.38%



* During the year ended December 31, 2000, initial public offerings ("IPOs") contributed 1.14% to the performance of the Fund. As the IPO environment changes and the total assets of the Fund grow, the impact of IPOs on the Fund's performance is expected to diminish.

Information is not available for Class II Shares, since Class II Shares have not been sold to investors for a full calendar year.


                                                                  PROSPECTUS  15

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
-----------------------------------------------------------------------------------
Expense                                            Class I           Class II
-----------------------------------------------------------------------------------
Maximum sales charge (load)                           None             None
   imposed on purchases
Maximum deferred sales charge (load)                  None             None
Redemption fee (as a percentage                       None             None
   of amount redeemed)
Exchange fee                                          None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------------
                                                   Class I            Class II
-----------------------------------------------------------------------------------
Management fees                                        .75%               .79%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .49                .53
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.24%              1.32%

*Until November 6, 2000, the Adviser agreed to reimburse Class I and Class II Shares of the Fund, respectively, to the extent that the annual ordinary operating expenses exceeded 1.50% of the average net assets of Class I Shares, or 1.75% of the average net assets of Class II Shares. Effective November 6, 2000 until January 31, 2002, the Adviser has contractually agreed to reimburse Class I Shares of the Fund and Class II Shares of the Fund, respectively, to the extent that the annual ordinary operating expenses exceed 1.00% of the average net assets of Class I Shares, or 1.25% of the average net assets of Class II Shares. A reimbursement lowers the expense ratio and increases overall return to investors.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

-----------------------------------------------------------------------------------
                                                   Class I            Class II
-----------------------------------------------------------------------------------
1 Year                                             $   130            $   130
3 Years                                                400                410
5 Years                                                690                720
10 Years                                             1,510              1,590



16  THE OAKMARK FAMILY OF FUNDS

                            THE OAKMARK GLOBAL FUND


INVESTMENT OBJECTIVE
Global Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
Global Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 20-60% of its total assets in securities of U.S. companies and between 40-80% of its total assets in securities of non-U.S. companies. The Fund's foreign investments include foreign government obligations and foreign common stock. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 15% of its assets in securities of companies based in emerging markets.


PRINCIPAL INVESTMENT RISKS
Although Global Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."



                                                                  PROSPECTUS  17

IS THE FUND RIGHT FOR ME?
You should consider an investment in Global Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
   The Fund is not designed for investors whose primary objective is income.


PERFORMANCE INFORMATION
The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

CLASS I SHARES
Total Returns for Years Ended December 31 (%)
[BAR CHART APPEARS HERE:]
2000    15.84%

Since 2000, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 5.86%, during the quarter ended December 31, 2000

-  Lowest quarterly return: 0.80%, during the quarter ended March 31, 2000


18  THE OAKMARK FAMILY OF FUNDS

The table below shows how the Fund's average annual total returns for one year and since inception compare with the Morgan Stanley Capital
International World Index, an unmanaged index which includes countries throughout the world, in proportion to world stock market capitalization. All returns reflect reinvested dividends.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000 (%)
-------------------------------------------------------------------------
                                      1          Since Inception
                                    Year         August 4, 1999
-------------------------------------------------------------------------
Global Fund - Class I               15.84%*          10.75%
M.S.C.I. World Index               -13.18%            0.19%


*During the year ended December 31, 2000, initial public offerings ("IPOs") contributed 4.18% to the performance of the Fund. As the IPO environment changes and the total assets of the Fund grow, the impact of IPOs on the Fund's performance is expected to diminish.

Information is not available for Class II Shares, since Class II Shares have not been sold to investors for a full calendar year.


FEES AND EXPENSES
Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
---------------------------------------------------------------------------------
Expense                                Class I                         Class II
---------------------------------------------------------------------------------
Maximum sales charge (load)            None                            None
   imposed on purchases
Maximum deferred sales charge (load)   None                            None
Redemption fee (as a percentage        2% of redemption proceeds on    None
   of amount redeemed)                 shares held for less than
                                       90 days
Exchange fee                           None                            None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------
                                       Class I             Class II
---------------------------------------------------------------------------------
Management fees                          1.20%              1.20%
Distribution (12b-1) fees                None               None
Other expenses (including service fees)   .76               1.01
---------------------------------------------------------------------------------
Total Annual Fund Operating Expenses     1.96%              2.21%
Expense reimbursement*                    .21                .21
---------------------------------------------------------------------------------
Net expenses                             1.75%              2.00%

*The Adviser has contractually agreed to reimburse Class I and Class II Shares of the Fund, respectively, to the extent that the annual ordinary operating expenses exceed 1.75% of the average net assets of Class I Shares, or 2.00% of the average net assets of Class II Shares. The agreement is effective through January 31, 2002. A reimbursement lowers the expense ratio and increases overall return to investors.


                                                                   PROSPECTUS 19

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

------------------------------------------------------------
                      Class I           Class II
------------------------------------------------------------
1 Year                 $  180             $  200
3 Years                   550                630
5 Years                   950              1,080
10 Years                2,070              2,330

20 THE OAKMARK FAMILY OF FUNDS

                           THE OAKMARK INTERNATIONAL
                                      FUND


INVESTMENT OBJECTIVE
International Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
International Fund invests primarily in common stocks of non-U.S. companies. The Funds may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Funds will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.


PRINCIPAL INVESTMENT RISKS
Although International Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."



                                                                  PROSPECTUS  21

IS THE FUND RIGHT FOR ME?
You should consider an investment in International Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
   The Fund is not designed for investors whose primary objective is income.


PERFORMANCE INFORMATION
The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[BAR CHART]

                              CLASS I SHARES
               Total Returns for Years Ended December 31 (%)
                    1993                       53.58%
                    1994                       -9.06%
                    1995                        8.32%
                    1996                       28.02%
                    1997                        3.33%
                    1998                       -7.01%
                    1999                       39.47%
                    2000                       12.50%

Since 1993, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-    Highest quarterly return: 21.0%, during the quarter ended June 30, 1999

-    Lowest quarterly return: -19.4%, during the quarter ended September 30,
     1998


22 THE OAKMARK FAMILY OF FUNDS

The table below shows how the Fund's average annual total returns for one and five years and since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000 (%)
---------------------------------------------------------------------------------
                                   1                 5               Since
                                  Year             Years          Inception*
---------------------------------------------------------------------------------
International Fund - Class I     12.50%           14.04%            13.91%
International Fund - Class II    12.21%             --              15.95%
M.S.C.I. World ex U.S. Index     -13.37%           7.53%             9.96%

*Inception dates for Class I Shares and Class II Shares of the Fund are September 30, 1992 and November 4, 1999, respectively.


FEES AND EXPENSES
Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)
---------------------------------------------------------------------------------
Expense                                Class I                         Class II
---------------------------------------------------------------------------------
Maximum sales charge (load)            None                            None
   imposed on purchases
Maximum deferred sales charge (load)   None                            None
Redemption fee (as a percentage        2% of redemption proceeds on    None
   of amount redeemed)                 shares held for less than
                                       90 days
Exchange fee                           None                            None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                   Class I           Class II
--------------------------------------------------------------------------------
Management fees                                       1.00%               .97%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .30                .53
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.30%              1.50%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

-----------------------------------------------------------
                              Class I           Class II
-----------------------------------------------------------
1 Year                         $  130             $  150
3 Years                           410                470
5 Years                           710                820
10 Years                        1,560              1,790



                                                                   PROSPECTUS 23

                           THE OAKMARK INTERNATIONAL
                                 SMALL CAP FUND


INVESTMENT OBJECTIVE
International Small Cap Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
International Small Cap Fund invests primarily in common stocks of non-U.S. small cap companies. A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($3.337 billion as of December 31, 2000). The mean of the S&P Small Cap 600 Index was $583 million as of December 31, 2000. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.

The Fund may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.


PRINCIPAL INVESTMENT RISKS
Although International Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability.


24 THE OAKMARK FAMILY OF FUNDS

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."


IS THE FUND RIGHT FOR ME?
You should consider an investment in International Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
   The Fund is not designed for investors whose primary objective is income.


PERFORMANCE INFORMATION
The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[BAR CHART]

                              CLASS I SHARES
               Total Returns for Years Ended December 31 (%)
                    1996                       25.01%
                    1997                      -19.91%
                    1998                        9.20%
                    1999                       53.77%
                    2000                       -8.85%

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-    Highest quarterly return: 28.2%, during the quarter ended December 31, 1998

-    Lowest quarterly return: -23.9%, during the quarter ended December 31, 1997


                                                                  PROSPECTUS  25

The table below shows how the Fund's average annual total returns for one and five years and since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000 (%)
----------------------------------------------------------------------------------
                                    1               5          Since Inception
                                 Year              Year        November 1, 1995
----------------------------------------------------------------------------------
International Small Cap Fund -
   Class I                          -8.85%         8.90%             7.81%
M.S.C.I. World ex U.S. Index       -13.37%         7.53%             8.66%

Information is not available for Class II Shares, since Class II Shares have not been sold to investors for a full calendar year.


FEES AND EXPENSES
Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)
---------------------------------------------------------------------------------
Expense                                Class I                         Class II
---------------------------------------------------------------------------------
Maximum sales charge (load)            None                            None
   imposed on purchases
Maximum deferred sales charge (load)   None                            None
Redemption fee (as a percentage        2% of redemption proceeds on    None
   of amount redeemed)                 shares held for less than 90
                                       days
Exchange fee                           None                            None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------
                                                   Class I           Class II
---------------------------------------------------------------------------------
Management fees                                       1.27%              1.27%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .49                .74
---------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.76%              2.01%


26  THE OAKMARK FAMILY OF FUNDS

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

----------------------------------------------------------
                     Class I           Class II
----------------------------------------------------------
1 Year                $  180             $  200
3 Years                  550                630
5 Years                  950              1,080
10 Years               2,070              2,340



                                                                  PROSPECTUS  27

                           HOW THE FUNDS PURSUE THEIR
                             INVESTMENT OBJECTIVES


INVESTMENT TECHNIQUES

In addition to the principal investment strategies described earlier in this prospectus, the Funds may employ the following techniques in pursuing their investment objectives.

EQUITY SECURITIES (APPLICABLE TO ALL FUNDS). The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the security.

DEBT SECURITIES (APPLICABLE TO ALL FUNDS). Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Small Cap Fund and Global Fund may invest up to 25% of its assets, Equity and Income Fund may invest up to 20% of its assets, and each of International Fund and International Small Cap Fund may invest up to 10% of its assets (valued at the time of investment) in debt securities that are rated below investment grade (commonly called junk bonds), without a minimum rating requirement. A description of the ratings used by S&P and Moody's is included as an appendix to the Statement of Additional Information.

CURRENCY EXCHANGE TRANSACTIONS (APPLICABLE TO ALL FUNDS). Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.
     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities


28  THE OAKMARK FAMILY OF FUNDS
in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

SHORT-TERM INVESTMENTS (APPLICABLE TO ALL FUNDS). In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.
     To the extent that investments meeting a Fund's criteria for investment are not available, or when a Fund considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, the Fund's assets may not be invested in accordance with its regular strategy, and the Fund may not achieve its investment objective.

CASH RESERVES (APPLICABLE TO ALL FUNDS). Under ordinary circumstances, the Funds are substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, a Fund's assets may not be invested in accordance with its regular strategy and the Fund may not achieve its investment objective.


RISK FACTORS

In addition to the principal risks described earlier in this prospectus, you may be subject to the following risks if you invest in the Funds.

GENERAL RISKS (APPLICABLE TO ALL FUNDS). All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

MARKET RISK (APPLICABLE TO ALL FUNDS). Each Fund is subject to the market risk that always comes with investments in common stock. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Although each Fund (other than Select Fund) is diversified, each Fund, except Select Fund, generally intends to limit its holdings to approximately 30 to 60 stocks. Select Fund is a non-diversified fund and usually holds between 15 to 20 stocks in its portfolio. The appreciation or depreciation of any one stock held by a Fund will have a greater impact on the Fund's net asset


                                                                  PROSPECTUS  29
value than it would if the Fund invested in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility.

SMALL AND MID CAP COMPANIES (APPLICABLE TO ALL FUNDS, EXCEPT OAKMARK FUND AND EQUITY AND INCOME FUND). During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies. Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

INTERNATIONAL INVESTING (APPLICABLE TO GLOBAL FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND). International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.
     You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.
     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.


30  THE OAKMARK FAMILY OF FUNDS

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.
     The Funds may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.
     The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund and Global Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

INTEREST RATE RISK (APPLICABLE TO ALL FUNDS). Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

CREDIT RISK (APPLICABLE TO ALL FUNDS). Neither International Fund nor International Small Cap Fund will invest more than 10% of its respective total assets in securities rated below investment grade or, if unrated, that are considered by the Adviser to be of comparable quality, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.
     Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.


                                                                  PROSPECTUS  31

LIQUIDITY RISK (APPLICABLE TO ALL FUNDS). The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

NON-DIVERSIFICATION (APPLICABLE TO SELECT FUND). As a "non-diversified" fund, Select Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at the time of investment); and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).
     Since Select Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund than would a smaller investment in that security, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund.


CHANGE IN OBJECTIVE
Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least 30 days' written notice of any change in a Fund's objective. If there is a change in investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

32  THE OAKMARK FAMILY OF FUNDS

                         MANAGEMENT OF THE FUNDS

The Oakmark Family of Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is Two North LaSalle Street, Chicago, Illinois 60602-3790.
     Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.
     Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2000, the management fees paid by the Funds, as a percentage of average net assets, were:

FUND                                                CLASS I           CLASS II
--------------------------------------------------------------------------------
Oakmark Fund                                          1.01%             n/a*
Select Fund                                           0.97             1.00**
Small Cap Fund                                        1.28              n/a*
Equity and Income Fund                                0.75             0.75**
Global Fund                                           0.99              n/a*
International Fund                                    1.00             1.00**
International Small Cap Fund                          1.27              n/a*

-------------------
* No Class II Shares of Oakmark Fund, Small Cap Fund, Global Fund and International Small Cap Fund were outstanding as of September 30, 2000.
** The amount shown for Class II Shares of Select Fund, Equity and Income Fund and International Fund, which commenced operations on December 31, 1999, July 13, 2000 and November 4, 1999, respectively, is the actual annual management fee as a percentage of average net assets. For the period of December 31, 1999 through September 30, 2000, Select Fund paid the Adviser fees at the annual rate of 0.96% of average net assets. For the period of July 13, 2000 through September 30, 2000, Equity and Income Fund paid the Adviser fees at the annual rate of 0.79% of average net assets. For the period of November 4, 1999 to September 30, 2000, International Fund paid the Adviser fees at the annual rate of 0.97%.

The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average net assets of that class:

FUND                                               CLASS I           CLASS II
--------------------------------------------------------------------------------
Oakmark Fund                                         1.50%              1.75%
Select Fund                                          1.50               1.75
Small Cap Fund                                       1.50               1.75
Equity and Income Fund                               1.00               1.25
International Fund                                   2.00               2.25
International Small Cap Fund                         2.00               2.25
Global Fund                                          1.75               2.00

Each such agreement is effective through January 31, 2002.


                                                                  PROSPECTUS  33

     Oakmark Fund is managed by William C. Nygren, C.F.A., and Kevin G. Grant, C.F.A. Mr. Nygren joined the Adviser as an analyst in 1983, and was the Adviser's Director of Research from September 1990 to March 1998. Previously, he had been an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988, and has been a senior investment analyst since 1994. He holds an M.B.A. in Finance from Loyola University (1991) and a B.S. in Computer Science from the University of Wisconsin-Madison (1987).
     Select Fund is managed by Mr. Nygren and Henry R. Berghoef, C.F.A. Mr. Berghoef joined the Adviser as an analyst in 1994 and has been a senior investment analyst since 1994. He holds an M.B.A. from George Washington University (1985), an M.A. in International Studies from Johns Hopkins University (1974), and a B.A. in History from Calvin College (1971).
     Small Cap Fund is managed by James P. Benson, C.F.A. and Clyde S. McGregor, C.F.A. Mr. Benson joined the Adviser as an investment analyst in 1997. Prior thereto, he had been an Executive Vice-President and Director of Equity Research for Ryan Beck & Co. Mr. Benson holds a M.M. in Finance from Northwestern University (1981) and a B.A. in Economics and Computer Science from Westminster College (1979). Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).
     Equity and Income Fund is managed by Mr. McGregor and Edward A. Studzinski, C.F.A. Mr. Studzinski joined the Adviser as an analyst in 1995. Prior to joining the Adviser, Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.M. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).
     Global Fund is managed by Gregory L. Jackson and Michael J. Welsh, C.F.A. and C.P.A. Mr. Jackson is responsible for the day-to-day management of the Fund's domestic portfolio, and Mr. Welsh manages the day-to-day affairs of the Fund's foreign portfolio. Mr. Jackson joined the adviser in July of 1998. He holds a B.S. in Finance from the University of Utah, and an MBA in Finance from the University of Chicago. Previously he had been a portfolio manager/analyst with Yacktman Asset Management. Mr. Welsh joined the adviser as an international analyst in 1992. Previously, he had been a senior associate, valuation services, with Coopers & Lybrand. He holds an M.M. in Finance from Northwestern University
(1993) and a B.S. in Accounting from the University of Kansas (1985). International Fund is managed by David G. Herro, C.F.A. and Mr. Welsh. Mr.
Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously, he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. He holds an M.A. in Economics from the University of Wisconsin - Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin - Platteville (1983).
     International Small Cap Fund is managed by Mr. Herro and Mr. Welsh.

34  THE OAKMARK FAMILY OF FUNDS

                               INVESTING WITH THE
                            OAKMARK FAMILY OF FUNDS


The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, each Fund except Oakmark Fund and Equity and Income Fund does impose a 2% redemption fee on redemptions of Class I Shares held for less than 90 days. SEE "INVESTING WITH THE OAKMARK FAMILY OF FUNDS--90-DAY REDEMPTION FEE--CLASS I SHARES."

ELIGIBILITY TO BUY SHARES

Each Fund is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands.

SHARE CLASSES

The Funds offer two classes of shares: Class I Shares and Class II Shares. Each class is offered at net asset value per share of that class. Class I Shares of a Fund are offered to members of the general public. Class II Shares of a Fund are offered to certain retirement plans, such as a 401(k), and profit sharing plans. The purchase of Class II Shares is contingent upon an agreement with the Fund(s). Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.
     If you invest in Class II Shares, the procedures by which you can buy and sell shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares.

INVESTMENT MINIMUMS
(Applies to Class I Shares Only)

TYPE OF ACCOUNT                     INITIAL INVESTMENT    SUBSEQUENT INVESTMENT
--------------------------------------------------------------------------------
Regular investing account          $1,000                $100
Traditional or Roth IRA             1,000                 100
SIMPLE IRA                          Determined on         Determined on
                                    a case by case basis  a case by case basis
Education IRA                       500                   100
Automatic Investment Plan           500                   100
or Payroll Deduction Plan

                                                                  PROSPECTUS  35

SHARE PRICE

NET ASSET VALUE. The share price is also called the net asset value ("NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian, State Street Bank and Trust Company, as of the close of regular session trading (currently 4:00 p.m., Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. A Fund's NAV will not be calculated on days when the NYSE is closed, such as on Saturdays and Sundays and on certain holidays, as more fully discussed in the Statement of Additional Information under "Purchasing and Redeeming Shares."
     The NAV of Class I Shares of each Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the NAV of Class II Shares of each Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding.
     Trading in the securities of non-U.S. issuers held in each Fund's portfolio takes place in various markets on days and at times other than when the NYSE is open for trading. Therefore, the calculation of the NAV does not take place at the same time as the prices of many of those portfolio securities are determined and the value of the Funds' portfolios may change on days when the Funds are not open for business and their shares are not being bought or sold.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Class I Shares of a Fund is made at the NAV of Class I Shares next determined as follows:

- A purchase by check, wire transfer, electronic transfer or over the Internet is made at the NAV next determined after receipt by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction.

- A purchase THROUGH AN INTERMEDIARY, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor (called an "Intermediary") that IS a Fund's authorized agent for the receipt of orders is made at the NAV next determined after receipt of the order by the Intermediary.

- A purchase THROUGH AN INTERMEDIARY that IS NOT a Fund's authorized agent for the receipt of orders is made at the NAV next determined after receipt of your order by the Fund's transfer agent.

Each purchase of Class II Shares of a Fund through an Intermediary is made at the NAV of Class II Shares next determined after receipt of the order by the Intermediary.

Price information may be obtained by accessing the Oakmark Funds' website at www.oakmark.com or calling the Funds' automated line at 1-800-GROWOAK (1-800-476-9625).

36  THE OAKMARK FAMILY OF FUNDS

GENERAL PURCHASING POLICIES

You may OPEN AN ACCOUNT and ADD TO AN ACCOUNT by purchasing directly from the Fund(s) or through an Intermediary.

- If you buy shares of a Fund through Intermediaries, those Intermediaries may charge a fee for their services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase shares of a Fund directly from the Fund without the imposition of any charges other than those described in this prospectus. SEE "HOW TO BUY CLASS I SHARES."

- Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds may withhold redemption proceeds until they are reasonably satisfied they have received your payment. This confirmation process may take up to fifteen days.

- The Funds reserve the right to reject any purchase order that they determine not to be in the best interest of the Funds or their shareholders. The Funds will not honor requests for purchases or exchanges by shareholders they have reason to believe are "market-timers." Although the Funds will attempt to give prior notice of a suspension or termination of an exchange privilege when they are reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

GENERAL REDEMPTION POLICIES

You may SELL YOUR SHARES by contacting the Fund(s) directly or through an Intermediary.

- The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. SEE "INVESTING WITH THE OAKMARK FAMILY OF FUNDS--SHARE PRICE--NET ASSET VALUE."

- The Funds cannot accept a redemption request that specifies a particular redemption date or price.

- Once your redemption order has been accepted, you may not cancel or revoke it.

- The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. However, the Funds may withhold redemption proceeds until they are reasonably satisfied they have received your payment for recently purchased shares. This confirmation process may take up to fifteen days.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.


                                                                  PROSPECTUS  37

REDEMPTION IN KIND. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

90-DAY REDEMPTION FEE - CLASS I SHARES

Each Fund except Oakmark Fund and Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held less than 90 days to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to each Fund and is 2% of the redemption value and is deducted from the redemption proceeds.

The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

Each Fund does NOT impose a redemption fee on a redemption of:

- shares acquired by reinvestment of dividends or distributions of a Fund; or

- shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.


38  THE OAKMARK FAMILY OF FUNDS

                            DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

Each Fund distributes to its shareholders at least annually substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

EXCHANGES. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

DISTRIBUTIONS. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.
     The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

BUYING INTO A DISTRIBUTION. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.
     A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the fund earlier in the year, for example), and you incur the full tax liability on the distribution.


                                                                  PROSPECTUS  39

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

BACKUP WITHHOLDING. To avoid the Federal income tax withholding of 31% (called "backup withholding") on dividends, distributions and redemption proceeds, you must furnish to the Funds your properly certified social security or other tax identification number. If you do not do so or the Internal Revenue Service informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold Federal income tax at a rate of 31% from these payments to you. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.


40  THE OAKMARK FAMILY OF FUNDS

                              FINANCIAL HIGHLIGHTS


The following tables are intended to help you understand each Fund's financial performance during the last five years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted. As of September 30, 2000, no Class II Shares of Oakmark Fund, Small Cap Fund, Global Fund and International Small Cap Fund had been issued.


                                                                  PROSPECTUS  41

-------------------------------------------------------------------------------------------------------------
                                             OAKMARK FUND
-------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period
                                                                                      Eleven
                                                                                   Months Ended    Year Ended
                                                         Year Ended September 30,  September 30,  October 31,
                                                         2000      1999      1998     1997(a)        1996

-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $34.37    $33.54     $41.21     $32.39      $28.47
Income from investment operations:
   Net investment income (loss)                          0.49      0.36       0.47       0.36        0.34
   Net gains or losses on securities
     (both realized and unrealized)                     (2.91)     2.51      (1.73)     10.67        4.70
                                                     --------------------------------------------------------
     Total from investment
       operations                                       (2.42)     2.87      (1.26)     11.03        5.04
Less distributions:
   Dividends (from net investment
     income)                                            (0.26)    (0.44)     (0.40)     (0.34)      (0.28)
   Distributions (from capital gains)                   (4.74)    (1.60)     (6.01)     (1.87)      (0.84)
                                                     --------------------------------------------------------
     Total distributions                                (5.00)    (2.04)     (6.41)     (2.21)      (1.12)
                                                     --------------------------------------------------------
Net asset value, end of period                         $26.95    $34.37     $33.54     $41.21      $32.39
                                                     ========================================================
Total return                                            (7.55)%    7.98%     (4.06)%    39.24%*     18.07%

Ratios/supplemental data:
   Net assets, end of period
     ($ million)                                     $2,038.7  $4,772.8   $6,924.0   $6,614.9    $3,933.9
   Ratio of expenses to average net
     assets                                              1.21%     1.11%      1.08%      1.08%*      1.18%
   Ratio of net income (loss) to
     average net assets                                  1.42%     1.02%      1.22%      1.19%*      1.13%
   Portfolio turnover rate                                 50%       13%        43%        17%         24%

-------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.

(a) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


42  THE OAKMARK FAMILY OF FUNDS

---------------------------------------------------------------------------------------------------
                                            SELECT FUND
---------------------------------------------------------------------------------------------------
For a share outstanding throughout each period

                                             CLASS II                     CLASS I
                                           ------------  ------------------------------------------
                                           December 31,                                  Eleven
                                           1999 through           Year Ended          Months Ended
                                           September 30,         September 30,        September 30,
                                             2000 (a)     2000       1999      1998     1997 (b)

---------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $18.42      $20.92     $16.76    $16.34    $10.00
Income from investment operations:
   Net investment income (loss)                0.10        0.13       0.19      0.03     (0.01)
   Net gains or losses on securities
     (both realized and unrealized)            2.88        4.32       4.73      0.56      6.35
                                           --------------------------------------------------------
     Total from investment operations          2.98        4.45       4.92      0.59      6.34
Less distributions:
   Dividends (from net investment
     income)                                   0.00       (0.20)     (0.05)     0.00      0.00
   Distributions (from capital gains)          0.00       (3.72)     (0.71)    (0.17)     0.00
                                           --------------------------------------------------------
     Total distributions                       0.00       (3.92)     (0.76)    (0.17)     0.00
                                           --------------------------------------------------------
Net asset value, end of period               $21.40      $21.45     $20.92    $16.76    $16.34
                                           ========================================================
Total return                                  21.57%*     24.53%     30.07%     3.64%    69.16%*

Ratios/supplemental data:
   Net assets, end of period ($million)        $6.8    $1,772.0   $1,638.9  $1,227.9    $514.2
   Ratio of expenses to average net
     assets                                    1.41%*      1.17%      1.16%     1.22%     1.12%*

   Ratio of net income (loss) to
     average net assets                        0.59%*      0.76%      0.98%     0.17%    (0.11)%*
   Portfolio turnover rate                       69%         69%        67%       56%        37%

---------------------------------------------------------------------------------------------------

*  DATA HAS BEEN ANNUALIZED.

(a) The date which Class II Shares were first sold to the public was December 31, 1999.

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


                                                                  PROSPECTUS  43

------------------------------------------------------------------------------------------------------------
                                           SMALL CAP FUND
------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period
                                                                                     Eleven
                                                                                  Months Ended    Year Ended
                                                     Year Ended September 30,     September 30,  October 31,
                                                   2000        1999       1998       1997(a)        1996

------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $13.88      $12.63     $20.34     $13.19         $10.00
Income from investment operations:
   Net investment income (loss)                     0.00        0.14      (0.12)     (0.01)         (0.02)
   Net gains or losses on securities
     (both realized and unrealized)                 1.22        1.20      (4.73)      7.16           3.21
                                                  ----------------------------------------------------------
     Total from investment
       operations                                   1.22        1.34      (4.85)      7.15           3.19
Less distributions:
   Dividends (from net investment
     income)                                        0.00        0.00       0.00       0.00           0.00
   Distributions (from capital gains)               0.00       (0.09)     (2.86)      0.00           0.00
                                                  ----------------------------------------------------------
     Total distributions                            0.00       (0.09)     (2.86)      0.00           0.00
                                                  ----------------------------------------------------------
Net asset value, end of period                    $15.10      $13.88     $12.63     $20.34         $13.19
                                                  ==========================================================
Total return                                        8.79%      10.56%    (26.37)%    59.14%*        31.94%

Ratios/supplemental data:
   Net assets, end of period
     ($million)                                   $248.7      $437.1     $618.0   $1,513.4        $218.4
   Ratio of expenses to average net
   assets                                           1.50%(b)    1.48%      1.45%      1.37%*         1.61%
   Ratio of net income (loss) to
     average net assets                            (0.41)%(b)  (0.44)%    (0.40)%    (0.25)%*       (0.29)%
   Portfolio turnover rate                            28%         68%        34%        27%            23%

 -----------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.

(a) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

------------------------------------------------------------------------------------------------------------
                                                                        Year Ended
                                                                    September 30, 2000
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                    1.59%
Ratio of net income (loss) to average net assets                          (0.50)%


44  THE OAKMARK FAMILY OF FUNDS

----------------------------------------------------------------------------------------------------------------
                                          EQUITY AND INCOME FUND
----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period

                                             CLASS II                     CLASS I
                                           ------------       --------------------------------------------------
                                           July 13, 2000                                  Eleven       Year
                                              through             Year Ended           Months Ended    Ended
                                           September 30,          September 30,        September 30, October 31,
                                              2000(a)     2000       1999       1998      1997(b)       1996

----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                 $15.51      $15.68     $13.99     $14.49      $11.29      $10.00
Income from investment
   operations:
   Net investment income (loss)                0.30        0.35       0.39       0.29        0.21        0.10
   Net gains or losses on
     securities (both realized
     and unrealized)                           0.68        2.28       1.72       0.04        3.24        1.19
                                           ---------------------------------------------------------------------
     Total from investment
       operations                              0.98        2.63       2.11       0.33        3.45        1.29
Less distributions:
   Dividends (from net
     investment income)                        0.00       (0.45)     (0.21)     (0.24)      (0.12)       0.00
   Distributions (from capital gains)          0.00       (1.36)     (0.21)     (0.59)      (0.13)       0.00
                                           ---------------------------------------------------------------------
     Total distributions                       0.00       (1.81)     (0.42)     (0.83)      (0.25)       0.00
                                           ---------------------------------------------------------------------
Net asset value, end of period               $16.49      $16.50     $15.68     $13.99      $14.49      $11.29
                                           =====================================================================
Total return                                  30.34%*     18.51%     15.32%      2.57%      34.01%*     12.91%

Ratios/supplemental data:
   Net assets, end of period
     ($million)                                $0.4       $54.5      $60.3      $57.7      $33.5        $13.8
   Ratio of expenses to average
     net assets                                1.32%*      1.24%      1.18%      1.31%       1.50%*(c)   2.50%(c)
   Ratio of net income (loss) to
     average net assets                        2.59%*      3.04%      2.65%      2.39%       2.38%*(c)   1.21%(c)
   Portfolio turnover rate                       87%         87%        81%        46%         53%         66%

----------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.

(a) The date which Class II Shares were first sold to the public was July 13, 2000.

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

(c) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, the ratios would have been as follows:

----------------------------------------------------------------------------------------------------------------
                                                              Eleven Months Ended                 Year Ended
                                                              September 30, 1997               October 31, 1996
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.70%                           2.64%
Ratio of net income (loss) to average net assets                     2.18                            1.08


                                                                  PROSPECTUS  45

                                    GLOBAL FUND


For a share outstanding throughout each period

                                               Year Ended           Period Ended
                                              September 30,         September 30,
                                                  2000                  1999(a)
--------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 9.18                  $10.00
Income from investment operations:
   Net investment income (loss)                    0.11                    0.01
   Net gains or losses on securities
     (both realized and unrealized)                1.63                   (0.83)
                                          ---------------------------------------------------
     Total from investment operations              1.74                   (0.82)
Less distributions:
   Dividends (from net investment
     income)                                      (0.01)                   0.00
   Distributions (from capital gains)              0.00                    0.00
                                          ---------------------------------------------------
     Total distributions                          (0.01)                   0.00
                                          ---------------------------------------------------
Net asset value, end of period                   $10.91                  $ 9.18
                                          ===================================================
Total return                                      18.97%                 (51.60)%*

Ratios/supplemental data:
   Net assets, end of period ($million)          $27.2                   $24.0
   Ratio of expenses to average net assets         1.75%(b)                1.75%*(b)
   Ratio of net income (loss) to
     average net assets                            0.54%(b)                0.98%*(b)
   Portfolio turnover rate                          147%                      7%

---------------------------------------------------------------------------------------------

*  DATA HAS BEEN ANNUALIZED.

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, the ratios would have been as follows:

---------------------------------------------------------------------------------------------
                                                   Year Ended          Period Ended
                                               September 30, 2000   September 30, 1999
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets               1.96%               2.22%
Ratio of net income (loss) to average net assets      0.34%               0.51%

46  THE OAKMARK FAMILY OF FUNDS

                           INTERNATIONAL FUND

For a share outstanding throughout each period

                                  CLASS II                       CLASS I
                               -------------- --------------------------------------------------
                                 November 4,                              Eleven
                                1999 through         Year Ended        Months Ended Year Ended
                                September 30,       September 30,      September 30, October 31,
                                   2000(a)     2000     1999     1998      1997(b)     1996
------------------------------------------------------------------------------------------------
 Net asset value, beginning
   of period                      $14.36     $13.95    $10.42   $18.77    $14.92     $12.97
Income from investment
   operations:
   Net investment income (loss)     0.96       1.02     (0.34)    0.41      0.27       0.09
   Net gains or losses on
     securities (both realized
     and unrealized)                0.54       0.92      4.89    (5.32)     3.74       2.90
                                ---------------------------------------------------------------
     Total from investment
       operations                   1.50       1.94      4.55    (4.91)     4.01       2.99
Less distributions:
   Dividends (from net
     investment income)            (0.49)     (0.49)    (0.24)   (0.58)    (0.16)      0.00
   Distributions (from capital
     gains)                         0.00       0.00     (0.78)   (2.86)     0.00      (1.04)
                                ---------------------------------------------------------------
     Total distributions           (0.49)     (0.49)    (1.02)   (3.44)    (0.16)     (1.04)
                                ---------------------------------------------------------------
Net asset value, end of period    $15.37     $15.40    $13.95   $10.42    $18.77     $14.92
                                ===============================================================
Total return                       11.77%     14.27%    46.41%  (29.90)%   29.63%*    24.90%

Ratios/supplemental data:
   Net assets, end of period
     ($ million)                    $0.1     $782.4    $811. 1  $756.1   $1,647.3   $1,172.8
   Ratio of expenses to average
     net assets                     1.50%*     1.30%      1.29%   1.32%      1.26%*     1.32%
   Ratio of net income (loss) to
     average net assets             1.98%*     1.87%      1.94%   1.95%      2.09%*     1.45%
   Portfolio turnover rate            64%        64%        54%     43%        61%        42%

-----------------------------------------------------------------------------------------------

*  DATA HAS BEEN ANNUALIZED.

(a) The date which Class II Shares were first sold to the public was November 4, 1999.

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

                                                                   PROSPECTUS 47

                         INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

                                                                          Eleven          Year
                                                                        Months Ended      Ended
                                             Year Ended September 30,   September 30,   October 31,
                                           2000        1999       1998      1997(a)        1996
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $12.64     $  6.89    $12.20      $11.41       $10.00
Income from investment operations:
   Net investment income (loss)             0.23        0.24      0.18        0.13         0.04
   Net gains or losses on securities
     (both realized and unrealized)        (0.66)       5.71     (4.09)       1.10         1.37
                                         -----------------------------------------------------------
     Total from investment
       operations                          (0.43)       5.95     (3.91)       1.23         1.41
Less distributions:
   Dividends (from net
     investment income)                    (0.11)      (0.20)    (0.06)      (0.08)        0.00
   Distributions (from capital gains)      (0.59)       0.00     (1.34)      (0.36)        0.00
                                         -----------------------------------------------------------
     Total distributions                   (0.70)      (0.20)    (1.40)      (0.44)        0.00
                                         -----------------------------------------------------------
Net asset value, end of period            $11.51     $ 12.64    $ 6.89      $12.20       $11.41
                                         ===========================================================
Total return                               (3.44)%     88.02%   (35.20)%     12.07%*      14.15%

Ratios/supplemental data:
   Net assets, end of period
     ($million)                            $90.3      $155.4     $51.8       $66.0         $39.8
   Ratio of expenses to average net
     assets                                 1.76%       1.79%     1.96%       1.93%*        2.50%(b)
   Ratio of net income (loss) to
     average net assets                     1.98%       2.31%     2.17%       1.23%*        0.65%(b)
   Portfolio turnover rate                    40%        126%       69%         63%           27%

----------------------------------------------------------------------------------------------------

*  DATA HAS BEEN ANNUALIZED.

(a) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, the ratios would have been as follows:

-------------------------------------------------------------------------------
                                                         Year Ended
                                                      October 31, 1996
-------------------------------------------------------------------------------
Ratio of expenses to average net assets                   2.65%
Ratio of net income (loss) to average net assets           .50

48  THE OAKMARK FAMILY OF FUNDS

                            HOW TO BUY CLASS I SHARES


FOR INVESTORS WHO PURCHASE DIRECTLY FROM THE FUND(S) AND NOT THROUGH AN INTERMEDIARY

BY CHECK
--------------------------------------------------------------------------------

OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-  Complete and sign the New Account              -  Mail your check made payable to State
   Registration Form, enclose a check                Street Bank and Trust Company with
   made payable to State Street Bank and             either the additional investment form
   Trust Company and mail the Form                   attached to your confirmation state-
   and your check to the address indicat-            ment or a note with the amount of
   ed to the right.                                  the purchase, your account number,
                                                     and the name in which your account
-  Your initial investment must be                   is registered to:
   at least $1,000.

-  PLEASE NOTE: The Funds do not accept              OAKMARK FAMILY OF FUNDS
   cash, drafts, starter checks, third party         P.O. Box 8510
   checks, or checks drawn on banks out-             Boston, MA  02266-8510
   side of the United States or purchase
   orders specifying a particular purchase        -  Your subsequent investments must be
   date or price per share.                          at least $100.



BY WIRE TRANSFER
-------------------------------------------------------------------------------

OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-  Call an investor services representative       -  Instruct your bank to transfer funds to
   at 1-800-OAKMARK and choose menu                  State Street Bank & Trust Company,
   option 2 to request an account num-               ABA# 011000028, DDA# 9904-632-8.
   ber and wire transfer instructions.               Specify the Fund name, your account
                                                     number and the registered account
-  Your initial investment must be at                name(s) in the instructions.
   least $1,000.
                                                  -  Your subsequent investments must be
                                                     at least $100.

                                                                  PROSPECTUS 49

BY ELECTRONIC TRANSFER
--------------------------------------------------------------------------------

OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-  You may NOT open a new account by              -  If you established the electronic trans-
   electronic transfer.                              fer privilege on your New Account
                                                     Registration Form, call the Funds'
                                                     Voice Response System, OAKLINK, at
                                                     1-800-OAKMARK and choose menu
                                                     options 1, then 3, and follow the
                                                     instructions, or call an investor ser-
                                                     vice representative at 1-800-OAKMARK
                                                     and choose menu option 2.

                                                  -  Your subsequent investments must be
                                                     at least $100.

                                                  -  If you did not establish the electronic
                                                     transfer privilege on your New
                                                     Account Registration Form, you may
                                                     add the privilege by obtaining a
                                                     Shareholder Services Form by visiting
                                                     the Oakmark Funds' website at
                                                     www.oakmark.com or by calling an
                                                     investor service representative at
                                                     1-800-OAKMARK.


                                                  Confirm with your bank or credit union
                                                  that it is a member of the Automated
                                                  Clearing House (ACH) system.

BY AUTOMATIC INVESTMENT
-------------------------------------------------------------------------------

OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-  Choose the Automatic Investment                -  If you chose the Automatic Investment
   Plan on your New Account                          Plan when you opened your account,
   Registration Form.                                subsequent purchases of shares will be
                                                     made automatically, either monthly or
-  Your initial investment must be at                quarterly, by electronic transfer from
   least $500 and be made by check                   your bank account in the dollar
   payable to State Street Bank and Trust            amount you specified.
   Company.

-  In addition to your investment check,          -  Your subsequent investments must be
   send a check marked "Void" or a                   at least $100.
   deposit slip from your bank account
   along with your New Account                    -  If you did not establish the electronic
   Registration Form.                                transfer privilege on your New
                                                     Account Registration Form, you may
                                                     add the privilege by obtaining a
                                                     Shareholder Services Form by visiting
                                                     the Oakmark Funds' website at
                                                     www.oakmark.com or by calling an
                                                     investor service representative at
                                                     1-800-OAKMARK.

50 THE OAKMARK FAMILY OF FUNDS

BY PAYROLL DEDUCTION
--------------------------------------------------------------------------------


OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-  Complete and sign the New Account              -  If you completed the Payroll
   Registration Form and the Payroll                 Deduction Plan Application, subse-
   Deduction Plan Application, enclose a             quent purchases of shares will be made
   check made payable to State Street                automatically, either monthly, bi-
   Bank and Trust Company and return                 monthly or quarterly, by deducting
   both forms and the check for at least             the dollar amount you specified from
   $500 to:                                          your pay.

   OAKMARK FAMILY OF FUNDS                        -  Your subsequent investments must be
   P.O. Box 8510                                     at least $100.
   Boston, MA 02266-8510
                                                  -  If you want to establish the Payroll
-  Your initial investment must be at                Deduction Plan, obtain a Payroll
   least $500 and be made by check.                  Deduction Plan Application by visit-
                                                     ing the Oakmark Funds' website at
-  The Payroll Deduction Plan                        www.oakmark.com or by calling an
   Application allows you to purchase                investor service representative at
   shares of the Fund on a monthly, bi-              1-800-OAKMARK.
   monthly, or quarterly basis by instruct-
   ing your employer to deduct from
   your paycheck a specified dollar
   amount.

                                                                  PROSPECTUS 51

By Exchange
-------------------------------------------------------------------------------

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units. Oakmark Units are ILA Service Units of Government Portfolio (a money market fund that is a portfolio of Goldman Sachs Institutional Liquid Assets Portfolios of Goldman Sachs Trust).


OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-  Call 1-800-OAKMARK and choose                  -  Call the Funds' Voice Response
   menu option 2. The new account into               System, OAKLINK, at 1-800-OAKMARK
   which you are making the exchange                 and choose menu options 1, then 3,
   will have exactly the same registration           and follow the instructions, or call an
   as the account from which you are                 investor service representative at
   exchanging shares.                                1-800-OAKMARK and choose menu
                                                     option 2.
-  Your initial investment into your new
   account must be at least $1,000.               -  Send a letter of instruction, indicating
                                                     your name, the name of the Fund, and
                                                     the Fund account number from which
                                                     you wish to redeem shares, and the
                                                     name of the Fund and the Fund
                                                     account number into which you wish
                                                     to buy shares, to:

                                                     OAKMARK FAMILY OF FUNDS
                                                     P.O. Box 8510
                                                     Boston, MA  02266-8510

                                                  -  Your subsequent investments must be
                                                     at least $100.

                                                  -  Except for automatic exchanges from
                                                     Oakmark Units, you may not make
                                                     more than four exchanges from a
                                                     Fund in any calendar year. The Trust
                                                     may, however, refuse at any time any
                                                     exchange request it considers detri-
                                                     mental to a Fund.

                                                  -  An exchange transaction is a sale and
                                                     purchase of shares for federal income
                                                     tax purposes and may result in a capi-
                                                     tal gain or loss.

                                                  -  Obtain a current prospectus for the
                                                     Fund into which you are exchanging
                                                     by visiting the Oakmark Funds' web-
                                                     site at www.oakmark.com or calling
                                                     an investor service representative at
                                                     1-800-OAKMARK and choose menu
                                                     option 2.

52 THE OAKMARK FAMILY OF FUNDS

BY INTERNET
-------------------------------------------------------------------------------


OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-  Login to the Oarkmark Funds' website           -  Login to the Oarkmark Funds' website
   at WWW.OAKMARK.COM, choose the                    at www.oakmark.com, choose the
   "My Account" tab and then follow the              "My Account" tab and then follow the
   instructions.                                     instructions.
-  Your initial investment into your new          -  Your subsequent investments must be
   account must be at least $1000.                   at least $100.

PURCHASE PRICE AND EFFECTIVE DATE

A purchase by CHECK, WIRE TRANSFER, ELECTRONIC TRANSFER or over the INTERNET is made at the net asset value next determined after receipt by the Funds' transfer agent of your check, wire transfer or your electronic transfer investment instruction.


                                                                 PROSPECTUS  53

                         HOW TO SELL CLASS I SHARES

FOR INVESTORS WHO REDEEM DIRECTLY FROM THE FUND(S) AND NOT THROUGH AN
INTERMEDIARY

IN WRITING
--------------------------------------------------------------------------------
WRITE TO THE FUNDS AT:              YOUR REDEMPTION REQUEST MUST:
OAKMARK FAMILY OF FUNDS             -    identify the Fund and give your
P.O. Box 8510                            account number;
Boston, MA 02266-8510               -    specify the number of shares or dollar
                                         amount to be redeemed; and
                                    -    be signed in ink by ALL account owners
                                         exactly as their names appear on the
                                         account registration.

BY TELEPHONE
-----------------------------------------------------------------------------------------------
-    You may redeem shares from your           -    A redemption request received by tele-
     account by calling the Funds' Voice            phone after the close of regular session
     Response System, OAKLINK, at                   trading on the New York
     1-800-OAKMARK and choosing menu                Stock Exchange (usually 4 p.m. Eastern time)
     options 1, then 3, and following the           is deemed received on the next busi-
     instructions, or by calling an investor        ness day.
     service representative at 1-800-OAKMARK
     and choosing menu option 2.               -    You may not redeem by telephone
                                                    shares held in an account for which
-    A check for the proceeds will be sent          you have changed the address within
     to your address of record, generally           the preceding 30 days.
     within 7 days of receiving your proper
     request, or within 15 days of your pur-
     chase if you purchased the shares by
     check. SEE "INVESTING WITH THE
     OAKMARK FAMILY OF FUNDS--GENERAL
     REDEMPTION POLICIES."


54  THE OAKMARK FAMILY OF FUNDS

BY ELECTRONIC TRANSFER
----------------------------------------------------------------------------------------------
-    To redeem shares from your account          -    Payment of the proceeds will normally
     by electronic transfer, call the Funds'          be sent on the next business day after
     Voice Response System, OAKLINK, at               receipt of your request or within 15
     1-800-OAKMARK and choose menu                    days of your purchase if you purchased
     options 1 then 3 and follow the                  the shares by electronic transfer.
     instructions, or call an investor ser-
     vice representative at 1-800-OAKMARK        -    A redemption request received by tele-
     and choose menu option 2.                        phone after the close of regular session
                                                      trading on the New York Stock
-    Payment of the proceeds will be made             Exchange (usually 4 p.m. Eastern time)
     by electronic transfer only to a check-          is deemed received on the next busi-
     ing account previously designated by             ness day.
     you at a bank that is a member of the
     Automated Clearing House (ACH) sys-         -    If the proceeds of your redemption are
     tem. Confirm with your bank or cred-             sent by electronic transfer, your bank
     it union that it is a member of ACH.             will be notified of the transfer on the
                                                      day the proceeds are sent, but your
                                                      bank account may not receive "good
                                                      funds" for at least one week thereafter.

BY EXCHANGE
----------------------------------------------------------------------------------------------
-    You may sell some or all of your shares     -    An exchange request received by tele-
     of a Fund and use the proceeds to buy            phone after the close of regular session
     shares of another Oakmark fund or                trading on the New York Stock
     Oakmark Units either in writing or by            Exchange (usually 4 p.m. Eastern time)
     calling the Funds' Voice Response                is deemed received on the next busi-
     System, OAKLINK, at 1-800-OAKMARK                ness day.
     and choosing menu options 1 then 3
     and following the instructions, or by       SEE ALSO THE SECTION ENTITLED "HOW TO BUY
     calling an investor service representa-     CLASS I SHARES--BY EXCHANGE."
     tive at 1-800-OAKMARK and choosing
     menu option 2.

-    Obtain a current prospectus for a Fund
     into which you are exchanging by vis-
     iting the Oakmark Funds' website at
     www.oakmark.com or by calling an
     investor service representative at
     1-800-OAKMARK.


                                                                   PROSPECTUS 55

BY WIRE TRANSFER
-----------------------------------------------------------------------------------------------
-    To redeem shares from your account         -    Payment of the proceeds will normally
     by wire transfer, call an investor ser-         be wired on the next business day after
     vice representative at 1-800-OAKMARK            receipt of your request.
     and choose menu option 2.
                                                -    A redemption request received by tele-
-    The proceeds will be paid by wire               phone after the close of regular session
     transfer to your bank account, provid-          trading on the New York Stock
     ed the redemption proceeds are at least         Exchange (usually 4 p.m. Eastern
     $250.                                           time) is deemed received on the next busi-
                                                     ness day.
-    The cost of the wire transfer (currently
     $5) will be deducted from your             -    A wire transfer will normally result in
     account, or from the redemption pro-            your bank receiving "good funds" on
     ceeds if you redeem your entire                 the business day following the date of
     account.                                        redemption of your shares.

-    Some transactions require a signature
     guarantee. SEE "HOW TO SELL CLASS I
     SHARES--SIGNATURE GUARANTEE."

BY AUTOMATIC REDEMPTION
-------------------------------------------------------------------------------------------
-    You may automatically redeem a fixed       -    Because withdrawal payments may
     dollar amount of shares each month              have tax consequences, you should
     or quarter and have the proceeds sent           consult your tax advisor before estab-
     by check to you or deposited by elec-           lishing such a plan.
     tronic transfer into your bank account
     by so electing on your New Account
     Registration Form.

BY INTERNET
--------------------------------------------------------------------------------
-    Login to the Oakmark Funds' web site
     at www.oakmark.com, choose the
     "My Account" tab and then follow the
     instructions.


56 THE OAKMARK FAMILY OF FUNDS

SIGNATURE GUARANTEE. Your request to sell your Fund shares must include a signature guarantee if:

-    your account registration has been changed within the last 30 days;

- the redemption check is to be mailed to an address different from the one on your account;

- the redemption check is to be made payable to someone other than the registered account owner; or

- you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

You should be able to obtain a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

SMALL ACCOUNT REDEMPTION. The Trust and the Funds also reserve the right to redeem shares in any account and send the proceeds to the owner if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will notify you if your account falls below the minimum and give you 30 days to bring the account value up to the minimum.


                                                                   PROSPECTUS 57

                              SHAREHOLDER SERVICES

CLASS I SHAREHOLDERS
--------------------------------------------------------------------------------
If you are a holder of Class I Shares of a Fund, the following services are available to you.

REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and sales of shares of the Funds, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information.

The Funds reduce the number of duplicate prospectuses, annual and semi- annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call the Oakmark Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

IRA PLANS. The Trust has a master individual retirement account (IRA) plan that allows you to invest in a Traditional IRA, Roth IRA, Education IRA or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan
(SEP), you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting the Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK (choose menu option 2).

ESTABLISHING PRIVILEGES. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit the Oakmark Funds' website at www.oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK (choose menu option 2) to request the appropriate form.

VOICE RESPONSE SYSTEM ("OAKLINK"). To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Response System, OAKLINK, at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number ("PIN") to access account information through OAKLINK. Call 1-800-OAKMARK (choose menu option 2) and speak with an investor service representative to obtain your PIN.


58 THE OAKMARK FAMILY OF FUNDS

WEBSITE. To learn more about The Oakmark Family of Funds, or to obtain prospectuses, account applications, shareholder reports, or each Fund's daily NAV, or to hear portfolio manager commentaries access the Oakmark Funds' website at www.oakmark.com. To perform transactions, change your address, order duplicate statements or obtain information about your account, such as your account balance, your last transaction and account history, click on "My Account" and follow the instructions.

TELEPHONE AND INTERNET TRANSACTIONS. You may perform many transactions - including exchanges, purchases and redemptions - by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a personal identification number or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

ACCOUNT ADDRESS CHANGE. You may change the address of record for your Fund account by sending written instructions to the Funds at Oakmark Family of Funds, P.O. Box 8510, Boston, MA 02266-8510 or by telephoning an investor service representative at 1-800-OAKMARK (choose menu option 2). You may also change your address by accessing the Oakmark Funds' website at www.oakmark.com and clicking on "My Account" and following the instructions. If you change your address of record by telephone or in writing without a signature guarantee, the Funds will not honor a redemption request by telephone or the Internet for the following 30 days. During that period, the Funds will require written redemption requests with signature guarantees.

ACCOUNT REGISTRATION CHANGE. You may change your account registration only by sending your written instructions with a signature guarantee to the transfer agent at its address shown on the inside back cover of this prospectus. SEE "HOW TO SELL CLASS I SHARES--SIGNATURE GUARANTEE."


CLASS II SHAREHOLDERS
--------------------------------------------------------------------------------
If you are a holder of Class II Shares of a Fund, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.


                                                                   PROSPECTUS 59

You can obtain more information about The Oakmark Family of Funds' investments in its semiannual and annual reports to shareowners. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Family of Funds' performance during the last fiscal year.
     You may wish to read the Statement of Additional Information (SAI) for more information about The Oakmark Family of Funds. The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
     You can obtain free copies of The Oakmark Family of Funds' semiannual and annual reports and the SAI, request other information, and discuss your questions about The Oakmark Family of Funds by writing or calling:

   OAKMARK FAMILY OF FUNDS
   P.O. BOX 8510
   BOSTON, MA 02266-8510
   1-800-OAKMARK
   (1-800-625-6275)

The requested documents will be sent within three business days of your request.
     Other information about each Fund may also be obtained by accessing The Oakmark Family of Funds' website at www.oakmark.com. Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.





HARRIS ASSOCIATES INVESTMENT TRUST
811-06279


60 THE OAKMARK FAMILY OF FUNDS

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                                JANUARY 26, 2001


                           THE OAKMARK FAMILY OF FUNDS
                                  No-Load Funds


                                                        Two North LaSalle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)
                                                                 www.oakmark.com


This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Equity and Income Fund, ("Equity and Income Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above.

                                TABLE OF CONTENTS

    THE FUNDS................................................................2
    INVESTMENT RESTRICTIONS..................................................2
    HOW THE FUNDS INVEST.....................................................5
    PERFORMANCE INFORMATION.................................................13
    INVESTMENT ADVISER......................................................16
    CODE OF ETHICS..........................................................18
    TRUSTEES AND OFFICERS...................................................18
    PRINCIPAL SHAREHOLDERS..................................................22
    PURCHASING AND REDEEMING SHARES.........................................24
    ADDITIONAL TAX INFORMATION..............................................26
    DISTRIBUTOR.............................................................26
    PORTFOLIO TRANSACTIONS..................................................27
    DECLARATION OF TRUST....................................................29
    CUSTODIAN AND TRANSFER AGENT............................................30
    INDEPENDENT PUBLIC ACCOUNTANTS..........................................30
    APPENDIX A -- BOND RATINGS.............................................A-1
    APPENDIX B -- FINANCIAL STATEMENTS.....................................B-1

                                    THE FUNDS

         Oakmark Fund, Select Fund, Small Cap Fund, Global Fund, International Fund and International Small Cap Fund seek long-term capital appreciation.

         Equity and Income Fund seeks high current income and preservation and growth of capital.

         The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991.

         Each Fund's shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class).


                             INVESTMENT RESTRICTIONS

         In pursuing their respective investment objectives no Fund will:

         1. [THIS RESTRICTION DOES NOT APPLY TO SELECT FUND] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

         2. Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

         3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

         4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

         5. Issue any senior security except in connection with permitted borrowings;

         6. Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

         7. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,/(1)/ or
(c) [FUNDS OTHER THAN OAKMARK FUND] lending its portfolio securities

------------------------
/(1)/ A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and

[the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

         8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

         9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

         10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;/(2)/

         11. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

         12. Invest in companies for the purpose of management or the exercise of control;

         13. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

         14. [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND ONLY] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

         15. [OAKMARK FUND, SELECT FUND AND SMALL CAP FUND ONLY] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts) [EQUITY AND INCOME FUND ONLY] Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);/(3)/

         16. Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the


--------------------------------------------------------------------------------
      losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

/(2)/ In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

/(3)/ Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

Fund is short (excluding short sales against-the-box/(4)/) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

         17. Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

         18. Write any call option or put option if, immediately thereafter, the aggregate market value of all portfolio securities or currencies covering such options would exceed 15% of its net assets;

         19. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

         The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

         Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.


                              HOW THE FUNDS INVEST

BOTTOM-UP INVESTMENT PROCESS

         All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Family of Funds (the "Adviser"), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.

--------------------------
/(4)/ A short sale "against the box" involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

         Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

                          BOTTOM-UP INVESTMENT PROCESS

               ---------------------------------------------------
                                     INVEST
                         MANAGERS SELECT STOCKS FROM THE
                             APPROVED LIST FOR THEIR
                                 SPECIFIC FUNDS.
               ---------------------------------------------------
                                       / /
               ---------------------------------------------------
                                  APPROVED LIST
                       (APPROXIMATELY 80-100 SECURITIES.)
               ---------------------------------------------------
                                       / /
               ---------------------------------------------------
                      QUANTITATIVE AND QUALITATIVE RESEARCH
                 (RIGOROUS ANALYSIS IS PERFORMED TO ENSURE THAT
                   THE STOCK MEETS CERTAIN "VALUE" STANDARDS.)
               ---------------------------------------------------
                                       / /
               ---------------------------------------------------
                                CRITERIA SCREENS
                  (MANAGERS AND RESEARCH TEAM SCREEN FOR STOCKS
                       THAT THEY BELIEVE ARE WORTH FURTHER
                                 CONSIDERATION.)
               ---------------------------------------------------
                                       / /
               ---------------------------------------------------
                         UNIVERSE OF THOUSANDS OF EQUITY
                        SECURITIES (ALL STOCKS AVAILABLE
                                FOR INVESTMENT.)
               ---------------------------------------------------


SECURITIES OF NON-U.S. ISSUERS

         International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers, Global Fund typically invests between 40-80% of its total assets in securities of non-U.S. issuers and the other Funds each may invest a minor portion of their assets (up to 25% for Oakmark Fund, Select Fund and Small Cap Fund and up to 10% for Equity and Income Fund) in securities of non-U.S. issuers.

         International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

         With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

         You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

         Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

         PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund and Global Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund and Global Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

         EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's board of trustees.

         Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

         CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

         If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

         At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

         It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         EUROPEAN CURRENCY UNIFICATION. Eleven of the fifteen member countries of the European Union adopted a single European currency, the euro, effective January 1, 1999. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The notable countries not currently participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank ("ECB") manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002. This change is likely to impact significantly the European capital markets in which the Funds, and in particular, International Fund, International Small Cap Fund and Global Fund, may invest their assets. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile and may increase a Fund's share price volatility.

DEBT SECURITIES

         Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income
Fund will
not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

         Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Family of Funds - Share Price" in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

         A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

WHEN-ISSUED, DELAYED-DELIVERY AND OTHER SECURITIES

         Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

         A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

ILLIQUID SECURITIES

         No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's assets.

         If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

         Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

PRIVATE PLACEMENTS

         Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

SHORT SALES

         Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such short sales as described in the following paragraph. A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeble, into such securities with no restriction other than the payment of additional consideration.

         In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

LENDING OF PORTFOLIO SECURITIES

         Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period.

FOREIGN INVESTMENT COMPANIES

         Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in foreign securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company.

The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

OPTIONS

         Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

         Each Fund will write call options and put options only if they are "covered." For example, in the case of a call option, the option is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a fund) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded, or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

TEMPORARY STRATEGIES

         Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the investments of International Fund, International Small Cap Fund and Global Fund may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

         In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.


                             PERFORMANCE INFORMATION

         From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total return figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. Total return is not intended to indicate future performance. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return will be computed as follows:

                                 n
                     ERV = P(1+T)

         Where:        P = the amount of an assumed initial investment in
                           Fund shares
                       T = average annual total return
                       n = number of years from initial investment to the end
                           of the period
                     ERV = ending redeemable value of shares held at the end
                           of the period

         For example, Total Return and Average Annual Total Return on a $1,000 investment in shares of each class of each Fund for various periods ended December 31, 2000 were as follows:


                                                                          Total           Average Annual
                                                                         Return            Total Return
                                                                         ------            ------------
         Oakmark Fund Class I
               One year.....................................               11.78%              --
               Five years...................................               59.96                9.84%
               Life of the Class*...........................              462.01               20.13

         Select Fund Class I
               One year.....................................               25.81               --
               Life of the Class*...........................              196.37               29.76

         Select Fund Class II
               One year.....................................               25.42               --
               Life of the Class**..........................               25.42               25.42

         Small Cap Fund Class I
               One year.....................................                4.39               --
               Five year....................................               63.96               10.38
               Life of the Class*...........................               69.37               10.72

                                       13



         Equity and Income Fund Class I
               One year.....................................               19.89               --
               Five year....................................              112.14               16.21
               Life of the Class*...........................              117.23               16.18

         Equity and Income Fund Class II
               Life of the Class**..........................               11.17               --

         Global Fund Class I
               One year.....................................               15.84               --
               Life of the Class*...........................               15.62               10.75

         International Fund Class I
               One year.....................................               12.50               --
               Five years...................................               93.01               14.04
               Life of the Class*...........................              193.24               13.91

         International Fund Class II
               One year.....................................               12.21               --
               Life of the Class**..........................               18.90               15.95

         International Small Cap Fund Class I
               One year.....................................               (8.85)              --
               Five years...................................               53.23                8.90
               Life of the Class*...........................               47.56                7.81


         ------------------
         * Life of Class I Shares commenced with the public offering of Class I Shares as follows: Oakmark, 8/5/91; Select, 11/1/96; International, 9/30/92; Small Cap, Equity and Income and International Small Cap, 11/1/95; and Global, 8/4/99.
         ** Life of Class II Shares commenced with the public offering of Class II Shares as follows: International, 11/4/99; Select, 12/31/99; and Equity and Income, 7/13/00.

No information is provided for Class II Shares of Oakmark Fund, Small Cap Fund, Global Fund and International Small Cap Fund, because no Class II Shares had been issued as of December 31, 2000.

         The Funds also may, from time to time, quote their yield. Yield is based on historical earnings and is not intended to indicate future performance. The yield of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the sales material). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment.

         Yield quotations are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      a-b    6
         Yield = 2 [( --- +1)  - 1]
                      cd

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                  c = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends
                  d = the maximum offering price per share on the last day
                      of the period

Although they may do so in the future, each Fund typically does not calculate or advertise its yield.

         The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

   Barron's                     Global Finance                 Personal Investor
   Business Week                Investor's Business Daily      Smart Money
   Changing Times               Kiplinger's Personal Finance   Stanger Reports
   Chicago Tribune              Los Angeles Times              Time
   Chicago Sun-Times            Money                          USA Today
   Crain's Chicago Business     Mutual Fund Letter             U.S. News and World Report
   Consumer Reports             Mutual Funds Magazine          The Wall Street Journal
   Consumer Digest              Morningstar                    Worth
   Financial World              Newsweek
   Forbes                       The New York Times
   Fortune                      Pensions and Investments


         A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the following indexes or averages:


   Dow-Jones Industrial Average*
   Standard & Poor's 500 Stock Index*
   Standard & Poor's 400 Industrials
   Standard & Poor's Small Cap 600*
   Standard & Poor's Mid Cap 400*
   Russell 2000
   Wilshire 5000
   New York Stock Exchange Composite Index
   American Stock Exchange Composite Index
   NASDAQ Composite
   NASDAQ Industrials




--------
* With dividends reinvested.

         In addition, each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Balanced Fund Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small-Cap Growth Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small Cap Fund Index; and Lehman Brothers Government/Corporate Bond Index. Each of International Fund, International Small Cap Fund and Global Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper Global Fund Index; Lipper International Fund Index; Lipper International Equity Funds Average; Micropal International Small Company Fund Index; Morgan Stanley Capital International World ex U.S. Index; Morgan Stanley Capital International EAFE (Europe, Australia and Far East Index); Morningstar Growth Average;
Morningstar Small-Cap Funds Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; Morningstar General Equity Average; and Morningstar International Stock Average.

         Lipper Indexes and Averages are calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

         The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. For each Fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year (if applicable) Morningstar Rating metrics.

         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                               INVESTMENT ADVISER

         The Funds' investment adviser, Harris Associates L.P., furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

         Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

         The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I
Shares: 1.50% in the case of Oakmark Fund, Select Fund or Small Cap Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each

Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares:
Oakmark Fund, Select Fund or Small Cap Fund, 1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global Fund, 2.00% (1.75% + .25%); and
International Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2002.

         For the purpose of determining whether a share class of a Fund is entitled to any reduction in advisory fee or expense reimbursement, the pro rata portion of the Fund's expenses attributable to a share class of that Fund is calculated daily and any reduction in fee or reimbursement is made monthly.

         For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of (i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:


    FUND                                         FEE
---------------            ----------------------------------------------------

Oakmark 1.00% up to $2.0 billion; .90% on the next $1.0 billion; .80% on the next $2.0 billion; and .75% on net assets in excess of $5.0 billion

Select 1.00% up to $1.0 billion; .95% on the next $500 million; .90% on the next $500 million; .85% on the next $500 million; .80% on the next $2.5 billion; and .75% on net assets in excess of $5.0 billion

Small Cap                  1.00%

Equity and Income          .75%

Global                     1.00%

International              1.00% up to $2.0 billion; .95% on the next $1.0
                           billion; and .85% on net assets in excess of $3 billion

International Small Cap    1.25% up to $500 million; and 1.10% on net assets in
                           excess of $500 million

         The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.


                     TYPE OF           YEAR ENDED               YEAR ENDED      ELEVEN MONTHS ENDED
     FUND            PAYMENT       SEPTEMBER 30, 2000       SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
  -------------------------------------------------------------------------------------------------
  Oakmark          Advisory fee         $28,116,035             $59,957,947        $72,196,251

  Select           Advisory fee          15,325,113              15,358,029         11,525,158

  Small Cap        Advisory fee           3,683,621               7,251,751         15,863,707
                   Reimbursement            252,000                      --                 --

  Equity and
   Income          Advisory fee             410,864                 464,454            359,708


  Global           Advisory fee             267,710                  18,520                 --
                   Reimbursement             55,500                  15,474                 --

  International    Advisory fee           7,849,938               8,068,806         12,623,371

  International
   Small Cap       Advisory fee           1,451,394               1,330,000            827,611


         The Agreement for each Fund is for an initial term expiring October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are David G. Herro, Robert M. Levy, Roxanne M. Martino, Anita M. Nagler, William C. Nygren, G. Neal Ryland, and Peter S. Voss. Mr. Levy is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest"). Nvest owns all of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, Nvest Holdings, Inc., all of the outstanding shares of HAI. Nvest is a limited partnership that owns investment management and related firms and is an affiliate of Nvest Services Co., the Funds' transfer agent. As of February 14, 2001, Nvest Services Co. intends to change its name to CDC IXIS Services Company.

         Nvest is an indirect wholly-owned subsidiary of CDC IXIS Asset Management S.A. ("CDC AM"), which in turn is 60% owned by CDC IXIS, a wholly-owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC IXIS, CDC owns 40% of CNP Assurances, a leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French government. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France.


                                 CODE OF ETHICS

         The 1940 Act and rules thereunder require that the Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust, the Adviser and HASLP to detect and prevent conflicts of interest.


                              TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal business activities during the past five years are:



   NAME, ADDRESS,+ POSITION(S) WITH TRUST
   AND AGE AT SEPTEMBER 30, 2000                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS#
   -----------------------------                     ----------------------------------------------
   VICTOR A. MORGENSTERN*                            Chairman of the Board, HAI, 1996 - 2000 and President
   Trustee and Chairman of the Board, 57             prior thereto; Chairman, Harris Partners, L.L.C., 1995 -
                                                     2000; Director of Nvest Corporation, 1996-2000.

   MICHAEL J. FRIDUSS                                Principal, MJ Friduss & Associates, Inc.
   Trustee, 58                                       (telecommunications consultants)

   NAME, ADDRESS,+ POSITION(S) WITH TRUST
   AND AGE AT SEPTEMBER 30, 2000                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS#
   -----------------------------                     ----------------------------------------------
   THOMAS H. HAYDEN                                  Executive Vice President and Director, Bozell Group
   Trustee, 49                                       (advertising and public relations)
   c/o Bozell Group
   676 N. St. Clair
   Chicago, Illinois  60611

   CHRISTINE M. MAKI                                 Vice President--Tax, Hyatt Corporation (hotel management)
   Trustee, 39
   c/o Hyatt Corporation
   200 West Madison Street
   Chicago, Illinois  60606

   ALLAN J. REICH                                    Managing Member and Chair of Corporate/Securities
   Trustee, 52                                       Practice Group, D'Ancona & Pflaum LLC (attorneys)
   c/o D'Ancona & Pflaum LLC
   111 E. Wacker Drive, Suite 2800
   Chicago, Illinois  60601

   MARV R. ROTTER                                    President -- Central Region, AXA Advisors, LLC (formerly
   Trustee, 54                                       named Rotter & Associates), since 1999, and General
   c/o AXA Advisors, LLC                             Manager prior thereto (financial services)
   5 Revere Dr., Suite 400
   Northbrook, IL 60062

   BURTON W. RUDER                                   President, The Academy Group (venture capital
   Trustee, 56                                       investments and transaction financing)
   c/o The Academy Group
   707 Skokie Boulevard, Suite 410
   Northbrook, Illinois  60062

   PETER S. VOSS*                                    President and Chief Executive Officer, CDC AM North
   Trustee, 53                                       America Corporation and CDC AM North America LLC, and
   c/o CDC AM North America Corporation              Member of the Supervisory Board, CDC IXIS Asset
   399 Boylston Street                               Management S.A. (investment management), since 2000;
   Boston, Massachusetts  02116                      Chairman,President and Chief Executive Officer, Nvest
                                                     Corporation, Nvest Companies, L.P. and Nvest L.P.
                                                     (investment management), prior thereto

   GARY N. WILNER, M.D.                              Senior Attending Physician, Evanston Hospital, and
   Trustee, 60                                       Medical Director - CardioPulmonary Wellness Program,
   c/o Evanston Hospital                             Evanston Hospital Corporation
   2650 Ridge Avenue
   Evanston, Illinois  60201

   ROBERT LEVY                                       President and Chief Executive Officer, HAI, since 1997;
   President, 50                                     Chief Executive Officer, HASLP, since 1995; Portfolio
                                                     Manager, HALP


   NAME, ADDRESS,+ POSITION(S) WITH TRUST
   AND AGE AT SEPTEMBER 30, 2000                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS#
   -----------------------------                     ----------------------------------------------
   JAMES P. BENSON                                   Portfolio Manager and Analyst, HALP, since 1997;
   Vice President and Portfolio Manager (The         Executive Vice President and Director of Equity
   Oakmark Small Cap Fund), 43                       Research, Ryan Beck & Co. (broker/dealer and investment
                                                     banking), prior thereto

   HENRY R. BERGHOEF                                 Portfolio Manager and Analyst, HALP
   Vice President and Portfolio Manager (The
   Oakmark Select Fund), 51

   KEVIN G. GRANT                                    Portfolio Manager and Analyst, HALP
   Vice President and Portfolio Manager (The
   Oakmark Fund), 36

   DAVID G. HERRO                                    Portfolio Manager and Analyst, HALP
   Vice President and Portfolio Manager (The
   Oakmark International Fund and The Oakmark
   International Small Cap Fund), 39

   GREGORY L. JACKSON                                Portfolio Manager and Analyst, HALP, since July 1998;
   Vice President and Portfolio Manager (The         Portfolio Manager and Analyst, Yacktman Asset
   Oakmark Global Fund), 34                          Management, prior thereto

   JOHN J. KANE                                      Manager - Fund Accounting, HALP
   Assistant Treasurer, 29

   CLYDE S. MCGREGOR                                 Portfolio Manager and Analyst, HALP
   Vice President and Portfolio Manager (The
   Oakmark Small Cap Fund and The Oakmark Equity
   and Income Fund), 47

   ANITA M. NAGLER                                   Chief Operating Officer, HAI, and Chief Operating
   Executive Vice President and Secretary, 44        Officer and General Counsel, HASLP, since 2000;
                                                     Vice President, HAI; General Counsel, HALP; Chief
                                                     Legal Officer, HASLP, 1995-2000.

   WILLIAM C. NYGREN                                 Portfolio Manager and Analyst, HALP
   Vice President and Portfolio
   Manager (The Oakmark Fund and The Oakmark
   Select Fund), 42

   ANN W. REGAN                                      Director of Mutual Fund Operations, HALP
   Vice President--Shareholder Operations and
   Assistant Secretary, 52

   Kristi L. Rowsell                                 Chief Financial Officer, HAI and HASLP, since 1999;
   Treasurer, 34                                     Treasurer, HALP


   NAME, ADDRESS,+ POSITION(S) WITH TRUST
   AND AGE AT SEPTEMBER 30, 2000                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS#
   -----------------------------                     ----------------------------------------------
   EDWARD A. STUDZINSKI                              Portfolio Manager and Analyst, HALP
   Vice President and Portfolio
   Manager (The Oakmark Equity and Income Fund), 51

   MICHAEL J. WELSH                                  Portfolio Manager and Analyst, HALP
   Vice President and Portfolio Manager (The
   Oakmark Global Fund, The Oakmark International
   Fund and The Oakmark International Small Cap
   Fund), 37


------------------------------------

+ Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

# As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.

* Mr. Voss is a trustee who is an "interested person" of the Trust as defined in the 1940 Act.

** Mr. Morgenstern ceased to be an "interested person" of the Trust as of January 1, 2001.

         Messrs. Voss and Morgenstern and Dr. Wilner are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

         At December 31, 2000, the trustees and officers as a group owned beneficially less than 1% of Oakmark Fund and the following percentages of the outstanding shares of each of the other Funds: Select, 1.43%; Small Cap, 1.07%; Equity and Income, 6.07%; Global, 32.67%; International, 6.79%; and International Small Cap, 12.34%.

         The following table shows the compensation paid by the Trust for the year ended September 30, 2000 to each trustee who was not an "interested person" of the Trust:


                                                AGGREGATE
                                              COMPENSATION
          NAME OF TRUSTEE                    FROM THE TRUST*
----------------------------------------------------------------

       Victor A. Morgenstern                           $0**
       Michael J. Friduss                          59,750
       Thomas H. Hayden                            53,750
       Christine M. Maki                           55,750
       Allan J. Reich                              54,250
       Marv R. Rotter                              51,750
       Burton W. Ruder                             53,750
       Gary N. Wilner, M.D.                        56,000

-------------------------------------------------------------------------------

* The Trust is not part of a fund complex.

** Mr. Morgenstern received no compensation paid by the Trust for the year ended
   September 30, 2000 because, until January 1, 2001, he was an "interested person" of the Trust.

Other trustees who are "interested persons" of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

         The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Goldman Sachs Institutional Liquid Assets Government Portfolio as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.


                             PRINCIPAL SHAREHOLDERS

         The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2000 were:



                                                                               PERCENTAGE OF OUTSTANDING
     NAME AND ADDRESS                            FUND AND CLASS                        SHARES HELD
     ----------------                            --------------                        -----------
Banc of America Securities LLC (1)            International Small Cap, Class I           6.90%
600 Montgomery Street                         Global, Class I                           15.49%
San Francisco, CA 94111-2702

                                                                               PERCENTAGE OF OUTSTANDING
     NAME AND ADDRESS                            FUND AND CLASS                        SHARES HELD
     ----------------                            --------------                        -----------
Charles Schwab & Co. Inc. (1)                 Oakmark, Class I                          26.62%
101 Montgomery Street                         Select, Class I                           36.03%
San Francisco, CA  94104-4122                 Small Cap, Class I                        26.20%
                                              Equity and Income, Class I                26.02%
                                              International, Class I                    32.21%
                                              International Small Cap, Class I          28.11%
                                              Global, Class I                            6.59%

National Financial Services Corp. (1)         Oakmark, Class I                           6.99%
P.O. Box 3908                                 Select, Class I                           19.62%
Church Street Station                         Small Cap, Class I                         9.24%
New York, NY  10008-3908                      Equity and Income, Class I                11.84%
                                              International, Class I                     5.59%
                                              International Small Cap, Class I           6.80%

Merrill Lynch Pierce Fenner & Smith Inc. (1)  Select, Class II                          75.89%
4800 Deer Lake Drive E., 3rd Floor
Jacksonville, FL  32246-6486

Reliance Trust (1)                            Select, Class II                          16.82%
FBO MetLife Defined Contribution Group        Equity and Income, Class II              100.00%
3384 Peachtree Road NE, 9th Floor
Atlanta, GA  30326-1181

John Hancock (1)                              Select, Class II                           6.23%
FBO Cross & Peters
101 Huntington Avenue, Fl. 5
Boston, MA  02199-7603

John Hancock (1)                              International, Class II                   31.13%
FBO Apple Rio Management
101 Huntington Avenue, Fl. 5
Boston, MA  02199-7603

John Hancock (1)                              International, Class II                   27.53%
FBO Wakefield Management
101 Huntington Avenue, Fl. 8
Boston, MA  02199-7603

John Hancock (1)                              International, Class II                   41.34%
FBO FGM
101 Huntington Avenue, Fl. 5
Boston, MA  02199-7603

-----------------------------
(1)      Shares are held for accounts of customers.

                         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Family of Funds," "How to Buy Class I Shares," "How to Sell Class I Shares" and "Shareholder Services."

NET ASSET VALUE

         The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust's custodian, State Street Bank and Trust Company. The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding. Securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported on the NASDAQ National Market System, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

         The Funds' net asset values are determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

         Trading in the portfolio securities of International Fund, International Small Cap Fund or Global Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

         Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

SHARES PURCHASED THROUGH INTERMEDIARIES

         Class I Shares of any of the Funds may be purchased through certain financial service companies, who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.35% of the annual average value of those accounts. Each Fund may pay a portion of those fees, not to exceed the estimated fees that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser.

         To buy and sell Class II Shares, you must do so through an intermediary, such as a broker-dealer, bank, retirement plan service provider or retirement plan sponsor ("Intermediary"). The Intermediary accepts purchase and sale orders for Class II Shares as an authorized agent of the Trust pursuant to a written agreement. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day.

         Purchases through Intermediaries that are authorized agents of the Trust are made at the net asset value next determined after receipt of the orders by such Intermediaries. A purchase through an Intermediary that is not an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after receipt of your order by the Trust's transfer agent.

REDEMPTION IN KIND

         Each Fund elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

REDEMPTION OF SMALL ACCOUNTS

         Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem at net asset value the shares of any shareholder whose account in the Fund has a value as a result of redemptions of less than the minimum amount specified by the board of trustees, which currently is $1,000. Before such a redemption, the shareholder will be notified that the account value is less than the minimum and will be allowed at least 30 days to bring the value of the account up to the minimum. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-DAY REDEMPTION FEE - CLASS I SHARES

         Each Fund except Oakmark Fund and Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held less than 90 days to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds. The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

         No Fund imposes a redemption fee on a redemption of:
         - shares acquired by reinvestment of dividends or distributions of a Fund; or
         - shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

MONEY MARKET EXCHANGE FUND

         The Adviser acts as a Service Organization for the Institutional Liquid Assets Service Units ("Units") of the Government Portfolio of Goldman Sachs Trust, which Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser receives fees at a rate of .50% of the average annual net assets of the portfolio, pursuant to a 12b-1 plan adopted by the Goldman Sachs Trust.

                           ADDITIONAL TAX INFORMATION

GENERAL

         Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND

         Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

         Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

         Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

         International Fund, International Small Cap Fund and Global Fund intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                                   DISTRIBUTOR

         Shares of the Funds are offered for sale by Harris Associates Securities L.P. without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement is for an initial term expiring January 1, 2002 and will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

         The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers the Funds' shares only on a best efforts basis. HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.


                             PORTFOLIO TRANSACTIONS

         Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through HASLP, a registered broker-dealer and an affiliate of the Adviser.

         In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

         Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

         The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

         HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to HASLP is consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

         The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

         The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.


                                          Year Ended              Year Ended              Year Ended
                                      September 30, 2000      September 30, 1999      September 30, 1998
                                      ------------------      ------------------      ------------------
Oakmark Fund
    Aggregate commissions............   $7,645,100             $5,015,100               $7,578,511
    Commissions paid to affiliates...    2,765,022              1,944,758                2,068,690
    Percentage of aggregate
    commissions paid to affiliates*....      36.2%                  38.8%                    27.3%

Select Fund
    Aggregate commissions............    4,102,031              2,890,228                2,408,373
    Commissions paid to affiliates...    1,112,365                725,722                  589,564
    Percentage of aggregate
    commissions paid to affiliates*..        27.1%                  25.1%                    24.5%

Small Cap Fund
    Aggregate commissions............      646,845              1,681,150                1,956,668
    Commissions paid to affiliates...      233,479                213,191                  193,708
    Percentage of aggregate
    commissions paid to affiliates*..        36.1%                  12.7%                     9.9%

Equity and Income Fund
    Aggregate commission.............      173,265                100,156                   66,195
    Commissions paid to affiliates...      100,258                 56,545                   41,979
    Percentage of aggregate
    commissions paid to affiliates*..        57.9%                  56.5%                    63.4%

Global Fund
    Aggregate commissions............      211,245                 89,492                       --
    Commissions paid to affiliates...       87,377                 29,127                       --
    Percentage of aggregate
    commissions paid to affiliates*..        41.4%                  32.6%                       --

International Fund
    Aggregate commissions............    2,853,134              2,994,368                4,287,619
    Commissions paid to affiliates...           --                     --                       --
    Percentage of aggregate
    commissions paid to affiliates*..           --                     --                       --

International Small Cap Fund
    Aggregate commissions............      404,559              1,153,858                  387,461
    Commissions paid to affiliates...           --                     --                       --
    Percentage of aggregate
    commissions paid to affiliates*..           --                     --                       --

    --------------------------

* The percent of the dollar amount of each Fund's aggregate transactions involving the Fund's payment of brokerage commissions that were executed through affiliates for each of the periods is shown below.

                                          Year Ended              Year Ended            Eleven Months Ended
         Fund                         September 30, 2000      September 30, 1999        September 30, 1998
         ----                         ------------------      ------------------        ------------------
         Oakmark                             67.4%                   44.1%                     29.5%
         Select                              56.3                    31.0                     33.01
         Small Cap                           36.9                    19.1                      14.5
         Equity and Income                   51.4                    69.6                      63.5

                                       28



         Global                              56.3                    43.2                       -
         International                        -                       -                         -
         International Small Cap              -                       -                         -

         Of the aggregate brokerage transactions during the year ended September 30, 2000, the Funds paid the following commissions on transactions directed to brokers because of research services they provided: Oakmark, $1,457,883; Select, $872,694; Small Cap, $93,970; Equity and Income, $23,211; Global, $47,287;
International, $1,504,700; and International Small Cap, $240,757; and the aggregate dollar amounts involved in those transactions for the respective Funds were $780,427,547, $442,687,926, $31,661,174, $5,707,855, $20,331,448,
$740,576,326 and $74,482,662, respectively.

         Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

         Although the Adviser makes investment decisions for the Funds independently from those for other investment advisory clients of the Adviser, it may occur that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and another client purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

         The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."


                              DECLARATION OF TRUST

         The Agreement and Declaration of Trust under which the Trust has been organized ("Declaration of Trust") disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.


                          CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company, P.O. Box 8510, Boston Massachusetts 02266-8510 is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Trust. The custodian also performs certain portfolio accounting services for the Funds, for which each Fund pays the custodian a monthly fee. The fee paid by each of Oakmark Global Fund, Oakmark International Fund and Oakmark International Small Cap Fund is $3,000 per month. The fee paid by each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund is $2,500 per month. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

         Nvest Services Company, Inc. ("NSC"), an affiliate of the Adviser, 399 Boylston Street, 5th Floor, Boston, Massachusetts 02116, performs transfer agency services for the Funds. As of February 14, 2001, NSC intends to change its name to CDC IXIS Services Company. NSC maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services. The Trust pays NSC for its services based on the number of open accounts and transactions it performs on behalf of the Trust.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                           APPENDIX A -- BOND RATINGS

         A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

RATINGS BY MOODY'S:

         Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings By Standard & Poor's:

         AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C. This rating is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                       APPENDIX B -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
 ................................................................................

                                                                     Shares Held      Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2%

FOOD & BEVERAGE--2.0%
    H.J. Heinz Company                                                 1,125,000    $   41,695,313

APPAREL--3.0%
    Jones Apparel Group, Inc. (a)                                      1,257,000    $   33,310,500
    NIKE, Inc., Class B                                                  681,400        27,298,588
                                                                                    --------------
                                                                                        60,609,088
RETAIL--9.6%
    The Kroger Co. (a)                                                 2,200,000    $   49,637,500
    Toys `R' Us, Inc. (a)                                              3,000,000        48,750,000
    Tricon Global Restaurants, Inc. (a)                                1,350,000        41,343,750
    CVS Corporation                                                      700,000        32,418,750
    J.C. Penney Company, Inc.                                          1,950,000        23,034,375
                                                                                    --------------
                                                                                       195,184,375
HOUSEHOLD PRODUCTS--7.0%
    Fort James Corporation                                             1,400,000    $   42,787,500
    Newell Rubbermaid Inc.                                             1,700,000        38,781,250
    Energizer Holdings, Inc.  (a)                                      1,500,000        36,750,000
    The Dial Corporation                                               2,052,900        23,864,962
                                                                                    --------------
                                                                                       142,183,712
HOUSEHOLD APPLIANCES--1.8%
    Maytag Corporation                                                 1,160,400    $   36,044,925

OFFICE EQUIPMENT--1.6%
    Xerox Corporation                                                  2,150,000    $   32,384,375

HARDWARE--3.9%
    The Black & Decker Corporation                                     1,522,200    $   52,040,213
    The Stanley Works                                                  1,224,900        28,249,256
                                                                                    --------------
                                                                                        80,289,469
OTHER CONSUMER GOODS & SERVICES--16.0%
    Fortune Brands, Inc.                                               2,605,200    $   69,037,800
    Mattel, Inc.                                                       5,864,400        65,607,975
    Brunswick Corporation                                              2,971,800        54,235,350
    H&R Block, Inc.                                                    1,275,300        47,265,806
    Cendant Corporation (a)                                            3,300,100        35,888,588
    Ralston Purina Group                                               1,400,000        33,162,500
    Galileo International, Inc.                                        1,396,200        21,641,100
                                                                                    --------------
                                                                                       326,839,119
BANKS & THRIFTS--5.1%
    Washington Mutual, Inc.                                            1,730,000    $   68,875,625
    Bank One Corporation                                                 900,548        34,783,666
                                                                                    --------------
                                                                                       103,659,291

--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
 ................................................................................

                                                                     Shares Held      Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

INSURANCE--1.4%
    MGIC Investment Corporation                                          475,000    $   29,034,375

OTHER FINANCIAL--2.3%
    USA Education Inc.                                                 1,000,000    $   48,187,500

INFORMATION SERVICES--7.8%
    Dun & Bradstreet Corporation                                       1,907,500    $   65,689,531
    ACNielsen Corporation (a)                                          2,664,000        63,436,500
    Equifax Inc.                                                       1,300,000        35,018,750
    Moody's Corporation, When Issued (a)                                (200,000)       (5,262,500)
                                                                                    --------------
                                                                                       158,882,281
COMPUTER SERVICES--5.7%
    First Data Corporation                                             1,040,000    $   40,625,000
    Electronic Data Systems Corporation                                  940,000        39,010,000
    SunGard Data Systems Inc. (a)                                        840,800        35,996,750
                                                                                    --------------
                                                                                       115,631,750
TELECOMMUNICATIONS--3.6%
    AT&T Corp.                                                         1,425,000    $   41,859,375
    Citizens Communications Company (a)                                2,350,000        31,578,125
                                                                                    --------------
                                                                                        73,437,500
PUBLISHING--1.7%
    Knight Ridder, Inc. (a)                                              692,000    $   35,162,250

PHARMACEUTICALS--0.5%
    Chiron Corporation (a)                                               235,000    $   10,575,000

MEDICAL PRODUCTS--2.0%
    Sybron International Corporation (a)                               1,673,600    $   40,166,400

AUTOMOBILES--1.9%
    Ford Motor Company                                                   800,000    $   20,250,000
    DaimlerChrysler AG (b)                                               400,000        17,756,000
                                                                                    --------------
                                                                                        38,006,000
AEROSPACE & DEFENSE--3.1%
    Lockheed Martin Corporation                                        1,000,000    $   32,960,000
    The B.F. Goodrich Company                                            770,000        30,174,375
                                                                                    --------------
                                                                                        63,134,375
INSTRUMENTS--1.6%
    Rockwell International Corporation                                 1,067,300    $   32,285,825

MACHINERY & INDUSTRIAL PROCESSING--4.5%
    Cooper Industries, Inc.                                            1,698,400    $   59,868,600
    Eaton Corporation                                                    511,700        31,533,512
                                                                                    --------------
                                                                                        91,402,112

--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
 ................................................................................

                                                                    Shares Held/
                                                                       Par Value      Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

BUILDING MATERIALS & CONSTRUCTION--1.8%
    Masco Corporation                                                  1,933,000    $   36,002,125

CHEMICALS--0.6%
    PolyOne Corporation                                                1,613,200    $   11,796,525

UTILITIES--2.1%
    TXU Corp.                                                          1,080,000    $   42,795,000

RECREATION & ENTERTAINMENT--1.6%
    Carnival Corporation                                               1,350,000    $   33,243,750

    TOTAL COMMON STOCKS (COST: $1,847,268,947)                                       1,878,632,435

SHORT TERM INVESTMENTS--6.5%

U.S. GOVERNMENT BILLS--1.2%
    United States Treasury Bills, 6.10% due 11/24/2000               $25,000,000    $   24,771,250
    TOTAL U.S. GOVERNMENT BILLS (COST: $24,771,250)                                     24,771,250

COMMERCIAL PAPER--3.4%
    American Express Credit Corporation, 6.55% due 10/4/2000         $10,000,000    $   10,000,000
    Ford Motor Credit Corp., 6.56% due 10/4/2000                      10,000,000        10,000,000
    General Electric Capital Corporation, 6.69% due 10/2/2000         50,000,000        50,000,000
                                                                                    --------------
    TOTAL COMMERCIAL PAPER (COST: $70,000,000)                                          70,000,000

REPURCHASE AGREEMENTS--1.9%
    State Street Repurchase Agreement, 6.42% due 10/2/2000           $37,913,000    $   37,913,000
    TOTAL REPURCHASE AGREEMENTS (COST: $37,913,000)                                     37,913,000

    TOTAL SHORT TERM INVESTMENTS (COST: $132,684,250)                                  132,684,250

    Total Investments (Cost $1,979,953,197)--98.7% (c)                              $2,011,316,685
    Other Assets In Excess Of Other Liabilities--1.3%                                   27,412,122

    TOTAL NET ASSETS--100%                                                          $2,038,728,807
                                                                                    ==============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.
(c) At September 30, 2000, net unrealized appreciation of $31,363,487, for federal income tax purposes, consisted of gross unrealized appreciation of $281,525,537 and gross unrealized depreciation of $250,162,050.

------------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------

                                                                 Shares Held  Market Value
------------------------------------------------------------------------------------------
COMMON STOCKS--92.4%
APPAREL--3.6%
    Liz Claiborne, Inc.                                           1,648,600   $ 63,471,100

RETAIL--16.7%
    Toys `R' Us, Inc. (a)                                         9,048,500   $147,038,125
    Tricon Global Restaurants, Inc. (a)                           2,615,400     80,096,625
    Office Depot, Inc. (a)                                        9,046,000     70,671,875
                                                                              ------------
                                                                               297,806,625

HOUSEHOLD PRODUCTS--4.2%
    Energizer Holdings, Inc. (a)                                  3,089,200   $ 75,685,400

OTHER CONSUMER GOODS & SERVICES--7.6%
    H&R Block, Inc.                                               1,956,000   $ 72,494,250
    Mattel, Inc.                                                  5,600,000     62,650,000
                                                                              ------------
                                                                               135,144,250

BANKS & THRIFTS--14.9%
    Washington Mutual, Inc.                                       6,679,800   $265,939,537

OTHER FINANCIAL--1.9%
    MBIA, Inc.                                                      465,800   $ 33,130,025

INFORMATION SERVICES--11.8%
    Dun & Bradstreet Corporation                                  3,143,600   $108,257,725
    Ceridian Corporation                                          3,284,500     92,171,281
    Dun & Bradstreet Corporation, When Issued (a)                   536,400      9,118,800
                                                                              ------------
                                                                               209,547,806

COMPUTER SERVICES--7.6%
    First Data Corporation                                        1,810,200   $ 70,710,938
    Electronic Data Systems Corporation                           1,545,000     64,117,500
                                                                              ------------
                                                                               134,828,438

COMPUTER SOFTWARE--6.7%
    The Reynolds and Reynolds Company, Class A (b)                5,979,700   $118,846,538

PHARMACEUTICALS--1.7%
    Chiron Corporation (a)                                          668,900   $ 30,100,500

AUTOMOTIVE--3.5%
    Visteon Corporation                                           4,128,900   $ 62,449,613

-----------------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
-----------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-----------------------------------------------------------------------------------------------
                                                                   Shares Held/
                                                                    Par Value      Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS--92.4% (CONT.)

MACHINERY & INDUSTRIAL PROCESSING--4.9%
    Thermo Electron Corporation (a)                                  3,369,000   $   87,594,000

BUILDING MATERIALS & CONSTRUCTION--4.9%
    USG Corporation (b)                                              3,474,900   $   87,089,681

DIVERSIFIED CONGLOMERATES--2.4%
    U.S. Industries, Inc. (b)                                        4,286,800   $   42,600,075

    TOTAL COMMON STOCKS (COST: $1,457,018,607)                                    1,644,233,588


SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--1.1%
    United States Treasury Bills, 6.10% due 11/24/2000          $   20,000,000   $   19,817,000
    TOTAL U.S. GOVERNMENT BILLS (COST: $19,817,000)                                  19,817,000

COMMERCIAL PAPER--3.4%
    American Express Credit Corporation, 6.51% due 10/2/2000    $   20,000,000   $   20,000,000
    Ford Motor Credit Corp., 6.56% due 10/4/2000                    10,000,000       10,000,000
    General Electric Capital Corporation, 6.69% due 10/2/2000       30,000,000       30,000,000
                                                                                 --------------
    TOTAL COMMERCIAL PAPER (COST: $60,000,000)                                       60,000,000

REPURCHASE AGREEMENTS--2.9%
    State Street Repurchase Agreement, 6.42% due 10/2/2000      $   51,597,000   $   51,597,000
    TOTAL REPURCHASE AGREEMENTS (COST: $51,597,000)                                  51,597,000

    TOTAL SHORT TERM INVESTMENTS (COST: $131,414,000)                               131,414,000

    Total Investments (Cost $1,588,432,607)--99.8% (c)                           $1,775,647,588
    Other Assets In Excess Of Other Liabilities--0.2%                                 3,088,886

    TOTAL NET ASSETS--100%                                                       $1,778,736,474
                                                                                 ==============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At September 30, 2000, net unrealized appreciation of $187,214,980, for federal income tax purposes, consisted of gross unrealized appreciation of $302,941,071 and gross unrealized depreciation of $115,726,091.

-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                                                         Shares Held       Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS-- 94.5%

FOOD & BEVERAGE--6.2%
   Ralcorp Holdings, Inc.                                         465,000   $  6,568,125
   Del Monte Foods Company (a)                                    850,000      5,259,375
   International Multifoods Corporation                           127,500      2,215,312
   M&F Worldwide Corp. (a)                                        225,000      1,307,813
                                                                            -------------
                                                                              15,350,625
APPAREL--1.0%
   R.G. Barry Corporation (a)(c)                                  855,000   $  2,565,000

RETAIL--6.2%
   Ugly Duckling Corporation (a)(c)                             1,750,000   $ 10,171,875
   ShopKo Stores, Inc. (a)                                        500,000      5,187,500
                                                                            -------------
                                                                              15,359,375

OTHER CONSUMER GOODS & SERVICES--3.7%
   Department 56, Inc. (a)                                        525,000   $  6,923,437
   American Greetings Corporation, Class A                        135,000      2,362,500
                                                                            -------------
                                                                               9,285,937

BANKS & THRIFTS--8.6%
   People's Bank of Bridgeport, Connecticut                       360,000   $  7,582,500
   Golden State Bancorp Inc. (a)                                  200,000      4,725,000
   BankAtlantic Bancorp, Inc., Class A                          1,020,000      4,271,250
   PennFed Financial Services, Inc.                               250,000      3,843,750
   Finger Lakes Financial Corp.                                   160,000      1,080,000
                                                                            -------------
                                                                              21,502,500

INSURANCE--6.5%
   The PMI Group, Inc.                                            190,000   $ 12,872,500
   The MONY Group Inc. (a)                                         80,000      3,190,000
                                                                            -------------
                                                                              16,062,500

OTHER FINANCIAL--0.5%
   NCO Group, Inc. (a)                                            100,000   $  1,187,500

EDUCATIONAL SERVICES--8.2%
   ITT Educational Services, Inc. (a)                             750,000   $ 20,343,750

INFORMATION SERVICES--5.7%
   National Data Corporation                                      435,000   $ 14,273,437

DATA STORAGE--0.9%
   Imation Corp. (a)                                              125,000   $  2,328,125

COMPUTER SERVICES--0.7%
   CIBER, Inc. (a)                                                200,000   $  1,650,000

-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                            Shares Held       Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

COMPUTER SOFTWARE--4.1%
   Mentor Graphics Corporation (a)                                280,000   $  6,597,500
   MSC.Software Corp. (a)                                         225,000      2,385,000
   Symantec Corporation (a)                                        30,000      1,320,000
                                                                            -------------
                                                                              10,302,500

COMPUTER SYSTEMS--3.0%
   Micron Electronics, Inc. (a)                                   825,000   $  7,425,000

SECURITY SYSTEMS--1.7%
   Checkpoint Systems, Inc. (a)                                   550,000   $  4,159,375

PHARMACEUTICALS--7.0%
   Dura Pharmaceuticals, Inc. (a)                                 490,000   $ 17,333,750

MEDICAL RESEARCH--0.7%
   Covance Inc. (a)                                               200,000   $  1,637,500

MEDICAL PRODUCTS--2.9%
   Hanger Orthopedic Group, Inc. (a)(c)                         1,150,000   $  4,312,500
   CONMED Corporation (a)                                         215,000      2,942,813
                                                                            -------------
                                                                               7,255,313

AUTOMOTIVE--1.4%
   Stoneridge, Inc. (a)                                           177,800   $  1,711,325
   Standard Motor Products, Inc.                                  210,000      1,680,000
                                                                            -------------
                                                                               3,391,325

AUTOMOBILE RENTALS--1.4%
   Dollar Thrifty Automotive Group, Inc. (a)                      175,000   $  3,456,250

TRANSPORTATION SERVICES--3.8%
   Teekay Shipping Corporation (b)                                200,000   $  9,387,500

MACHINERY & INDUSTRIAL PROCESSING--4.0%
   Columbus McKinnon Corporation                                  495,000   $  6,713,437
   Sames Corporation (a)(c)                                       235,000      3,201,875
                                                                            -------------
                                                                               9,915,312

CHEMICALS--2.4%
   Ferro Corporation                                              155,000   $  2,954,688
   H.B. Fuller Company                                             70,000      2,012,500
   Georgia Gulf Corporation                                       100,000      1,143,750
                                                                            -------------
                                                                               6,110,938

-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                            Shares Held/
                                                              Par Value        Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--0.8%
   Gardner Denver Inc. (a)                                         64,000   $  1,040,000
   Scott Technologies, Inc. (a)                                    45,000        797,344
   Intergrated Electrical Services, Inc. (a)                       37,500        257,812
                                                                            -------------
                                                                               2,095,156

REAL ESTATE--12.0%
   Catellus Development Corporation (a)                           900,000    $15,750,000
   Prime Hospitality Corp. (a)                                    800,000      8,100,000
   Trammell Crow Company (a)                                      400,000      6,000,000
                                                                            -------------
                                                                              29,850,000

DIVERSIFIED CONGLOMERATES--1.1%
   U.S. Industries, Inc.                                          275,000   $  2,732,813

   TOTAL COMMON STOCKS (COST: $231,477,177)                                  234,961,481

SHORT TERM INVESTMENTS--5.8%

COMMERCIAL PAPER--2.8%
   General Electric Capital Corporation, 6.69% due 10/2/2000  $ 7,000,000   $  7,000,000
   TOTAL COMMERCIAL PAPER (COST: $7,000,000)                                   7,000,000

REPURCHASE AGREEMENTS--3.0%
   State Street Repurchase Agreement, 6.42% due 10/2/2000     $ 7,598,000   $  7,598,000
   TOTAL REPURCHASE AGREEMENTS (COST: $7,598,000)                              7,598,000

   TOTAL SHORT TERM INVESTMENTS (COST: $14,598,000)                           14,598,000

   TOTAL INVESTMENTS (COST $246,075,178)--100.3% (D)                        $249,559,481

CALL OPTIONS WRITTEN--0.0%

EQUITY OPTIONS--0.0%

INSURANCE--0.0%

   The MONY Group Inc., November 40 Calls                         (21,000)  $    (42,000)
   TOTAL CALL OPTION WRITTEN (COST: $(64,578))                                   (42,000)

   Other Liabilities In Excess Of Other Assets--(0.3)%                          (813,869)


TOTAL NET ASSETS--100%                                                      $248,703,612
                                                                            =============

(a)  Non-income producing security.
(b)  Represents foreign domiciled corporation.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 2000, net unrealized appreciation of $3,506,881, for federal income tax purposes, consisted of gross unrealized appreciation of $50,635,465 and gross unrealized depreciation of $47,128,584.

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


                                                          Shares Held        Market Value
------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.2%

FOOD & BEVERAGE--2.9%
    UST Inc.                                                   68,900     $      1,576,088

RETAIL--4.3%
    Office Depot, Inc. (a)                                    200,000     $      1,562,500
    J.C. Penney Company, Inc.                                  67,500              797,344
                                                                          ----------------
                                                                                 2,359,844
HOUSEHOLD PRODUCTS--3.6%
    Energizer Holdings, Inc. (a)                               80,000     $      1,960,000

OTHER CONSUMER GOODS & SERVICES--2.3%
    H&R Block, Inc.                                            34,500     $      1,278,656

BANKS & THRIFTS--3.4%
    Washington Mutual, Inc.                                    47,000     $      1,871,187

OTHER FINANCIAL--2.6%
    Heller Financial, Inc.                                     50,000     $      1,428,125

EDUCATIONAL SERVICES--1.2%
    ITT Educational Services, Inc. (a)                         25,000     $        678,125

INFORMATION SERVICES--8.0%
    Ceridian Corporation (a)                                   80,000     $      2,245,000
    NOVA Corporation (a)                                      125,000            2,140,625
                                                                          ----------------
                                                                                 4,385,625
COMPUTER SERVICES--3.4%
    Electronic Data Systems Corporation                        30,000     $      1,245,000
    SunGard Data Systems Inc. (a)                              15,000              642,187
                                                                          ----------------
                                                                                 1,887,187
COMPUTER SOFTWARE--4.2%
    The Reynolds and Reynolds Company, Class A                117,500     $      2,335,312

TELECOMMUNICATIONS--2.6%
    Citizens Communications Company (a)                       105,000     $      1,410,938

MEDICAL PRODUCTS--5.4%
    Sybron International Corporation (a)                       70,000     $      1,680,000
    Edwards Lifesciences Corporation (a)                       60,000            1,308,750
                                                                          ----------------
                                                                                 2,988,750

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                           Shares Held/
                                                            Par Value         Market Value
------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.2% (CONT.)
AUTOMOTIVE--1.7%
    Borg-Warner, Inc.                                          27,900     $        924,188
TRANSPORTATION SERVICES--3.9%
    GATX Corporation                                           38,000     $      1,591,250
    Nordic American Tanker Shipping Limited                    25,000              540,625
                                                                          ----------------
                                                                                 2,131,875
AGRICULTURAL EQUIPMENT--3.7%
    Alamo Group Inc.                                          159,150     $      2,019,216

INSTRUMENTS--1.1%
    Rockwell International Corporation                         20,000     $        605,000

MACHINERY & INDUSTRIAL PROCESSING--0.5%
    Gardner Denver Inc. (a)                                    16,000     $        260,000

REAL ESTATE--6.2%
    Catellus Development Corporation (a)                      116,728     $      2,042,740
    The St. Joe Company                                        50,000            1,387,500
                                                                          ----------------
                                                                                 3,430,240

    TOTAL EQUITY (COST: $26,552,422)                                            33,530,356


CONVERTIBLE PREFERRED STOCK--1.2%

TELECOMMUNICATIONS--1.2%
    Metromedia International Group, Inc.,
      Convertible Preferred, 7.25%                             28,600     $        650,650

    TOTAL CONVERTIBLE PREFERRED STOCK (COST: $808,041)                             650,650

    TOTAL EQUITY AND EQUIVALENTS (COST: $27,360,463)                            34,181,006

FIXED INCOME--35.2%

PREFERRED STOCK--3.1%

BANKS & THRIFTS--2.0%
    Pennfed Capital Trust, Preferred, 8.90%                    27,500     $        598,125
    Fidelity Capital Trust I, Preferred, 8.375%                43,500              372,469
    BBC Capital Trust I, Preferred, 9.50%                       6,000              114,000
                                                                          ----------------
                                                                                 1,084,594
TELECOMMUNICATIONS--0.9%
    MediaOne Finance Trust III, Preferred, 9.04%               20,000     $        503,750

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                               Shares Held/
                                                                Par Value     Market Value
------------------------------------------------------------------------------------------
FIXED INCOME--35.2% (CONT.)
REAL ESTATE--0.2%
    Host Marriott Corporation, Preferred Class B, 10.00%        6,000     $        141,750

    TOTAL PREFERRED STOCK (COST: $1,847,110)                                     1,730,094


CORPORATE BONDS--3.5%

RETAIL--1.1%
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                              $   650,000     $        585,000


BUILDING MATERIALS & CONSTRUCTION--1.4%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                   $   750,000     $        630,000
    USG Corporation, 9.25% due 9/15/2001,
      Senior Notes Series B                                   150,000              152,062
                                                                          ----------------
                                                                                   782,062
UTILITIES--1.0%
    Midland Funding Corporation, 11.75% due 7/23/2005     $   500,000     $        556,875

    TOTAL CORPORATE BONDS (COST: $1,931,691)                                     1,923,937


GOVERNMENT AND AGENCY SECURITIES--28.6%

U.S. GOVERNMENT NOTES--24.9%
    United States Treasury Notes, 6.50% due 10/15/2006    $ 3,000,000     $      3,082,500
    United States Treasury Notes, 5.25% due 8/15/2003       2,500,000            2,453,125
    United States Treasury Notes, 6.50% due 2/15/2010       2,000,000            2,082,500
    United States Treasury Notes, 6.50% due 2/28/2002       2,000,000            2,009,376
    United States Treasury Notes, 5.25% due 5/15/2004       2,000,000            1,956,876
    United States Treasury Notes, 9.125% due 5/15/2009      1,000,000            1,095,625
    United States Treasury Notes, 7.875% due 8/15/2001      1,000,000            1,013,438
                                                                          ----------------
                                                                                13,693,440

U.S. GOVERNMENT AGENCIES--3.7%
    Federal Home Loan Bank, 6.75% due 5/1/2002            $ 2,000,000     $      2,007,832

    TOTAL GOVERNMENT AND AGENCY SECURITIES
      (COST: $15,489,609)                                                       15,701,272

    TOTAL FIXED INCOME (COST: $19,268,410)                                      19,355,303

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                                Par Value        Market Value
-----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.8%
COMMERCIAL PAPER--1.8%
    General Electric Capital Corporation, 6.69% due 10/2/2000     $1,000,000     $    1,000,000

    TOTAL COMMERCIAL PAPER (COST: $1,000,000)                                         1,000,000


REPURCHASE AGREEMENTS--2.0%
    State Street Repurchase Agreement, 6.42% due 10/2/2000        $1,058,000     $    1,058,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,058,000)                                    1,058,000

    TOTAL SHORT TERM INVESTMENTS (COST: $2,058,000)                                   2,058,000
    Total Investments (Cost $48,686,873)--101.2% (b)                                 55,594,309
    Other Liabilities In Excess Of Other Assets--(1.2)%                                (658,472)
                                                                                 --------------


    TOTAL NET ASSETS--100%                                                       $   54,935,837
                                                                                 ==============

(a) Non-income producing security.
(b) At September 30, 2000, net unrealized appreciation of $6,907,435, for federal income tax purposes, consisted of gross unrealized appreciation of $7,676,838 and gross unrealized depreciation of $769,403.

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5%

FOOD & BEVERAGE--8.2%
  Diageo plc                   Beverages, Wines, & Spirits
    (Great Britain)              Manufacturer                        130,000           $  1,161,233
  Hite Brewery Co., Ltd.       Brewer
    (Korea)                                                           27,000              1,088,329
                                                                                        -----------
                                                                                          2,249,562

APPAREL--2.9%
  Fila Holding S.p.A.          Athletic Footwear & Apparel
    (Italy), (a)(b)                                                   87,900           $    802,087

RETAIL--13.5%
  Somerfield plc               Food Retailer
    (Great Britain)                                                1,198,000           $  1,408,520
  House of Fraser Plc          Department Store
    (Great Britain)                                                1,601,000              1,166,102
  Toys `R' Us, Inc.            Toy Retailer
    (United States), (a)                                              50,000                812,500
  Ugly Duckling                Automobile Retailer & Financier
    Corporation
    (United States), (a)                                              50,000                290,625
                                                                                        -----------
                                                                                          3,677,747

OTHER CONSUMER GOODS & SERVICES--8.4%
  Royal Doulton plc            Tableware & Giftware
    (Great Britain), (a)                                             700,000           $    843,713
  Department 56, Inc.          Collectibles & Giftware Products
    (United States), (a)                                              60,000                791,250
  H&R Block, Inc.              Financial Services Provider
    (United States)                                                   18,000                667,125
                                                                                        -----------
                                                                                          2,302,088

BANKS & THRIFTS--4.1%
  Banco Latinoamericano        Latin American Trade Bank
    de Exportaciones, S.A.,
    Class E (Panama), (b)                                             26,300           $    729,825
  Washington Mutual, Inc.      Thrift
    (United States)                                                   10,000                398,125
                                                                                        -----------
                                                                                          1,127,950

HOTELS & MOTELS--0.1%
  Mandarin Oriental            Hotel Management
  International Limited
  (Singapore)                                                         30,000           $     19,500

HUMAN RESOURCES--1.3%
  Spherion Corporation         Workforce Management Services
    (United States), (a)                                              30,000           $    358,125

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

EDUCATIONAL SERVICES--6.0%
  ITT Educational Services,    Postsecondary Degree Programs
    Inc.
    (United States), (a)                                              60,000           $  1,627,500

INFORMATION SERVICES--15.8%
  NOVA Corporation             Transaction Processing Services
    (United States), (a)                                             110,000           $  1,883,750
  Ceridian Corporation         Data Management Services
    (United States), (a)                                              50,000              1,403,125
  Equifax Inc.                 Consumer Credit Information
    (United States)                                                   37,000                996,687
  Dun & Bradstreet             Decision Support Services
    Corporation,
    When Issued
    (United States), (a)                                               1,500                 25,500
                                                                                        -----------
                                                                                          4,309,062

COMPUTER SERVICES--3.9%
  First Data Corporation       Electronic Commerce Services
    (United States)                                                   27,000           $  1,054,687

COMPUTER SOFTWARE--5.5%
  The Reynolds and             Information Management Systems
    Reynolds Company,
    Class A (United States)                                           75,000           $  1,490,625

PRINTING--4.1%
  Valassis Communications,     Product Promotions Printer
    Inc. (United States), (a)                                         50,000           $  1,112,500

TELECOMMUNICATIONS--1.1%
  Telemig Celular              Mobile Telecommunications
    Participacoes S.A.
    (Brazil), (a)                                                111,345,000           $    290,597

MEDICAL PRODUCTS--1.4%
  Hanger Orthopedic Group,     Orthotics & Prosthetics
    Inc. (United States), (a)    Manufacturer                        100,000           $    375,000

MACHINERY & METAL PROCESSING--2.6%
  Metso Oyj (Finland)          Paper & Pulp Machinery                 69,500           $    706,337

MINING & BUILDING MATERIALS--4.1%
  Fletcher Challenge           Building Materials Manufacturer
    Building (New Zealand)                                         1,107,186           $  1,110,307

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                               Description                        Shares Held/
                                                                   Par Value          Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--4.8%
  Chargeurs SA (France)        Wool, Textile Production & Trading      9,900           $    599,315
  GFI Industries SA (France)   Industrial Fastener Manufacturer       26,600                564,656
  Tomkins plc (Great Britain)  Diversified Engineering                57,432                140,569
                                                                                        -----------
                                                                                          1,304,540

PRODUCTION EQUIPMENT--3.4%
  Krones AG (Germany)          Production Machinery Manufacturer      33,400            $   929,793

DIVERSIFIED CONGLOMERATES--3.3%
  First Pacific Company        Diversified Operations
    Limited (Hong Kong)                                            1,540,000            $   459,245
  Enodis plc (Great Britain)   Food Processing Equipment             150,000                431,469
                                                                                        -----------
                                                                                            890,714

  TOTAL COMMON STOCKS (COST: $23,392,410)                                                25,738,721

FIXED INCOME--1.6%

RETAIL--1.6%
  Ugly Duckling Corporation,
  Subordinated Debenture, 11.00% due 4/15/2007                    $  605,000            $   423,500

  TOTAL FIXED INCOME (COST: $436,404)                                                       423,500

SHORT TERM INVESTMENTS--3.6%

COMMERCIAL PAPER--1.8%
  General Electric Capital Corporation, 6.69% due 10/2/2000       $  500,000            $   500,000

  TOTAL COMMERCIAL PAPER (COST: $500,000)                                                   500,000

REPURCHASE AGREEMENTS--1.8%
  State Street Repurchase Agreement, 6.42% due 10/2/2000          $  473,000            $   473,000

  TOTAL REPURCHASE AGREEMENTS (COST: $473,000)                                              473,000

  TOTAL SHORT TERM INVESTMENTS (COST: $973,000)                                             973,000

  Total Investments (Cost $24,801,814)--99.7% (c)                                       $27,135,222
  Foreign Currencies (Proceeds $28)--0.0%                                                        28
  Other Assets In Excess Of Other Liabilities--0.3% (d)                                      91,989

  TOTAL NET ASSETS--100%                                                                $27,227,239
                                                                                        ===========


(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) At September 30, 2000, net unrealized appreciation of $2,333,407, for federal income tax purposes, consisted of gross unrealized appreciation of $3,679,374 and gross unrealized depreciation of $1,345,967.
(d) Includes portfolio and transaction hedges.

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7%

FOOD & BEVERAGE--8.4%
  Diageo plc (Great Britain)   Beverages, Wines, & Spirits
                                 Manufacturer                      3,520,000           $ 31,442,608
  Quilmes Industrial           Brewer
    S.A. (Argentina), (b)                                          2,032,000             21,336,000
  Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport
    Company (Korea) (d)          Drinks Manufacturer                  88,080              9,399,202
  Lotte Confectionery Co.,     Confection Manufacturer
    Ltd. (Korea)                                                      37,270              3,275,308
                                                                                       ------------
                                                                                         65,453,118

APPAREL--6.4%
  Fila Holding S.p.A.          Athletic Footwear & Apparel
    (Italy), (a)(b)(d)                                             2,577,800           $ 23,522,425
  Adidas-Salomon AG            Worldwide Manufacturer/Marketer
    (Germany)                    of Sportswear                       335,100             18,399,461
  Giordano International       Pacific Rim Clothing Retailer &
    Limited (Hong Kong)          Manufacturer                     14,286,000              8,291,432
                                                                                       ------------
                                                                                         50,213,318

RETAIL--5.8%
  Somerfield plc               Food Retailer
    (Great Britain) (d)                                           38,321,000           $ 45,054,993

HOUSEHOLD PRODUCTS--6.1%
  Hunter Douglas N.V.          Window Coverings Manufacturer
    (Netherlands)                                                  1,106,184           $ 30,012,009
  Reckitt Benckiser plc        Household Cleaners & Air
    (Great Britain)              Fresheners                        1,443,000             17,755,325
                                                                                       ------------
                                                                                         47,767,334

OTHER CONSUMER GOODS & SERVICES--0.9%
  Shimano Inc. (Japan)         Bicycle Components Manufacturer       345,000           $  6,669,989

BANKS & THRIFTS--18.4%
  Banco Latinoamericano        Latin American Trade Bank
    de Exportaciones, S.A.,
    Class E (Panama), (b)                                            898,500           $ 24,933,375
  Danske Bank Group            Commercial Banking
    (Denmark), (a)                                                   177,700             22,597,004
  Uniao de Bancos              Commercial Banking
    Brasileiros S.A.
    (Brazil), (c)                                                    623,300             20,568,900
  Nordic Baltic Holding        Commercial Banking
    (NBH) AB (Denmark)                                             2,520,728             17,758,329
  Bank of Ireland (Ireland)    Commercial Banking                  2,030,000             16,217,869
  Canadian Imperial Bank of    Commercial Banking
    Commerce (Canada)                                                335,000             11,001,460

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

BANKS & THRIFTS--18.4% (CONTINUED)
  BNP Paribas SA (France)      Commercial Banking                    108,500           $  9,579,096
  Svenska Handelsbanken AB     Commercial Banking
    (Sweden)                                                         502,500              8,100,624
  Kookmin Bank (Korea)         Commercial Banking                    430,000              5,128,458
  United Overseas Bank         Commercial Banking
    Limited, Foreign Shares
    (Singapore)                                                      583,968              4,197,223
  National Australia Bank      Commercial Banking
    Limited (Australia)                                              295,000              4,076,433
                                                                                       ------------
                                                                                        144,158,771

INSURANCE--1.9%
  Swiss Re (Switzerland)       Reinsurance Provider                    7,700           $ 14,724,886

HOTELS & MOTELS--2.7%
  Mandarin Oriental            Hotel Management
    International Limited
    (Singapore)                                                   33,134,400           $ 21,537,360

PUBLISHING--1.4%
  Wolters Kluwer NV            Reference Material Publisher
    (Netherlands)                                                    535,000           $ 10,874,541

TELECOMMUNICATIONS--2.7%
  SK Telecom Co., Ltd.         Mobile Telecommunications
    (Korea)                                                           44,130           $ 10,763,897
  Telemig Celular              Mobile Telecommunications
    Participacoes S.A.
    (Brazil), (a)                                              2,297,800,000              5,996,971
  Brasil Telecom               Mobile Telecommunications
    Participacoes S.A.
    (Brazil), (a)                                                469,200,000              4,088,634
                                                                                       ------------
                                                                                         20,849,502

PHARMACEUTICALS--2.5%
  Aventis S.A. (France)        Pharmaceuticals                       152,000           $ 11,418,047
  Glaxo Wellcome plc           Pharmaceuticals
    (Great Britain)                                                  265,000              8,010,613
                                                                                       ------------
                                                                                         19,428,660

AUTOMOTIVE--5.1%
  Autoliv, Inc (Sweden)        Automotive Safety Systems
                                 Manufacturer                        950,000           $ 18,723,349
  Compagnie Generale des       Tire Manufacturer
    Establissements Michelin
    (France)                                                         644,000             17,927,748

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

AUTOMOTIVE--5.1% (CONTINUED)
  Dongah Tire Industry         Innertube Manufacturer
    Company (Korea) (d)                                              166,290           $  3,459,560
                                                                                       ------------
                                                                                         40,110,657

AEROSPACE--2.1%
  Rolls-Royce plc              Aviation & Marine Power
    (Great Britain)                                                6,638,702           $ 16,666,021

AIRPORT MAINTENANCE--1.1%
  Flughafen Wien AG            Airport Management & Operations
    (Austria)                                                        170,825           $  6,189,629
  Grupo Aeroportuario del      Airport Operator
    Sureste S.A. de C.V.
    (Mexico), (a) (b)                                                170,000              2,581,875
                                                                                       ------------
                                                                                          8,771,504

COMPONENTS--4.2%
  Morgan Crucible              Crucible & Components
    Company plc                  Manufacturer
    (Great Britain)                                                4,396,424           $ 16,807,344
  IMI plc (Great Britain)      Components Manufacturer             5,140,000             15,982,256
                                                                                       ------------
                                                                                         32,789,600
CHEMICALS--2.2%
  Nufarm Limited               Agricultural & Industrial
    (Australia) (d)              Chemical Producer                10,381,415           $ 17,097,359

OIL & NATURAL GAS--1.8%
  ISIS (France)                Oil Services                          200,950           $ 14,082,849

MACHINERY & METAL PROCESSING--3.8%
  Metso Oyj (Finland)          Paper & Pulp Machinery              2,937,987           $ 29,859,122

MINING & BUILDING MATERIALS--2.4%
  Kumkang Korea                Building Materials
    Chemical Co., Ltd.
    (Korea)                                                          419,260           $ 18,798,367

OTHER INDUSTRIAL GOODS & SERVICES--9.1%
  Chargeurs SA (France) (d)    Wool, Textile Production &
                                 Trading                             418,930           $ 25,360,707
  Tomkins plc (Great Britain)  Diversified Engineering             8,698,685             21,290,731
  Kone Corporation, Class B    Elevators
    (Finland)                                                        313,110             19,093,052
  Buderus AG (Germany)         Industrial Manufacturing              327,820              5,455,255
                                                                                       ------------
                                                                                         71,199,745

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                 Shares Held/
                               Description                       Par Value          Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

STEEL--1.5%
  SSAB Svenskt Stal AB,        Steel Producer
    Series A (Sweden)                                              1,451,920           $ 11,551,938

DIVERSIFIED CONGLOMERATES--5.2%
  Enodis plc (Great Britain)   Food Processing Equipment           6,240,000           $ 17,949,120
  Canadian Pacific Limited     Diversified Operations
    (Canada)                                                         517,000             13,411,199
  First Pacific Company        Diversified Operations
    Limited (Hong Kong)                                           31,760,868              9,471,431
                                                                                       ------------
                                                                                         40,831,750

  TOTAL COMMON STOCKS (COST: $792,892,042)                                              748,491,384

SHORT TERM INVESTMENTS--3.0%

COMMERCIAL PAPER--1.3%
  General Electric Capital Corporation, 6.69%
    due 10/2/2000                                                $10,000,000           $ 10,000,000

  TOTAL COMMERCIAL PAPER (COST: $10,000,000)                                             10,000,000

REPURCHASE AGREEMENTS--1.7%

  State Street Repurchase Agreement, 6.42%
    due 10/2/2000                                                $13,828,000           $ 13,828,000

  TOTAL REPURCHASE AGREEMENTS (COST: $13,828,000)                                        13,828,000

  TOTAL SHORT TERM INVESTMENTS (COST: $23,828,000)                                       23,828,000

  Total Investments (Cost $816,720,042)--98.7% (e)                                     $772,319,384
  Foreign Currencies (Proceeds $76)--0.0%                                                        76
  Other Assets In Excess Of Other Liabilities--1.3% (f)                                  10,194,506

  TOTAL NET ASSETS--100%                                                               $782,513,966
                                                                                       ============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2000, net unrealized depreciation of $44,400,657, for federal income tax purposes, consisted of gross unrealized appreciation of $88,414,759 and gross unrealized depreciation of $132,815,412.
(f) Includes portfolio and transaction hedges.

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7%

FOOD & BEVERAGE--9.4%
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             95,531          $ 3,850,709
    Alaska Milk Corporation      Milk Producer
      (Philippines)                                                   44,874,000            2,233,987
    Grupo Continental, S.A.      Soft Drink Manufacturer
      (Mexico)                                                         1,213,000            1,477,389
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                             87,000              968,056
                                                                                          -----------
                                                                                            8,530,141
APPAREL--2.1%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     12,300,000          $ 1,861,605

RETAIL--11.0%
    House of Fraser Plc          Department Store
      (Great Britain)                                                  4,195,000          $ 3,055,464
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    346,000            2,522,679
    Denny's Japan Co.,           Restaurant Chain
      Ltd. (Japan)                                                       110,000            2,111,364
    York-Benimaru Co.,           Supermarket Chain
      Ltd. (Japan)                                                        41,300            1,056,961
    Jusco Stores                 Department Stores
      (Hong Kong) Co.,
      Limited (Hong Kong)                                              6,996,000              807,593
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    142,000              364,357
                                                                                          -----------
                                                                                            9,918,418
OTHER CONSUMER GOODS & SERVICES--10.1%
    Royal Doulton plc            Tableware & Giftware
      (Great Britain), (a)                                             4,129,219          $ 4,976,964
    Il Shin Spinning             Fabric & Yarn Manufacturer
      Company (Korea)                                                     65,220            2,397,902
    Dickson Concepts             Jewlery Wholesaler & Retailer
      (International)
      Limited (Hong Kong)                                              1,315,000              877,060
    Sanford Limited              Fisheries
      (New Zealand)                                                      358,334              642,729
    Designer Textiles (NZ)       Knit Fabrics
      Limited (New Zealand) (c)                                        1,960,000              191,758
                                                                                          -----------
                                                                                            9,086,413

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

INSURANCE--2.6%
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700          $ 1,622,450
    Hannover
      Rueckversicherungs-        Reinsurance Provider
      AG (Germany)                                                         8,000              685,790
                                                                                          -----------
                                                                                            2,308,240
OTHER FINANCIAL--5.6%
    JCG Holdings Ltd.            Investment Holding Company
      (Hong Kong)                                                      5,604,000          $ 3,162,650
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       345,000            1,919,421
                                                                                          -----------
                                                                                            5,082,071
HOTELS & MOTELS--4.1%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,537,000          $ 3,658,171

PUBLISHING--3.5%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand) (c)                                                   2,039,500           $2,105,571
    VLT AB, Class B (Sweden)     Newspaper Publisher                     125,950            1,087,244
                                                                                          -----------
                                                                                            3,192,815
PRINTING--2.3%
    Hung Hing Printing           Printing Company
      Group Limited
      (Hong Kong)                                                      5,498,000          $ 2,080,305

TELECOMMUNICATIONS--2.2%
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  475,000,000          $ 1,239,691
    SK Telecom Co.,              Mobile Telecommunications
      Ltd. (Korea)                                                         2,960              721,983
                                                                                          -----------
                                                                                            1,961,674
AUTOMOTIVE--0.8%
    Dongah Tire Industry         Innertube Manufacturer
      Company (Korea)                                                     34,400          $   715,670

AUTOMOBILES--3.3%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              1,287,000          $ 2,974,264

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

TRANSPORTATION SERVICES--4.2%
    Mainfreight Limited          Logistics Services
      (New Zealand) (c)                                                4,373,551          $ 2,317,741
      DelGro Corporation         Bus, Taxi, & Car Leasing
      Limited (Singapore)                                                572,000            1,466,878
                                                                                          -----------
                                                                                            3,784,619
AIRPORT MAINTENANCE--4.6%
    Flughafen Wien AG            Airport Management & Operations
      (Austria)                                                           73,500          $ 2,663,180
    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de
      C.V. (Mexico), (a) (b)                                             100,000            1,518,750
                                                                                          -----------
                                                                                            4,181,930
CHEMICALS--0.6%
    Kemira Oyj (Finland)         Chemicals                               111,000          $   580,730

OIL & NATURAL GAS--3.8%
    ISIS (France)                Oil Services                             32,477          $ 2,276,032
    Cairn Energy plc             Oil & Natural Gas Producer
      (Great Britain), (a)                                               419,000            1,180,451
                                                                                          -----------
                                                                                            3,456,483
INSTRUMENTS--0.1%
    Rotork plc                   Industrial Controls &
      (Great Britain)              Instruments Supplier                   32,000          $   113,580

MINING & BUILDING MATERIALS--5.3%
    Fletcher Challenge           Building Materials Manufacturer
      Building (New Zealand)                                           3,753,251          $ 3,763,831
    Anglian Group plc            Window & Door Manufacturer
      (Great Britain)                                                    459,000            1,001,253
                                                                                          -----------
                                                                                            4,765,084
OTHER INDUSTRIAL GOODS & SERVICES--6.4%
    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                           208,400          $ 4,423,847
    Vaisala Oyj, Class A         Atmospheric Observation
      (Finland)                    Equipment                              72,100            1,382,688
                                                                                          -----------
                                                                                            5,806,535
PRODUCTION EQUIPMENT--6.2%
    Krones AG (Germany)          Production Machinery
                                   Manufacturer                          115,700          $ 3,220,870
    NSC Groupe (France)          Textile Equipment Manufacturer           23,630            2,340,985
                                                                                          -----------
                                                                                            5,561,855

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                                    Shares Held/
                                 Description                           Par Value         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

DIVERSIFIED CONGLOMERATES--6.5%
    Haw Par Corporation          Healthcare & Leisure Products
      Ltd. (Singapore)                                                 1,972,000          $ 3,288,273
    Jardine Strategic
      Holdings Limited           Diversified Operations
      (Bermuda)                                                          340,700              994,844
    Tae Young Corporation        Heavy Construction
      (Korea)                                                             64[cad 229],000            1,601,220
                                                                                          -----------
                                                                                            5,884,337

    TOTAL COMMON STOCKS (COST: $92,815,393)                                                85,504,940

SHORT TERM INVESTMENTS--3.7%

COMMERCIAL PAPER--1.6%
    General Electric Capital Corporation, 6.69% due 10/2/2000         $1,500,000          $ 1,500,000

    TOTAL COMMERCIAL PAPER (COST: $1,500,000)                                               1,500,000

REPURCHASE AGREEMENTS--2.1%
    State Street Repurchase Agreement, 6.42% due 10/2/2000            $1,867,000          $ 1,867,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,867,000)                                          1,867,000

    TOTAL SHORT TERM INVESTMENTS (COST: $3,367,000)                                         3,367,000

    Total Investments (Cost $96,182,393)--98.4% (d)                                       $88,871,940
    Foreign Currencies (Proceeds $75)--(0.0)%                                                      70
    Other Assets In Excess Of Other Liabilities--1.6% (e)                                   1,473,772
                                                                                          -----------
TOTAL NET ASSETS--100%                                                                    $90,345,782
                                                                                          ===========

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 2000, net unrealized depreciation of $7,310,458, for federal income tax purposes, consisted of gross unrealized appreciation of $8,729,481 and gross unrealized depreciation of $16,039,939.
(e)  Includes portfolio and transaction hedges.

THE OAKMARK FAMILY OF FUNDS
STATEMENT OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                                                                 THE OAKMARK             THE OAKMARK               THE OAKMARK
                                                                     FUND                   SELECT                  SMALL CAP
                                                                                             FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                        $ 2,011,316,685         $ 1,775,647,588            $ 249,559,481
                                                           (cost: 1,979,953,197)   (cost: 1,588,432,607)      (cost: 246,075,178)
   Cash                                                                     199                     626                      942
   Foreign currency, at value                                                 0                       0                        0
   Receivable for:
     Forward foreign currency contracts                                       0                       0                        0
     Securities sold                                                 28,311,454              24,325,561                  559,320
     Fund shares sold                                                 5,751,925               2,225,652                   48,707
     Dividends and interest                                           4,017,332               1,264,708                   96,313
                                                                ---------------         ---------------            --------------
   Total receivables                                                 38,080,711              27,815,921                  704,340
   Other assets                                                         158,764                  30,591                   19,752
                                                                ---------------         ---------------            --------------
   Total assets                                                 $ 2,049,556,359         $ 1,803,494,726            $ 250,284,515
                                                                ---------------         ---------------            --------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
   Options sold, at fair value                                  $             0         $             0            $      42,000
                                                                                                      (premiums received: 64,578)
   Payable for:
     Securities purchased                                             6,097,075              23,506,634                  578,950
     Fund shares redeemed                                             3,378,486                 604,856                  704,562
     Forward foreign currency contracts                                       0                       0                        0
     Other                                                            1,351,991                 646,762                  255,391
                                                                ---------------         ---------------            --------------
   Total liabilities                                                 10,827,552              24,758,252                1,580,903
                                                                ---------------         ---------------            --------------
   Net assets applicable to fund shares outstanding             $ 2,038,728,807         $ 1,778,736,474            $ 248,703,612
                                                                ===============         ===============            ==============
   Fund shares outstanding                                           75,659,245              82,931,572               16,467,408
                                                                ===============         ===============            ==============

---------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
   Paid in capital                                              $ 2,327,702,018         $ 1,443,945,477            $ 234,310,878
   Accumulated undistributed net realized gain (loss) on sale of investments, forward contracts and foreign currency
     exchange transactions                                         (358,898,002)            138,991,711               10,885,853
   Net unrealized appreciation (depreciation) of investments         31,363,487             187,214,980                3,506,881
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                                0                       0                        0
   Net unrealized appreciation (depreciation)--other                          0                       0                        0
   Accumulated undistributed net investment income (loss)            38,561,304               8,584,306                        0
                                                                ---------------         ---------------            --------------
   Net assets applicable to Fund shares outstanding             $ 2,038,728,807         $ 1,778,736,474            $ 248,703,612
                                                                ===============         ===============            ==============

---------------------------------------------------------------------------------------------------------------------------------
PRICE OF SHARES
   Net asset value per share: Class I                           $         26.95         $         21.45            $       15.10
     Class I--Net assets                                        $ 2,038,728,807         $ 1,771,965,140            $ 248,703,612
     Class I--Shares outstanding                                     75,659,245              82,615,135               16,467,408
   Net asset value per share: Class II                                                  $         21.40
     Class II--Net assets                                                               $     6,771,334
     Class II--Shares outstanding                                                               316,437


                                     B-25


-----------------------------------------------------------------------------------------------------------------------------------
                                                           THE OAKMARK         THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                           EQUITY AND             GLOBAL         INTERNATIONAL       INTERNATIONAL
                                                           INCOME FUND             FUND               FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                     $ 55,594,309      $ 27,135,222       $ 772,319,384       $ 88,871,940
                                                        (cost: 48,686,873)(cost: 24,801,814) (cost: 816,720,042) (cost: 96,182,393)
   Cash                                                               692               751                 341                425
   Foreign currency, at value                                           0                28                  76                 70
   Receivable for:
     Forward foreign currency contracts                                 0            76,462           2,048,003            289,441
     Securities sold                                              552,777           211,224          12,558,641          2,966,110
     Fund shares sold                                             127,518             3,217             898,742              3,922
     Dividends and interest                                       381,529            95,357           4,349,544            392,597
                                                             ------------      ------------       -------------       ------------
   Total receivables                                            1,061,824           386,260          19,854,930          3,652,070
   Other assets                                                     1,370            10,706              29,368              7,147
                                                             ------------      ------------       -------------       ------------
   Total assets                                              $ 56,658,195      $ 27,532,967       $ 792,204,099       $ 92,531,652
                                                             ------------      ------------       -------------       ------------
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND NET ASSETS
   Options sold, at fair value                               $          0      $          0       $           0       $          0

   Payable for:
     Securities purchased                                       1,463,121           215,752           8,428,894          1,819,092
     Fund shares redeemed                                         158,960                 0             350,885            170,404
     Forward foreign currency contracts                                 0                 0              38,795              7,014
     Other                                                        100,277            89,976             871,559            189,360
                                                             ------------      ------------       -------------       ------------
   Total liabilities                                            1,722,358           305,728           9,690,133          2,185,870
                                                             ------------      ------------       -------------       ------------
   Net assets applicable to fund shares outstanding          $ 54,935,837      $ 27,227,239       $ 782,513,966       $ 90,345,782
                                                             ============      ============       =============       ============
   Fund shares outstanding                                      3,329,607         2,495,109          50,813,807          7,852,136
                                                             ============      ============       =============       ============
-----------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
   Paid in capital                                           $ 42,415,052      $ 24,526,429       $ 773,453,511       $ 89,764,601
   Accumulated undistributed net realized gain (loss) on sale of investments, forward contracts and foreign currency
     exchange transactions                                      4,605,687            11,546          27,284,016          4,660,607
   Net unrealized appreciation (depreciation) of investments    6,907,435         2,333,407         (44,400,657)        (7,310,458)
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                          0            76,462           2,048,003            289,441
   Net unrealized appreciation (depreciation)--other                    0            (1,515)           (180,240)           (25,686)
   Accumulated undistributed net investment income (loss)       1,007,663           280,910          24,309,333          2,967,277
                                                             ------------      ------------       -------------       ------------
   Net assets applicable to Fund shares outstanding          $ 54,935,837      $ 27,227,239       $ 782,513,966       $ 90,345,782
                                                             ============      ============       =============       ============
-----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net asset value per share: Class I                        $      16.50      $      10.91       $       15.40       $      11.51
     Class I--Net assets                                     $ 54,494,455      $ 27,227,239       $ 782,416,127       $ 90,345,782
     Class I--Shares outstanding                                3,302,834         2,495,109          50,807,440          7,852,136
   Net asset value per share: Class II                       $      16.49                         $       15.37
     Class II--Net assets                                    $    441,382                         $      97,839
     Class II--Shares outstanding                                  26,773                                 6,367


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS
STATEMENT OF OPERATIONS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                 THE OAKMARK             THE OAKMARK               THE OAKMARK
                                                                     FUND                   SELECT                  SMALL CAP
                                                                                             FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                    $    62,217,821          $    24,190,270         $    2,270,400
   Interest Income                                                   11,152,574                6,316,298                868,545
   Other Income                                                         189,274                    8,202                    109
   Foreign taxes withheld                                              (153,721)                       0                      0
                                                                ---------------          ---------------         --------------
     Total investment income                                         73,405,948               30,514,770              3,139,054

--------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                                           28,116,035               15,325,113              3,683,621
   Transfer and dividend disbursing agent fees                        2,144,292                  959,533                282,517
   Other shareholder servicing fees                                   1,407,173                1,058,557                144,292
   Service Fee--Class II                                                      0                   10,765                      0
   Reports to shareholders                                            1,390,953                  569,655                164,908
   Custody and accounting fees                                          303,434                  209,167                 77,569
   Registration and blue sky expenses                                    15,171                   80,450                 29,896
   Trustee fees                                                         117,583                   67,881                 36,760
   Legal fees                                                            37,929                   25,327                 10,729
   Audit fees                                                            24,116                   23,005                 22,105
   Other                                                                240,627                  136,950                113,185
                                                                ---------------          ---------------         --------------
     Total expenses                                                  33,797,313               18,466,403              4,565,582
     Expense reimbursement                                                    0                        0               (252,000)
     Expense offset arrangements                                         (9,433)                  (6,506)                  (832)
                                                                ---------------          ---------------         --------------
   Net expenses                                                      33,787,880               18,459,897              4,312,750

--------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (loss):                                        39,618,068               12,054,873             (1,173,696)

--------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                         (358,898,002)             161,052,611             25,233,378
   Net realized gain (loss) on foreign currency transactions                  0                        0                      0
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                            (135,635,885)             159,978,754            (12,748,906)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                              0                        0                      0
   Net change in appreciation (depreciation)--other                           0                        0                      0

--------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                   (494,533,887)             321,031,365             12,484,472
                                                                ---------------          ---------------         --------------

--------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from
  operations                                                    $  (454,915,819)         $   333,086,238         $   11,310,776
                                                                ===============          ===============         ==============

-----------------------------------------------------------------------------------------------------------------------------------
                                                           THE OAKMARK         THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                           EQUITY AND             GLOBAL         INTERNATIONAL       INTERNATIONAL
                                                           INCOME FUND             FUND               FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                 $  1,149,410      $    615,292       $  25,208,892       $  4,628,168
   Interest Income                                              1,219,738            60,281           2,284,194            234,290
   Other Income                                                       911                 0                   0                  0
   Foreign taxes withheld                                         (22,837)          (56,319)         (2,623,737)          (579,417)
                                                             ------------      ------------       -------------       ------------
     Total investment income                                    2,347,222           619,254          24,869,349          4,283,041

-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                                        410,864           267,710           7,849,938          1,451,394
   Transfer and dividend disbursing agent fees                     57,692            46,375             596,790            112,558
   Other shareholder servicing fees                                13,549             4,638             358,338             65,130
   Service Fee--Class II                                              165                 0                 251                  0
   Reports to shareholders                                         28,049            44,681             305,840             59,570
   Custody and accounting fees                                     50,428            51,259             868,495            201,396
   Registration and blue sky expenses                              40,366            41,928              53,092             32,622
   Trustee fees                                                    27,682            26,900              50,812             29,502
   Legal fees                                                       8,381            10,047              16,642              9,028
   Audit fees                                                      20,005            21,057              27,222             24,116
   Other                                                           24,440            14,772              80,226             32,150
                                                             ------------      ------------       -------------       ------------
     Total expenses                                               681,621           529,367          10,207,646          2,017,466
     Expense reimbursement                                              0           (55,500)                  0                  0
     Expense offset arrangements                                   (1,017)           (1,355)             (2,912)            (3,039)
                                                             ------------      ------------       -------------       ------------
   Net expenses                                                   680,604           472,512          10,204,734          2,014,427

-----------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (loss):                                   1,666,618           146,742          14,664,615          2,268,614

-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                      4,310,645            96,088          60,562,992          4,863,798
   Net realized gain (loss) on foreign currency transactions         (645)          132,840          10,609,055            991,046
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                         3,084,969         4,122,450          13,902,115        (13,182,275)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                        0            81,181           2,556,178            281,817
   Net change in appreciation (depreciation)--other                   159            (1,568)           (111,145)           (28,709)

-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                7,395,128         4,430,991          87,519,195         (7,074,323)
                                                             ------------      ------------       -------------       ------------

-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from
  operations                                                 $  9,061,746      $  4,577,733       $ 102,183,810       $ (4,805,709)
                                                             ============      ============       =============       ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                      THE OAKMARK FUND
----------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED                 YEAR  ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $    39,618,068              $    63,903,129
   Net realized gain (loss) on sale of investments                          (358,898,002)                 748,595,189
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     (135,635,885)                (147,719,773)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    (454,915,819)                 664,778,545
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                     (32,700,105)                 (89,026,890)
   Net realized short-term gain                                             (100,782,239)                (128,028,090)
   Net realized long-term gain                                              (487,248,675)                (195,972,927)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (620,731,019)                (413,027,907)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                 290,642,873                  832,343,635
   Reinvestment of dividends and capital gain distributions                  603,462,527                  391,307,098
   Payments for shares redeemed, net of fees                              (2,552,562,124)              (3,626,526,884)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                   (1,658,456,724)              (2,402,876,151)
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (2,734,103,562)              (2,151,125,513)
   NET ASSETS:
   Beginning of period                                                     4,772,832,369                6,923,957,882
                                                                         ---------------              ---------------
   End of period                                                         $ 2,038,728,807              $ 4,772,832,369
                                                                         ===============              ===============
   Undistributed net investment income                                   $    38,561,304              $    40,937,014
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $        0.2632              $        0.4401
   Net realized short-term gain                                                   0.8111                       0.6329
   Net realized long-term gain                                                    3.9217                       0.9686
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $        4.9960              $        2.0416
                                                                         ===============              ===============

-------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                       THE OAKMARK
                                                                                       SELECT FUND
----------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED                 YEAR ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $    12,054,873              $    15,427,356
   Net realized gain (loss) on sale of investments                           161,052,611                  301,413,442
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                      159,978,754                   18,463,317
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     333,086,238                  335,304,115
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                            (14,709,648)                  (3,491,747)
   Net investment income--Class II                                                     0                            0
   Net realized short-term gain                                               (8,341,169)                    (497,653)
   Net realized long-term gain                                              (268,872,301)                 (50,206,634)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (291,923,118)                 (54,196,034)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                        628,490,960                  688,865,887
   Proceeds from shares sold--Class II                                         7,021,801                            0
   Reinvestment of dividends and capital gain distributions                  287,179,516                   51,676,128
   Payments for shares redeemed, net of fees--Class I                       (823,014,435)                (610,635,670)
   Payments for shares redeemed, net of fees--Class II                        (1,013,300)                           0
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                       98,664,542                  129,906,345
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      139,827,662                  411,014,426
   NET ASSETS:
   Beginning of period                                                     1,638,908,812                1,227,894,386
                                                                         ---------------              ---------------
   End of period                                                         $ 1,778,736,474              $ 1,638,908,812
                                                                         ===============              ===============
   Undistributed net investment income                                   $     8,584,306              $    13,170,342
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $        0.1972              $        0.0491
   Net realized short-term gain                                                   0.1118                       0.0070
   Net realized long-term gain                                                    3.6040                       0.7058
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $        3.9130              $        0.7619
                                                                         ===============              ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                       THE OAKMARK
                                                                                      SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED                 YEAR ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                          $    (1,173,696)             $    (2,516,832)
   Net realized gain (loss) on sale of investments                            25,233,378                  (11,002,740)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                      (12,748,906)                  82,350,204
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      11,310,776                   68,830,632
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                               0                            0
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                         0                   (4,508,112)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                 0                   (4,508,112)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                  51,615,294                  262,182,135
   Reinvestment of dividends and capital gain distributions                            0                    4,278,943
   Payments for shares redeemed, net of fees                                (251,361,737)                (511,639,081)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     (199,746,443)                (245,178,003)
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (188,435,667)                (180,855,483)
   NET ASSETS:
   Beginning of period                                                       437,139,279                  617,994,762
                                                                         ---------------              ---------------
   End of period                                                         $   248,703,612              $   437,139,279
                                                                         ===============              ===============
   Undistributed net investment income                                   $             0              $             0
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $             0              $             0
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                         0                       0.0874
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $             0              $        0.0874
                                                                         ===============              ===============

--------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                       THE OAKMARK
                                                                                  EQUITY AND INCOME FUND
                                                                        ----------------------------------------------
                                                                            YEAR ENDED                 YEAR ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $     1,666,618              $     1,640,639
   Net realized gain (loss) on sale of investments                             4,310,645                    6,246,386
   Net realized gain (loss) on foreign currency transactions                        (645)                      (1,597)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                        3,084,969                      690,123
   Net change in unrealized appreciation
     (depreciation)--other                                                           159                         (159)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       9,061,746                    8,575,392
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                             (1,718,499)                    (855,395)
   Net investment income--Class II                                                     0                            0
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                (5,192,802)                    (829,557)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (6,911,301)                  (1,684,952)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                         11,520,117                   21,877,864
   Proceeds from shares sold--Class II                                           418,255                            0
   Reinvestment of dividends and capital gain distributions                    6,650,712                    1,610,146
   Payments for shares redeemed, net of fees--Class I                        (26,121,233)                 (27,806,714)
   Payments for shares redeemed, net of fees--Class II                               (50)                           0
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                       (7,532,199)                  (4,318,704)
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (5,381,754)                   2,571,736
   NET ASSETS:
   Beginning of period                                                        60,317,591                   57,745,855
                                                                         ---------------              ---------------
   End of period                                                         $    54,935,837              $    60,317,591
                                                                         ===============              ===============
   Undistributed net investment income                                   $     1,007,663              $     1,631,244
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $        0.4509              $        0.2118
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                    1.3625                       0.2053
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $        1.8134              $        0.4171
                                                                         ===============              ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

     STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                -------------------------------------------------
                                                                                THE OAKMARK
                                                                                GLOBAL FUND
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                   PERIOD ENDED
                                                                SEPTEMBER 30, 2000          SEPTEMBER 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                           $     146,742                $       32,032
   Net realized gain (loss) on sale of investments                        96,088                       (84,542)
   Net realized gain (loss) on foreign currency transactions             132,840                          (871)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                4,122,450                    (1,789,042)
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                                  81,181                        (4,719)
   Net change in unrealized appreciation
     (depreciation)--other                                                (1,568)                           53
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               4,577,733                    (1,847,089)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                 (29,834)                            0
   Net realized short-term gain                                                0                             0
   Net realized long-term gain                                                 0                             0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (29,834)                            0
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                          12,896,002                    25,938,577
   Reinvestment of dividends and capital gain distributions               28,883                             0
   Payments for shares redeemed, net of fees                         (14,198,899)                     (138,134)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                               (1,274,014)                   25,800,443
                                                                   -------------                --------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                3,273,885                    23,953,354
   NET ASSETS:
   Beginning of period                                                23,953,354                             0
                                                                   -------------                --------------
   End of period                                                   $  27,227,239                $   23,953,354
                                                                   =============                ==============
   Undistributed net investment income                             $     280,910                $       31,161
                                                                   =============                ==============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                           $      0.0098                $            0
   Net realized short-term gain                                                0                             0
   Net realized long-term gain                                                 0                             0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             $      0.0098                $            0
                                                                   =============                ==============

(a) The date which Fund shares were first offered to the public was August 4,1999.

--------------------------------------------------------------------------------

                                                                -------------------------------------------------
                                                                               THE OAKMARK
                                                                            INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                  YEAR ENDED
                                                                SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                           $  14,664,615                $   15,632,479
   Net realized gain (loss) on sale of investments                    60,562,992                   (28,187,781)
   Net realized gain (loss) on foreign currency transactions          10,609,055                    11,558,024
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                               13,902,115                   290,561,381
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                               2,556,178                     1,014,015
   Net change in unrealized appreciation
     (depreciation)--other                                              (111,145)                     (274,516)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             102,183,810                   290,303,602
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                    (27,231,383)                  (16,590,763)
   Net investment income--Class II                                        (1,053)                            0
   Net realized short-term gain                                                0                   (32,678,201)
   Net realized long-term gain                                                 0                   (20,071,535)
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (27,232,436)                  (69,340,499)
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                172,133,473                   370,563,788
   Proceeds from shares sold--Class II                                   143,284                             0
   Reinvestment of dividends and capital gain distributions           26,258,587                    65,432,760
   Payments for shares redeemed, net of fees--Class I               (302,066,042)                 (601,921,972)
   Payments for shares redeemed, net of fees--Class II                   (48,697)                            0
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             (103,579,395)                 (165,925,424)
                                                                   -------------                --------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (28,628,021)                   55,037,679
   NET ASSETS:
   Beginning of period                                               811,141,987                   756,104,308
                                                                   -------------                --------------
   End of period                                                   $ 782,513,966                $  811,141,987
                                                                   =============                ==============
   Undistributed net investment income                             $  24,309,333                $   (3,080,259)
                                                                   =============                ==============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                           $      0.4861                $       0.2440
   Net realized short-term gain                                                0                        0.4807
   Net realized long-term gain                                                 0                        0.2953
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             $      0.4861                $       1.0200
                                                                   =============                ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

     STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                -------------------------------------------------
                                                                         THE OAKMARK INTERNATIONAL
                                                                               SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                  YEAR ENDED
                                                                SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                           $   2,268,614                $    2,541,981
   Net realized gain (loss) on sale of investments                     4,863,798                    12,338,825
   Net realized gain (loss) on foreign currency transactions             991,046                       968,518
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (13,182,275)                   34,768,296
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                                 281,817                       186,436
   Net change in unrealized appreciation
     (depreciation)--other                                               (28,709)                       (2,615)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              (4,805,709)                   50,801,441
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                              (1,252,257)                   (1,558,450)
   Net realized short-term gain                                       (3,278,736)                            0
   Net realized long-term gain                                        (3,226,904)                            0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (7,757,897)                   (1,558,450)
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                          39,669,014                   253,467,836
   Reinvestment of dividends and capital gain distributions            7,637,609                     1,470,554
   Payments for shares redeemed, net of fees                         (99,763,438)                 (200,585,753)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              (52,456,815)                   54,352,637
                                                                   -------------                --------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (65,020,421)                  103,595,628
   NET ASSETS:
   Beginning of period                                               155,366,203                    51,770,575
                                                                   -------------                --------------
   End of period                                                   $  90,345,782                $  155,366,203
                                                                   =============                ==============
   Undistributed net investment income                             $   2,967,277                $    3,165,289
                                                                   =============                ==============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                           $      0.1135                $       0.2049
   Net realized short-term gain                                           0.2972                             0
   Net realized long-term gain                                            0.2923                             0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             $      0.7030                $       0.2049
                                                                   =============                ==============

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--
Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. At this time, expenses directly attributable to each class are transfer agent fees, service fees and other shareholder servicing fees.

SECURITY VALUATION--
Investments are stated at market value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30 2000, only the Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation)-other includes the following components:


                                                                      INT'L
                                     GLOBAL      INTERNATIONAL      SMALL CAP
-----------------------------------------------------------------------------
Unrealized appreciation
  (depreciation) on
  dividends and dividend
  reclaims receivable               $(1,594)       $(191,459)       $(25,844)

Unrealized appreciation
  (depreciation) on open
  securities purchases and sales          0           22,322           1,041

Unrealized appreciation
  (depreciation) on
  transaction hedge
  purchases and sales                     0          (29,882)         (1,454)

Unrealized appreciation
  (depreciation) on tax
  expense payable                        79           18,779             571
                                    -------        ---------        --------

  Net Unrealized
  Appreciation
  (Depreciation) - Other            $(1,515)       $(180,240)       $(25,686)
                                    =======        =========        ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
------------------------------------------------------------------------------

Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--
At September 30, 2000, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at September 30, 2000:

PORTFOLIO HEDGES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PROCEEDS            FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,185,825                 750,000  Pound Sterling       October 2000              $76,462
                                                                                                -------
                                                                                                $76,462
                                                                                                =======

The International Fund had the following outstanding contracts at September 30, 2000:

PORTFOLIO HEDGES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PROCEEDS            FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
            $15,811,000              10,000,000  Pound Sterling       October 2000           $1,019,496
             27,659,700              18,000,000  Pound Sterling       November 2000           1,021,282
              3,811,339             400,000,000  Japanese Yen         February 2001               7,225
                                                                                             ----------
                                                                                             $2,048,003
                                                                                             ==========

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR SOLD                FOREIGN CURRENCY PURCHASED    SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,352,619               1,533,755  Euro Currency        October 2000               $2,837
                133,806                 151,553  Euro Currency        October 2000                  129
              1,153,383               1,306,357  Euro Currency        October 2000                1,110
                362,329                 410,902  Euro Currency        October 2000                  805
              2,020,755               2,289,808  Euro Currency        October 2000                2,862
                825,839                 935,795  Euro Currency        October 2000                1,170
                                                                                                 ------
                                                                                                 $8,913
                                                                                                 ======

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
------------------------------------------------------------------------------

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PURCHASED           FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,474,421               1,669,975  Euro Currency        October 2000            $ (1,419)
              3,043,854               3,448,735  Euro Currency        October 2000              (3,965)
              2,023,098               1,385,304  Pound Sterling       October 2000             (25,629)
                 41,124                  28,119  Pound Sterling       October 2000                (461)
              2,570,357               1,742,969  Pound Sterling       October 2000              (7,321)
                                                                                              --------
                                                                                              $(38,795)
                                                                                              ========

The Int'l Small Cap Fund had the following outstanding contracts at September 30, 2000:

PORTFOLIO HEDGES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PROCEEDS            FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $4,189,915               2,650,000  Pound Sterling       October 2000             $270,166
              2,882,398             300,000,000  Japanese Yen         October 2000               19,275
                                                                                               --------
                                                                                               $289,441
                                                                                               ========

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLARS SOLD               FOREIGN CURRENCY PURCHASED    SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
               $302,964                 207,311  Pound Sterling       October 2000               $3,628
                                                                                                 ------
                                                                                                 $3,628
                                                                                                 ======

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLARS PURCHASED          FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,348,240               2,029,291  Canadian Dollar      October 2000              $ 1,932
                 25,616                  29,013  Euro Currency        October 2000                  (25)
                 32,537                  36,852  Euro Currency        October 2000                  (31)
              1,002,315               1,137,057  Euro Currency        October 2000               (2,558)
                 20,704                  23,460  Euro Currency        October 2000                  (29)
                154,457                 175,023  Euro Currency        October 2000                 (219)
                200,724                 138,323  Pound Sterling       October 2000               (3,841)
                 42,854                  74,695  Singapore Dollar     October 2000                  (95)
                 32,896                  57,420  Singapore Dollar     October 2000                 (120)
                100,684                 175,270  Singapore Dollar     October 2000                  (96)
                                                                                                -------
                                                                                                $(5,082)
                                                                                                =======

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
----------------------------------------------------------------------------

At September 30, 2000, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--
No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

The Funds hereby designate the approximate long term capital gains for purposes of the dividends paid deduction (in thousands):

                         SMALL    EQUITY &                      INT'L SMALL
   OAKMARK    SELECT      CAP      INCOME    GLOBAL     INT'L       CAP
   ------------------------------------------------------------------------
     $0      $127,158   $10,886    $4,590      $0      $9,190      $4,864

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS--
The Funds have an unsecured line of credit with a syndication of banks. It is a committed line of $300 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of September 30, 2000, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS--
When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2000, Small Cap wrote option contracts. Portfolio securities valued at $837,375 were held in escrow by the custodian as cover for call options written by the Small Cap.

2. TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets, .85% on the next $5 billion of net assets, and .80% on the excess of $10 billion of net assets. Select pays 1% on the first $1 billion of net assets, .95% on the next $500 million of net assets, .90% on the next $500 million of net assets, .85% on the next $500 million of net assets, .80% on the next $2.5 million of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million of net assets, 1.10% on the next $500 million of net assets, 1.05% on the next $500 million of net assets, and 1% on the excess of $2.5 billion of net assets. Equity and Income pays .75% of net assets. Global pays 1.00% of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets, and .90% on the excess of $5 billion of net assets. Int'l Small Cap pays 1.25% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% for domestic funds, 2.0% for international funds, and 1.75% for the Global Fund.

In connection with the organization of the Funds, expenses of approximately $7,283 were advanced each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select.

During the twelve months ended September 30, 2000, the Funds incurred brokerage commissions of $7,645,100, $4,102,031, $680,633, $200,588,
$256,580, $2,905,834, and $469,454 of which $2,765,022, $1,112,365, $226,659,
$100,258, $87,377, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
----------------------------------------------------------------------------


3. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):


                                                                    TWELVE MONTHS ENDED SEPTEMBER 30, 2000
                                            --------------------------------------------------------------------------------------
                                                                                 EQUITY &                              INT'L SMALL
                                             OAKMARK      SELECT     SMALL CAP    INCOME     GLOBAL    INTERNATIONAL       CAP
              --------------------------------------------------------------------------------------------------------------------
              Shares sold                    11,007       32,899       3,743         784      1,361       11,609          3,311
              Shares issued in
                reinvestment of dividends    21,629       15,744           0         463          3        1,899            656
              Less shares redeemed          (95,833)     (44,043)    (18,761)     (1,763)    (1,477)     (20,847)        (8,406)
                                            -------      -------     -------      ------     ------      -------         ------

              Net increase
                (decrease) in
                shares outstanding          (63,197)       4,600     (15,018)       (516)      (113)      (7,339)        (4,439)
                                            =======      =======     =======      ======     ======      =======         ======

                                                                    TWELVE MONTHS ENDED SEPTEMBER 30, 1999
                                            --------------------------------------------------------------------------------------
                                                                                 EQUITY &                              INT'L SMALL
                                             OAKMARK      SELECT     SMALL CAP    INCOME     GLOBAL(a) INTERNATIONAL       CAP
              --------------------------------------------------------------------------------------------------------------------
              Shares sold                    22,559       32,332      18,587       1,449      2,623       27,499         21,542
              Shares issued in
                reinvestment of dividends    10,299        2,853         298         112          0        6,003            178
              Less shares redeemed         (100,457)     (30,105)    (36,338)     (1,842)       (15)     (47,902)       (16,944)
                                           --------      -------     -------      ------      -----      -------        -------
              Net increase
                (decrease) in
                shares outstanding          (67,599)       5,080     (17,453)       (281)     2,608      (14,400)         4,776
                                            =======      =======     =======      ======     ======      =======         ======

              (a) The date which Fund shares were first offered for sale to the public was August 4, 1999.

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                               EQUITY &                              INT'L SMALL
                                          OAKMARK       SELECT     SMALL CAP    INCOME    GLOBAL    INTERNATIONAL        CAP
              ------------------------------------------------------------------------------------------------------------------
              Purchases                  $1,287,017   $1,007,676    $ 77,253    $45,616   $38,215     $473,207        $43,098
              Proceeds from sales        $3,249,901   $1,233,828    $285,248    $56,873   $39,785     $570,706        $95,650

Transactions in options written by Small Cap during the year ended September 30, 2000 were as follows:

                                                                         NUMBER OF     PREMIUMS
                                                                         CONTRACTS     RECEIVED
              ---------------------------------------------------------------------------------
              Options outstanding at September 30, 1999                   $     0     $       0
              Options written                                               2,360       678,033
              Options terminated in closing purchase transactions            (200)      (50,794)
              Options expired                                              (1,750)     (538,261)
              Options exercised                                              (200)      (24,400)
                                                                          -------     ---------
              Options outstanding at September 30, 2000                   $   210     $  64,578
                                                                          =======     =========

----------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
----------------------------------------------------------------------------

5.   TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 2000 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           The Reynolds and Reynolds Company,
             Class A                             $71,680,613      $17,864,227      $2,363,801      $118,846,538
           U.S. Industries, Inc.                   2,912,258       55,191,225       1,248,195        42,600,075
           USG Corporation                        17,059,825       16,769,233       2,147,190        87,089,681
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $91,652,696      $89,824,685      $5,759,186      $248,536,294

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           Hanger Orthopedic Group, Inc.         $ 7,335,666      $    61,472      $        0      $  4,312,500
           R.G. Barry Corporation                     49,200          192,456               0         2,565,000
           Sames Corporation                               0          242,030               0         3,201,875
           Ugly Duckling Corporation                       0                0               0        10,171,875
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $ 7,384,866      $   495,958      $        0      $ 20,251,250

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           Chargeurs SA                          $         0      $12,532,174      $1,336,880      $ 25,360,707
           Dongah Tire Industry Company                    0                0         222,263         3,459,560
           Fila Holding S.p.A.                     1,824,332        1,710,130               0        23,522,425
           Lotte Chilsung Beverage Company         1,542,010                0          32,524         9,399,202
           Nufarm Limited                         32,936,973                0               0        17,097,359
           Somerfield plc                         42,112,018       12,444,936         813,479        45,054,993
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $78,415,333      $26,687,240      $2,405,146      $123,894,246

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           Designer Textiles (NZ) Limited        $         0      $         0      $   20,634      $    191,758
           Mainfreight Limited                       115,895           15,170         167,324         2,317,741
           Matichon Public Company Limited,
             Foreign Shares                                0                0         215,963         2,105,571
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $   115,895      $    15,170      $  403,921      $  4,615,070

------------------------------------------------------------------------------
THE OAKMARK FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        ELEVEN MONTHS
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED
                                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2000           1999           1998          1997(d)
                                           -------------------------------------------------------------
Net Asset Value, Beginning of Period       $       34.37  $       33.54  $       41.21  $       32.39
Income From Investment Operations:
   Net Investment Income (Loss)                     0.49           0.36           0.47           0.36
   Net Gains or Losses on Securities
      (both realized and unrealized)               (2.91)          2.51          (1.73)         10.67
                                           -------------  -------------  -------------  -------------
   Total From Investment Operations:               (2.42)          2.87          (1.26)         11.03
Less Distributions:
   Dividends (from net investment
      income)                                      (0.26)         (0.44)         (0.40)         (0.34)
   Distributions (from capital gains)              (4.74)         (1.60)         (6.01)         (1.87)
                                           -------------  -------------  -------------  -------------
    Total Distributions                            (5.00)         (2.04)         (6.41)         (2.21)
                                           -------------  -------------  -------------  -------------
Net Asset Value, End of Period             $       26.95  $       34.37  $       33.54  $       41.21
                                           =============  =============  =============  =============
Total Return                                       (7.55%)         7.98%         (4.06%)        39.24%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)    $    2,038.7   $    4,772.8   $    6,924.0   $    6,614.9
   Ratio of Expenses to Average
      Net Assets                                    1.21%          1.11%          1.08%          1.08%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         1.42%          1.02%          1.22%          1.19%*
   Portfolio Turnover Rate                            50%            13%            43%            17%



                                                                    YEAR ENDED OCTOBER 31,                           PERIOD ENDED
                                           ------------------------------------------------------------------------  OCTOBER 31,
                                               1996           1995           1994           1993           1992        1991(a)
                                           -----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      28.47  $       25.21  $       24.18  $       17.11  $       12.10  $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                    0.34           0.30           0.27           0.17          (0.03)     (0.01)
   Net Gains or Losses on Securities
      (both realized and unrealized)               4.70           4.66           1.76           7.15           5.04       2.11
                                           ------------  -------------  -------------  -------------  -------------  ---------
   Total From Investment Operations:               5.04           4.96           2.03           7.32           5.01       2.10
Less Distributions:
   Dividends (from net investment
      income)                                     (0.28)         (0.23)         (0.23)         (0.04)             0          0
   Distributions (from capital gains)             (0.84)         (1.47)         (0.77)         (0.21)             0          0
                                           ------------  -------------  -------------  -------------  -------------  ---------
    Total Distributions                           (1.12)         (1.70)         (1.00)         (0.25)             0          0
                                           ------------  -------------  -------------  -------------  -------------  ---------
Net Asset Value, End of Period             $      32.39  $       28.47  $       25.21  $       24.18  $       17.11  $   12.10
                                           ============  =============  =============  =============  =============  =========
Total Return                                      18.07%         21.55%          8.77%         43.21%         41.40%     87.10%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)    $   3,933.9   $    2,827.1   $    1,677.3   $    1,107.0   $      114.7   $    4.8
   Ratio of Expenses to Average
      Net Assets                                   1.18%          1.17%          1.22%          1.32%          1.70%      2.50%(b)*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                        1.13%          1.27%          1.19%          0.94%         (0.24)%    (0.66)%(c)*
   Portfolio Turnover Rate                           24%            18%            29%            18%            34%         0%

*    Data has been annualized.
(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c)  Computed giving effect to the Adviser's expense limitation undertaking.
(d) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  DECEMBER 31, 1999
                                                 YEAR ENDED           THROUGH
                                            SEPTEMBER 30, 2000   SEPTEMBER 30, 2000        YEAR ENDED          YEAR ENDED
                                                  CLASS I           CLASS II(a)        SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      20.92         $      18.42           $      16.76        $      16.34
Income From Investment Operations:
   Net Investment Income (Loss)                       0.13                 0.10                   0.19                0.03
   Net Gains or Losses on Securities
     (both realized and unrealized)                   4.32                 2.88                   4.73                0.56
                                              ------------         ------------           ------------        ------------
   Total From Investment Operations:                  4.45                 2.98                   4.92                0.59
Less Distributions:
   Dividends (from net investment income)            (0.20)                0.00                  (0.05)                  0
   Distributions (from capital gains)                (3.72)                0.00                  (0.71)              (0.17)
                                              ------------         ------------           ------------        ------------
   Total Distributions                               (3.92)                0.00                  (0.76)              (0.17)
                                              ------------         ------------           ------------        ------------
Net Asset Value, End of Period                $      21.45         $      21.40           $      20.92        $      16.76
                                              ============         ============           ============        ============
Total Return                                         24.53%               21.57%*                30.07%               3.64%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $   1,772.0          $       6.8            $   1,638.9         $   1,227.9
   Ratio of Expenses to Average Net Assets            1.17%                1.41%*                 1.16%               1.22%
   Ratio of Net Investment Income (Loss)
     to  Average Net Assets                           0.76%                0.59%*                 0.98%                .17%
   Portfolio Turnover Rate                              69%                  69%                    67%                 56%


                                           ELEVEN MONTHS
                                               ENDED
                                           SEPTEMBER 30,
                                              1997(b)
--------------------------------------------------------
Net Asset Value, Beginning of Period        $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                    (0.01)
   Net Gains or Losses on Securities
     (both realized and unrealized)                 6.35
                                            ------------
   Total From Investment Operations:                6.34
Less Distributions:
   Dividends (from net investment income)              0
   Distributions (from capital gains)                  0
                                            ------------
   Total Distributions                                 0
                                            ------------
Net Asset Value, End of Period              $      16.34
                                            ============
Total Return                                       69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)     $     514.2
   Ratio of Expenses to Average Net Assets          1.12%*
   Ratio of Net Investment Income (Loss)
     to  Average Net Assets                        (0.11)%*
   Portfolio Turnover Rate                            37%

*    Data has been annualized.
(a) The date which Class II shares were first sold to the public was December 31, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   13.88             $   12.63             $   20.34
Income From Investment Operations:
   Net Investment Income (Loss)                         0.00                  0.14                (0.12)
   Net Gains or Losses on Securities
     (both realized and unrealized)                     1.22                  1.20                 (4.73)
                                                   ---------             ---------             ---------
   Total From Investment Operations:                    1.22                  1.34                 (4.85)
Less Distributions:
   Dividends (from net investment income)               0.00                  0.00                     0
   Distributions (from capital gains)                   0.00                 (0.09)                (2.86)
                                                   ---------             ---------             ---------
   Total Distributions                                  0.00                 (0.09)                (2.86)
                                                   ---------             ---------             ---------
Net Asset Value, End of Period                     $   15.10             $   13.88             $   12.63
                                                   =========             =========             =========
Total Return                                            8.79%                10.56%               (26.37%)
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)              $248.7                $437.1                $618.0
   Ratio of Expenses to Average Net Assets              1.50%(a)              1.48%                 1.45%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                             (0.41)%(a)            (0.44)%               (0.40)%
   Portfolio Turnover Rate                                28%                   68%                   34%


                                                    ELEVEN MONTHS
                                                          ENDED              YEAR ENDED
                                                  SEPTEMBER 30, 1997(b)   OCTOBER 31, 1996
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      13.19           $     10.00
Income From Investment Operations:
   Net Investment Income (Loss)                            (0.01)                (0.02)
   Net Gains or Losses on Securities
     (both realized and unrealized)                         7.16                  3.21
                                                    ------------           -----------

   Total From Investment Operations:                        7.15                  3.19
Less Distributions:
   Dividends (from net investment income)                      0                     0
   Distributions (from capital gains)                          0                     0
                                                    ------------           -----------
   Total Distributions                                         0                     0
                                                    ------------           -----------
Net Asset Value, End of Period                      $      20.34           $     13.19
                                                    ============           ===========
Total Return                                               59.14%*               31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)             $    1,513.4           $     218.4
   Ratio of Expenses to Average Net Assets                  1.37%*                1.61%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                                 (0.25)%*              (0.29)%
   Portfolio Turnover Rate                                    27%                   23%

*    Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                        September 30,
                                                            2000
--------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets                1.59%
     Ratio of Net Income (Loss) to Average Net Assets      (0.50)%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          JULY 13, 2000
                                             YEAR ENDED      THROUGH                                 ELEVEN MONTHS
                                            SEPTEMBER 30,  SEPTEMBER 30,  YEAR ENDED      YEAR ENDED     ENDED         YEAR ENDED
                                               2000           2000        SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   OCTOBER 31,
                                              CLASS I       CLASS II (a)     1999            1998         1997(c)         1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  15.68       $  15.51       $  13.99      $   14.49      $   11.29      $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                 0.35           0.30           0.39           0.29           0.21           0.10
   Net Gains or Losses on Securities
     (both realized and unrealized)             2.28           0.68           1.72           0.04           3.24           1.19
                                            --------       --------       --------      ---------      ---------      ---------
   Total From Investment Operations:            2.63           0.98           2.11           0.33           3.45           1.29
Less Distributions:
   Dividends (from net investment income)      (0.45)          0.00          (0.21)         (0.24)         (0.12)             0
   Distributions (from capital gains)          (1.36)          0.00          (0.21)         (0.59)         (0.13)             0
                                            --------       --------       --------      ---------      ---------      ---------
    Total Distributions                        (1.81)          0.00          (0.42)         (0.83)         (0.25)             0
                                            --------       --------       --------      ---------      ---------      ---------
Net Asset Value, End of Period              $  16.50       $  16.49       $  15.68      $   13.99      $   14.49      $   11.29
                                            ========       ========       ========      =========      =========      =========
Total Return                                   18.51%         30.34%*        15.32%          2.57%         34.01%*        12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)     $   54.5       $   0.4        $   60.3      $    57.7      $    33.5      $    13.8
   Ratio of Expenses to Average Net Assets      1.24%          1.32%*         1.18%          1.31%          1.50%*(b)      2.50%(b)
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                      3.04%          2.59%*         2.65%          2.39%          2.38%*(b)      1.21%(b)
   Portfolio Turnover Rate                        87%            87%            81%            46%            53%            66%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was July 13, 2000.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                               September 30, October 31,
                                                                                                   1997         1996
---------------------------------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                                                         1.70%        2.64%
   Ratio of Net Income (Loss) to Average Net Assets                                                2.18%        1.08%

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               YEAR ENDED           PERIOD ENDED
                                                                           SEPTEMBER 30, 2000    SEPTEMBER 30, 1999(a)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $  9.18                  $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                    0.11                    0.01
   Net Gains or Losses on Securities
      (both realized and unrealized)                                               1.63                   (0.83)
                                                                                -------                  ------
   Total From Investment Operations:                                               1.74                   (0.82)
Less Distributions:
   Dividends (from net investment income)                                         (0.01)                   0.00
   Distributions (from capital gains)                                              0.00                    0.00
                                                                                -------                  ------
   Total Distributions                                                            (0.01)                   0.00
                                                                                -------                  ------
Net Asset Value, End of Period                                                   $10.91                  $ 9.18
                                                                                =======                  ======
Total Return                                                                      18.97%                 (51.60%)*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                         $  27.2                  $ 24.0
   Ratio of Expenses to Average Net Assets                                         1.75%(b)                1.75%*(b)
   Ratio of Net Investment Income (Loss) to Average Net Assets                     0.54%(b)                0.98%*(b)
   Portfolio Turnover Rate                                                          147%                      7%


*Data has been annualized.

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                             September 30,           September 30,
                                                                                 2000                    1999
---------------------------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                                       1.96%                   2.22%
   Ratio of Net Income (Loss) to Average Net Assets                              0.34%                   0.51%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED      NOVEMBER 4,                                ELEVEN MONTHS
                                         SEPTEMBER 30,  1999, THROUGH     YEAR ENDED     YEAR ENDED      ENDED
                                            2000         SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                           CLASS I     2000 CLASS II(a)     1999           1998          1997(c)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period      $  13.95       $  14.36         $  10.42       $  18.77     $  14.92
Income From Investment Operations:
   Net Investment Income (Loss)               1.02           0.96            (0.34)          0.41         0.27
   Net Gains or Losses on Securities
      (both realized and unrealized)          0.92           0.54             4.89          (5.32)        3.74
                                          --------       --------         --------       --------      -------
   Total From Investment Operations:          1.94           1.50             4.55          (4.91)        4.01
Less Distributions:
   Dividends (from net investment
      income)                                (0.49)         (0.49)           (0.24)         (0.58)       (0.16)
   Distributions (from capital gains)         0.00           0.00            (0.78)         (2.86)           0
                                          --------       --------         --------       --------      -------
   Total Distributions                       (0.49)         (0.49)           (1.02)         (3.44)       (0.16)
                                          --------       --------         --------       --------      -------
Net Asset Value, End of Period            $  15.40       $  15.37         $  13.95       $  10.42     $  18.77
                                          ========       ========         ========       ========      =======
Total Return                                 14.27%         11.77%*          46.41%        (29.90)%      29.63%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)   $  782.4       $    0.1         $  811.1       $  756.1     $1,647.3
   Ratio of Expenses to Average
      Net Assets                              1.30%          1.50%*           1.29%          1.32%        1.26%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                   1.87%          1.98%*           1.94%          1.95%        2.09%*
   Portfolio Turnover Rate                      64%            64%              54%            43%          61%


                                                        YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                             -----------------------------------------      OCTOBER 31,
                                              1996         1995        1994       1993       1992(b)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period       $  12.97    $   14.50   $   14.09   $   9.80    $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                0.09         0.30        0.21       0.06         0.26
   Net Gains or Losses on Securities
      (both realized and unrealized)           2.90        (0.77)       0.43       4.48        (0.46)
                                           --------    ---------   ---------   --------    ---------
   Total From Investment Operations:           2.99        (0.47)       0.64       4.54         (0.2)
Less Distributions:
   Dividends (from net investment
      income)                                     0            0       (0.08)     (0.25)           0
   Distributions (from capital gains)         (1.04)       (1.06)      (0.15)         0            0
                                           --------    ---------   ---------   --------    ---------
   Total Distributions                        (1.04)       (1.06)      (0.23)     (0.25)           0
                                           --------    ---------   ---------   --------    ---------
Net Asset Value, End of Period             $  14.92    $   12.97   $   14.50   $  14.09    $    9.80
                                           ========    =========   =========   ========    =========
Total Return                                  24.90%       (3.06)%      4.62%     47.49%      (22.81)%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)    $1,172.8    $   819.7   $ 1,286.0   $  815.4    $    23.5
   Ratio of Expenses to Average
      Net Assets                               1.32%        1.40%       1.37%      1.26%        2.04%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                    1.45%        1.40%       1.44%      1.55%       37.02%*
   Portfolio Turnover Rate                       42%          26%         55%        21%           0%


*Data has been annualized.

(a) The date which Class II shares were first sold to the public was November 4, 1999.
(b) The date which Fund shares were first offered for sale to the public was September 30, 1992.
(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              ELEVEN MONTHS
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED       ENDED                YEAR ENDED
                                     SEPTEMBER 30, 2000 SEPTEMBER 30, 1999 SEPTEMBER 30, 1998 SEPTEMBER 30, 1997(b) OCTOBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $    12.64         $   6.89          $   12.20         $    11.41         $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                 0.23             0.24               0.18               0.13              0.04
   Net Gains or Losses on Securities
     (both realized and unrealized)            (0.66)            5.71              (4.09)              1.10              1.37
                                          ----------         --------          ---------         ----------         ---------
   Total From Investment Operations:           (0.43)            5.95              (3.91)              1.23              1.41
Less Distributions:
   Dividends (from net investment income)      (0.11)           (0.20)             (0.06)             (0.08)                0
   Distributions (from capital gains)          (0.59)            0.00              (1.34)             (0.36)                0
                                          ----------         --------          ---------         ----------         ---------
   Total Distributions                         (0.70)           (0.20)             (1.40)             (0.44)                0
                                          ----------         --------          ---------         ----------         ---------
Net Asset Value, End of Period            $    11.51         $  12.64          $    6.89         $    12.20         $   11.41
                                          ==========         ========          =========         ==========         =========
Total Return                                   (3.44)%          88.02%            (35.20)%            12.07%*           14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)   $     90.3         $  155.4              $51.8              $66.0             $39.8
   Ratio of Expenses to Average Net Assets      1.76%            1.79%              1.96%              1.93%*            2.50%(a)
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                      1.98%            2.31%              2.17%              1.23%*            0.65%(a)
   Portfolio Turnover Rate                        40%             126%                69%                63%               27%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                                                     October 31,
                                                                                                                         1996
------------------------------------------------------------------------------------------------------------------------------------
    Ratio of Expenses to Average Net Assets                                                                              2.65%
    Ratio of Net Income (Loss) to Average Net Assets                                                                     0.50%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF HARRIS
  ASSOCIATES INVESTMENT TRUST:

      WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (EACH A SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST), INCLUDING THE SCHEDULES OF INVESTMENTS ON PAGES 5-7, 11-12, 16-18, 22-25, 30-32, 37-40 AND 45-48, AS OF SEPTEMBER 30,
2000, AND THE RELATED STATEMENTS OF OPERATIONS, STATEMENTS OF CHANGES IN NET ASSETS AND THE FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

      WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2000, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AS TO SECURITIES PURCHASED BUT NOT RECEIVED, WE REQUESTED CONFIRMATION FROM BROKERS, AND WHEN REPLIES WERE NOT RECEIVED, WE CARRIED OUT ALTERNATIVE AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

      IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITIONS OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND OF THE HARRIS ASSOCIATES INVESTMENT TRUST AS OF SEPTEMBER 30, 2000, THE RESULTS OF THEIR OPERATIONS, THE CHANGES IN THEIR NET ASSETS, AND THEIR FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

ARTHUR ANDERSEN LLP
Chicago, Illinois
October 26, 2000

                            PART C OTHER INFORMATION
ITEM 23. EXHIBITS

Note: As used herein, "Registration Statement" refers to this registration statement under the Securities Act of 1933, no. 33-38953. "Pre-effective Amendment" refers to a pre-effective amendment to the Registration Statement, and "Post-effective Amendment" refers to a post-effective amendment to the Registration Statement.

(a) Agreement and declaration of trust (exhibit 1 to Post-effective Amendment no. 18*)

(b)        Bylaws as amended and restated through January 17, 2001

(c)        The registrant does not issue share certificates

(d)(1)     Investment advisory agreement for The Oakmark Fund dated October 30,
           2000

(d)(2) Investment advisory agreement for The Oakmark Select Fund dated October 30, 2000

(d)(3) Investment advisory agreement for The Oakmark Small Cap Fund dated October 30, 2000

(d)(4) Investment advisory agreement for The Oakmark Equity and Income Fund dated October 30, 2000

(d)(5) Investment advisory agreement for The Oakmark Global Fund dated October 30, 2000

(d)(6) Investment advisory agreement for The Oakmark International Fund dated October 30, 2000

(d)(7) Investment advisory agreement for The Oakmark International Small Cap Fund dated October 30, 2000

(e)        Distribution agreement dated January 26, 2001

(f)        None

(g)(1) Custody agreement with State Street Bank and Trust Company dated July 10, 1991 (exhibit 8.1 to Post-effective Amendment no. 18*)

(g)(2) Special custody account agreement (short sales) dated September 24, 1991 (exhibit 8.2 to Post-effective Amendment no. 18*)

(g)(3) Form of letter agreement dated September 8, 1992 applying custody agreement (exhibit (g)(1)) to The Oakmark International Fund (exhibit
           8.3 to Post-effective Amendment no. 18*)

(g)(4) Form of letter agreement dated September 15, 1995 applying custody agreement (exhibit (g)(1)) and transfer agency agreement to The Oakmark Small Cap Fund, The Oakmark Equity and Income

           Fund and The Oakmark International Small Cap Fund (exhibit 8.4 to Post-effective Amendment no. 18*)

(g)(5) Form of letter agreement dated September 30, 1996 applying custody agreement (exhibit (g)(1)) to The Oakmark Select Fund (exhibit 8.5 to Post-effective Amendment no. 17*)

(g)(6) Form of special custody account agreement (short sales) dated May 21, 1996 for each of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund (exhibit 8.6 to Post-effective Amendment No. 20*)

(g)(7) Form of letter agreement dated August, 1999 applying custody agreement (exhibit (g)(1)) to The Oakmark Global Fund (exhibit (g)(7) to Post-effective Amendment no. 22*)

(g)(8)     Amendment to custodian contract dated April 18, 2000

(h) Transfer agent agreement with Nvest Services Company, Inc. dated September 1, 1999 (exhibit (h) to Post-effective Amendment no. 23*)

(i)(1) Opinion of Bell, Boyd & Lloyd dated November 1, 1998 - The Oakmark Fund (exhibit 10.1 to Post-effective Amendment no. 21*)

(i)(2) Opinion of Bell, Boyd & Lloyd dated July 23, 1992 - The Oakmark International Fund (exhibit 10.2 to Post-effective Amendment no. 18*)

(i)(3) Opinion of Bell, Boyd & Lloyd dated September 20, 1995 - The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund (exhibit 10.4 to Post-Effective Amendment no. 18*)

(i)(4) Opinion of Bell, Boyd & Lloyd dated October 22, 1996 - The Oakmark Select Fund (exhibit 10.5 to Post-effective Amendment no. 17*)

(i)(5) Opinion of Bell, Boyd & Lloyd dated May 21, 1999 - The Oakmark Global Fund (exhibit (i)(6) to Post-effective Amendment no. 22*)

(i)(6)     Consent of Bell, Boyd & Lloyd LLC dated January 26, 2001

(j)        Consent of independent public accountants dated January 26, 2001

(k)        None

(l)(1) Organizational expense agreement for The Oakmark Fund dated July 31, 1991 (exhibit 13.1 to Post-effective Amendment no. 18*)

(l)(2) Organizational expense agreement for The Oakmark International Fund dated September 15, 1992 (exhibit 13.2 to Post-effective Amendment no. 18*)

(l)(3) Organizational expense agreement for The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund dated July 6, 1995 (exhibit 13.3 to Post-effective Amendment no. 18*)

(l)(4) Organizational expense agreement for The Oakmark Select Fund dated October 22, 1996 (exhibit 13.4 to Post-effective Amendment no. 17*)

(l)(5) Form of subscription agreement (exhibit 13.5 to Post-effective Amendment no. 18*)

(m)        None

(n)        Rule 18f-3 plan (exhibit 18 to Post-effective Amendment No. 21*)

(p)(1) Code of ethics of Harris Associates L.P., Harris Associates Securities L.P. and Harris Associates Investment Trust dated April 18, 2000

(p)(2) Code of ethics for non-interested trustees of Harris Associates Investment Trust dated April 18, 2000

--------------------

*    Incorporated by reference

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Funds" and in the Statement of Additional Information under the caption "Investment Adviser" and "Trustees and Officers" is incorporated by reference.

ITEM 25. INDEMNIFICATION

       Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       The registrant, its trustees and officers, Harris Associates L.P. ("HALP") (the investment adviser to registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under a policy of insurance maintained by registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. Neither the Adviser nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that the Adviser is a registered commodity trading adviser and commodity pool operator and its general partner is also the general partner of a securities broker-dealer firm.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Harris Associates Securities L.P. acts as principal underwriter for the registrant.

(b) Set forth below is information with respect to each officer of Harris Associates Securities L.P.:

                            POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
              NAME                 UNDERWRITER                   REGISTRANT
       Robert Levy          President and Chief          President
                            Executive Officer

       Anita M. Nagler      Chief Operating Officer      Secretary

       Kristi L. Rowsell    Treasurer                    Treasurer


              The principal business address of each officer of Harris Associates Securities L.P. is Two North La Salle Street, Suite 500, Chicago, Illinois 60602.

       (c) There are no commissions or other compensation received from the registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the registrant or an affiliated person of an affiliated person.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 (1)   State Street Bank & Trust Company
       66 Brooks Drive
       Braintree, MA 02184
       Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

(2)    Harris Associates L.P.
       Two North La Salle Street, Suite 500
       Chicago, IL 60602
       Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
       Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
       Rule 31a-2(c); Rule 31a-2(e)

ITEM 29. MANAGEMENT SERVICES

       None

ITEM 30. UNDERTAKINGS

       Not applicable

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on January 26, 2001.

                                              HARRIS ASSOCIATES INVESTMENT TRUST


                                              By        /s/ Robert M. Levy
                                                --------------------------------
                                                      Robert M. Levy, President

       Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


       NAME                        TITLE                          DATE
/s/ Michael J. Friduss             Trustee                  )
-----------------------------                               )
Michael J. Friduss                                          )
                                                            )
/s/ Thomas H. Hayden               Trustee                  )
-----------------------------                               )
Thomas H. Hayden                                            )
                                                            )
/s/ Christine M. Maki              Trustee                  )
-----------------------------                               )
Christine M. Maki                                           )
                                                            )
/s/ Victor A. Morgenstern          Trustee                  )
-----------------------------                               )
Victor A. Morgenstern                                       )
                                                            )
/s/ Allan J. Reich                 Trustee                  )
-----------------------------                               )
Allan J. Reich                                              )
                                                            )   January 26, 2001
/s/ Marv R. Rotter                 Trustee                  )
-----------------------------                               )
Marv R. Rotter                                              )
                                                            )
/s/ Burton W. Ruder                Trustee                  )
-----------------------------                               )
Burton W. Ruder                                             )
                                                            )
/s/ Peter S. Voss                  Trustee                  )
-----------------------------                               )
Peter S. Voss                                               )
                                                            )
/s/ Gary N. Wilner                 Trustee                  )
-----------------------------                               )
Gary N. Wilner                                              )
                                                            )
/s/ Robert M. Levy                 President (chief         )
-----------------------------       executive officer)      )
Robert M. Levy

/s/ Kristi L. Rowsell              Treasurer (principal     )
-----------------------------       accounting officer)     )
Kristi L. Rowsell

Exhibits Being Filed with This Amendment


EXHIBIT

(b)         Bylaws as amended and restated through January 17, 2001

(d)(1)      Investment advisory agreement for The Oakmark Fund dated October 30,
            2000

(d)(2) Investment advisory agreement for The Oakmark Select Fund dated October 30, 2000

(d)(3) Investment advisory agreement for The Oakmark Small Cap Fund dated October 30, 2000

(d)(4) Investment advisory agreement for The Oakmark Equity and Income Fund dated October 30, 2000

(d)(5) Investment advisory agreement for The Oakmark Global Fund dated October 30, 2000

(d)(6) Investment advisory agreement for The Oakmark International Fund dated October 30, 2000

(d)(7) Investment advisory agreement for The Oakmark International Small Cap Fund dated October 30, 2000

(e)         Distribution agreement dated January 26, 2001

(g)(8)      Amendment to custodian contract dated April 18, 2000

(i)(6)      Consent of Bell, Boyd & Lloyd

(j)         Consent of independent public accountants

(p)(1) Code of ethics of Harris Associates L.P., Harris Associates Securities L.P. and Harris Associates Investment Trust dated April 18, 2000

(p)(2) Code of ethics for non-interested trustees of Harris Associates Investment Trust dated April 18, 2000